                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08789

                  ---------------------------------------------
                                VALIC Company II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      2929 Allen Parkway, Houston, TX 77019
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Evelyn M. Curran
                              Senior Vice President
                   The Variable Annuity Life Insurance Company
                               2929 Allen Parkway
                                Houston, TX 77019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 831-6425
                                                  -----------------------------
Date of fiscal year end: August 31
                        --------------------------
Date of reporting period: August 31, 2004
                        --------------------------

Item 1. Reports to Shareholders

VALIC Company II, Annual Report at August 31, 2004

                                                               VALIC Company II

                                                                  Annual Report

                                                                August 31, 2004

               VALIC COMPANY II - ANNUAL REPORT AUGUST 31, 2004

TABLE OF CONTENTS


President's Letter.........................................................
                                                                             1

Expense Example............................................................
                                                                             2

Schedules of Investments:

   Aggressive Growth Lifestyle Fund........................................  4
   Capital Appreciation Fund...............................................  6
   Conservative Growth Lifestyle Fund......................................  8
   Core Bond Fund.......................................................... 10
   High Yield Bond Fund.................................................... 16
   International Growth II Fund............................................ 22
   Large Cap Value Fund.................................................... 25
   Mid Cap Growth Fund..................................................... 28
   Mid Cap Value Fund...................................................... 31
   Moderate Growth Lifestyle Fund.......................................... 34
   Money Market II Fund.................................................... 36
   Small Cap Growth Fund................................................... 38
   Small Cap Value Fund.................................................... 41
   Socially Responsible Fund............................................... 45
   Strategic Bond Fund..................................................... 48

Statements of Assets and Liabilities.......................................
                                                                            55

Statements of Operations...................................................
                                                                            57

Statements of Changes in Net Assets........................................
                                                                            59

Notes to Financial Statements..............................................
                                                                            63

Financial Highlights.......................................................
                                                                            74

Report of Independent Registered Public Accounting Firm....................
                                                                            82

Trustee Information........................................................
                                                                            83

Shareholder Tax Information................................................
                                                                            85

Comparisons: Fund vs Indexes...............................................
                                                                            86

--------------------------------------------------------------------------------

                             PRESIDENT'S LETTER                       1

Dear Valued Investor:

We are pleased to provide you with the Annual Report for VALIC Company II for the twelve month period ending August 31, 2004.

During the twelve month period, the pre-eminent factors that influenced the market included strong corporate earnings, rising oil prices, rising short-term interest rates and increasing violence in the Middle East. With geopolitical and economic "uncertainty" continuing to be the predominate theme, the markets have generally been stagnant in 2004.

Each new period brings with it more issues for the markets to face. Exposure to certain asset classes, such as bonds and value companies in recent months, may help performance during one quarter, but the leaders the next quarter may be completely different. These changes only reinforce the benefits of a well-diversified portfolio with exposure to numerous asset classes that perform differently in varying market conditions.

With VALIC Company II, you have a wide range of investment choices, covering many asset classes, to help you meet your objectives. Each investor has his or her own risk tolerance and financial goals. We recommend that you contact your financial representative to make certain that your current portfolio allocation is appropriate for you.

The following pages provide you with detailed information about your fund's returns and holdings, as well as financial information. Additionally, you will find data and analysis that provide insight into the market conditions affecting your particular fund's performance.

Thank you for your continued confidence in our ability to help you meet your investment goals.

                                          Sincerely,

                                                  /s/ Evelyn M. Curran
                                          Evelyn M. Curran, President
                                          VALIC Company II

2         VALIC COMPANY II - EXPENSE EXAMPLE (Unaudited)         August 31, 2004


Disclosure of Fund Expenses in Shareholder Reports

 As a shareholder of a Fund in VALIC Company II ("VC II"), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at March 1, 2004 and held until August 31, 2004. Shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts'') and qualified retirement plans (the "Plans"). The fees and expenses associated with the Variable Contracts and Plans are not included in these Examples, and had such fees and expenses been included, your costs would have been higher. Please see your Variable Contract prospectus or Plan document for more details on the separate account fees or administration fees.

Actual Expenses

 The second through the fourth columns of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period. The "Expenses Paid During Period'' in column four and "Expense Ratio as of August 31, 2004'' in column eight do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered.

Hypothetical Example for Comparison Purposes

 The fifth through the seventh columns of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During Period'' in column seven and "Expense Ratio as of August 31, 2004" in column eight do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

August 31, 2004 VALIC COMPANY II - EXPENSE EXAMPLE (Unaudited) - CONTINUED   3


                                                Actual                                 Hypothetical
                               ----------------------------------------- -----------------------------------------
                                                                                          Ending
                                                                                       Account Value
                                                Ending                                    Using a
                                             Account Value Expenses Paid               Hypothetical  Expenses Paid  Expense
                                 Beginning   Using Actual   During the     Beginning    5% Assumed    During the     Ratio
                               Account Value   Return at   Period Ended  Account Value   Return at   Period Ended    as of
                                at March 1,   August 31,    August 31,    at March 1,   August 31,    August 31,   August 31,
Fund                               2004          2004          2004*         2004          2004          2004*       2004*
----                           ------------- ------------- ------------- ------------- ------------- ------------- ----------
Aggressive Growth Lifestyle#..   $1,000.00     $  956.07       $0.49       $1,000.00     $1,024.70       $0.51        0.10%
Capital Appreciation#.........   $1,000.00     $  934.05       $4.14       $1,000.00     $1,020.92       $4.33        0.85%
Conservative Growth Lifestyle#   $1,000.00     $  978.68       $0.50       $1,000.00     $1,024.70       $0.51        0.10%
Core Bond#....................   $1,000.00     $1,011.74       $3.90       $1,000.00     $1,021.32       $3.92        0.77%
High Yield Bond#..............   $1,000.00     $1,031.60       $5.07       $1,000.00     $1,020.21       $5.04        0.99%
International Growth II#......   $1,000.00     $  956.23       $4.93       $1,000.00     $1,020.16       $5.09        1.00%
Large Cap Value#..............   $1,000.00     $  963.70       $4.01       $1,000.00     $1,021.12       $4.13        0.81%
Mid Cap Growth#...............   $1,000.00     $  920.93       $4.12       $1,000.00     $1,020.92       $4.33        0.85%
Mid Cap Value#@...............   $1,000.00     $  964.04       $5.20       $1,000.00     $1,019.91       $5.35        1.05%
Moderate Growth Lifestyle#....   $1,000.00     $  967.16       $0.50       $1,000.00     $1,024.70       $0.51        0.10%
Money Market II#..............   $1,000.00     $1,003.23       $2.78       $1,000.00     $1,022.43       $2.80        0.55%
Small Cap Growth #............   $1,000.00     $  927.27       $5.64       $1,000.00     $1,019.36       $5.90        1.16%
Small Cap Value#..............   $1,000.00     $  993.42       $4.77       $1,000.00     $1,020.42       $4.84        0.95%
Socially Responsible#.........   $1,000.00     $  964.99       $2.77       $1,000.00     $1,022.38       $2.85        0.56%
Strategic Bond#...............   $1,000.00     $1,019.97       $4.43       $1,000.00     $1,020.82       $4.43        0.87%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days. These ratios do not reflect fees and expenses associated with the Variable Contracts or Plans. If such fees and expenses had been included, the expenses would have been higher. Please refer to your variable contract prospectus for details on the expenses that apply to the Variable Contracts or your Plan document for details on administration fees charged by your Plan sponsor.
# During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher.
@ Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses has been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

                                                                         Ending
                                                                      Account Value
                               Ending                                    Using a
                            Account Value Expenses Paid               Hypothetical  Expenses Paid  Expense
                Beginning   Using Actual   During the     Beginning    5% Assumed    During the     Ratio
              Account Value   Return at   Period Ended  Account Value   Return at   Period Ended    as of
               at March 1,   August 31,    August 31,    at March 1,   August 31,    August 31,   August 31,
Fund              2004          2004          2004*         2004          2004          2004*       2004*
----          ------------- ------------- ------------- ------------- ------------- ------------- ----------
Mid Cap Value   $1,000.00      $964.04        $5.00       $1,000.00     $1,020.11       $5.14        1.01%

4      AGGRESSIVE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE      August 31, 2004
                            (Unaudited)

Industry Allocation*

                       Large Cap Equity Funds....  60.05%
                       International Equity Funds  26.02%
                       Mid Cap Equity Funds......   5.81%
                       Bond Funds................   5.50%
                       Small Cap Equity Funds....   2.70%
                                                  ------
                                                  100.08%
                                                  ======

*  Calculated as a percentage of Net Assets.

August 31, 2004 AGGRESSIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS   5


                                                                 Market
                                                    Number       Value
                                                   of Shares    (Note 2)
     ---------------------------------------------------------------------
     AFFILIATED INVESTMENT COMPANIES# -- 100.08%
     Bond Fund -- 5.50%
       VALIC Co. II Core Bond Fund...............   184,501   $ 1,845,006
                                                              -----------
     International Equity Fund -- 26.02%
       VALIC Co. II International Growth II Fund.   841,877     8,721,846
                                                              -----------
     Large Cap Equity Funds -- 60.05%
       VALIC Co. II Capital Appreciation Fund.... 1,274,645     9,929,486
       VALIC Co. II Large Cap Value Fund.........   837,262    10,197,850
                                                              -----------
                                                               20,127,336
                                                              -----------
     Mid Cap Equity Funds -- 5.81%
       VALIC Co. II MidCap Value Fund............    60,124       972,821
       VALIC Co. II MidCap Growth Fund...........   163,775       972,821
                                                              -----------
                                                                1,945,642
                                                              -----------
     Small Cap Equity Funds -- 2.70%
       VALIC Co. II Small Cap Growth Fund........    42,754       436,092
       VALIC Co. II Small Cap Value Fund.........    34,331       469,638
                                                              -----------
                                                                  905,730
                                                              -----------
     Total Affiliated Investment Companies
        (Cost $32,028,726)(1)....................    100.08%   33,545,560
     Liabilities in excess of other assets.......     (0.08)%     (25,389)
                                                  ---------   -----------
     NET ASSETS --                                      100%  $33,520,171
                                                  =========   ===========

--------
#  See Note 3.
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

6    CAPITAL APPRECIATION FUND - PORTFOLIO PROFILE (Unaudited)   August 31, 2004


Industry Allocation*

                   Information Processing -- Services  9.09%
                   Medical -- Biomedical/Gene........  7.22%
                   Multimedia........................  7.18%
                   Telecommunications................  7.16%
                   Information Processing -- Software  7.10%
                   Drugs.............................  6.65%
                   Conglomerates.....................  6.30%
                   Semiconductors....................  4.27%
                   Automotive........................  3.71%
                   Medical Technology................  3.57%
                   Oil & Gas.........................  3.35%
                   Apparel & Products................  2.97%
                   Finance Companies.................  2.87%
                   Household Products................  2.54%
                   Therapeutics......................  2.39%
                   Information Processing -- Hardware  2.24%
                   Foods.............................  2.22%
                   Chemical..........................  2.15%
                   Hospital Supplies.................  2.13%
                   Leisure & Tourism.................  2.01%
                   Aerospace/Defense.................  1.94%
                   Retail............................  1.94%
                   Schools...........................  1.87%
                   Financial Services................  1.82%
                   Beverages.........................  1.47%
                   Healthcare........................  1.18%
                   Electronics/Electrical Equipment..  1.07%
                   Machinery.........................  0.97%
                   Repurchase Agreement..............  0.55%
                                                      -----
                                                      99.93%
                                                      =====

*  Calculated as a percentage of Net Assets.

August 31, 2004     CAPITAL APPRECIATION FUND - SCHEDULE OF INVESTMENTS      7


                                                               Market
                                                    Number     Value
                                                   of Shares  (Note 2)
        ---------------------------------------------------------------
        COMMON STOCK -- 99.38%
        Aerospace/Defense -- 1.94%
          United Technologies Corp................   8,800   $  826,408
                                                             ----------
        Apparel & Products -- 2.97%
          Gap, Inc................................  42,900      803,946
          TJX Cos., Inc...........................  21,700      459,172
                                                             ----------
                                                              1,263,118
                                                             ----------
        Automotive -- 3.71%
          Autoliv, Inc............................  11,300      477,425
          Danaher Corp............................  21,400    1,100,388
                                                             ----------
                                                              1,577,813
                                                             ----------
        Beverages -- 1.47%
          Coca-Cola Co............................  14,000      625,940
                                                             ----------
        Chemical -- 2.15%
          Dow Chemical Co.........................   9,400      402,414
          E.I. du Pont de Nemours and Co..........  12,100      511,346
                                                             ----------
                                                                913,760
                                                             ----------
        Conglomerates -- 6.30%
          General Electric Co.....................  40,900    1,341,111
          Tyco International, Ltd.................  42,800    1,340,496
                                                             ----------
                                                              2,681,607
                                                             ----------
        Drugs -- 6.65%
          Caremark Rx, Inc.+......................  14,900      427,630
          Eli Lilly & Co..........................  11,900      755,055
          Schering-Plough Corp....................  47,700      880,542
          Sepracor, Inc.+.........................  15,400      763,994
                                                             ----------
                                                              2,827,221
                                                             ----------
        Electronics/Electrical Equipment -- 1.07%
          Comverse Technology, Inc.+..............  26,100      457,011
                                                             ----------
        Finance Companies -- 2.87%
          Capital One Financial Corp..............  18,000    1,219,680
                                                             ----------
        Financial Services -- 1.82%
          Countrywide Financial Corp..............  21,800      774,990
                                                             ----------
        Foods -- 2.22%
          Dean Foods Co.+.........................  13,700      507,859
          Sara Lee Corp...........................  19,800      438,174
                                                             ----------
                                                                946,033
                                                             ----------
        Healthcare -- 1.18%
          Anthem, Inc.+...........................   6,200      503,688
                                                             ----------
        Hospital Supplies -- 2.13%
          St. Jude Medical, Inc.+.................  13,500      907,875
                                                             ----------
        Household Products -- 2.54%
          Avon Products, Inc......................  12,200      538,996
          Estee Lauder Cos., Inc., Class A........  12,300      540,585
                                                             ----------
                                                              1,079,581
                                                             ----------
        Information Processing - Hardware -- 2.24%
          Dell, Inc.+.............................  14,600      508,664
          Lexmark International, Inc., Class A+...   5,000      442,250
                                                             ----------
                                                                950,914
                                                             ----------
        Information Processing - Services -- 9.09%
          eBay, Inc.+.............................  13,400    1,159,636
          EMC Corp.+..............................  51,000      549,270
          IAC/InterActive Corp.+..................  29,500      672,895
          VeriSign, Inc.+.........................  25,900      449,624
          Yahoo!, Inc.+...........................  36,300    1,034,913
                                                             ----------
                                                              3,866,338
                                                             ----------
        Information Processing - Software -- 7.10%
          Automatic Data Processing, Inc..........  31,500    1,252,755
          Microsoft Corp..........................  64,800    1,769,040
                                                             ----------
                                                              3,021,795
                                                             ----------
        Leisure & Tourism -- 2.01%
          Starbucks Corp.+........................  19,800      856,152
                                                             ----------

                                                                    Number     Market
                                                                  of Shares/   Value
                                                                  Par Value   (Note 2)

----------------------------------------------------------------------------------------
Machinery -- 0.97%
  Caterpillar, Inc...............................................     2,800  $   203,560
  Deere & Co.....................................................     3,300      208,791
                                                                             -----------
                                                                                 412,351
                                                                             -----------
Medical - Biomedical/Gene -- 7.22%
  Amgen, Inc.+...................................................    10,500      622,545
  Biogen Idec, Inc.+.............................................     8,400      498,372
  Genentech, Inc.+...............................................    24,800    1,209,744
  Genzyme Corp.+.................................................    13,700      739,800
                                                                             -----------
                                                                               3,070,461
                                                                             -----------
Medical Technology -- 3.57%
  Boston Scientific Corp.+.......................................    23,700      846,801
  Guidant Corp...................................................    11,200      669,760
                                                                             -----------
                                                                               1,516,561
                                                                             -----------
Multimedia -- 7.18%
  E.W. Scripps Co., Class A......................................     6,200      634,322
  News Corp., Ltd. ADR...........................................    14,995      446,101
  Time Warner, Inc.+.............................................    57,950      947,483
  Viacom, Inc., Class B..........................................    30,842    1,027,347
                                                                             -----------
                                                                               3,055,253
                                                                             -----------
Oil & Gas -- 3.35%
  BJ Services Co.+...............................................    13,700      658,285
  XTO Energy, Inc................................................    27,400      768,296
                                                                             -----------
                                                                               1,426,581
                                                                             -----------
Retail -- 1.94%
  Best Buy Co., Inc..............................................     8,800      409,376
  Wal-Mart Stores, Inc...........................................     7,900      416,093
                                                                             -----------
                                                                                 825,469
                                                                             -----------
Schools -- 1.87%
  Apollo Group, Inc., Class A+...................................    10,200      795,600
                                                                             -----------
Semiconductors -- 4.27%
  Analog Devices, Inc............................................    16,300      565,936
  Applied Materials, Inc.+.......................................    29,300      465,577
  Intel Corp.....................................................    29,100      619,539
  KLA-Tencor Corp.+..............................................     4,400      164,384
                                                                             -----------
                                                                               1,815,436
                                                                             -----------
Telecommunications -- 7.16%
  Avaya, Inc.+...................................................    29,400      356,328
  Cisco Systems, Inc.+...........................................    56,500    1,059,940
  Corning, Inc.+.................................................    77,100      780,252
  Motorola, Inc..................................................    52,700      851,105
                                                                             -----------
                                                                               3,047,625
                                                                             -----------
Therapeutics -- 2.39%
  Gilead Sciences, Inc.+.........................................    14,700    1,016,211
                                                                             -----------
Total Investment Securities
   (Cost $42,982,651)............................................             42,281,472
                                                                             -----------
REPURCHASE AGREEMENTS -- 0.55%
  Agreement with State Street Bank & Trust Co., bearing interest at 1.42%, dated 8/31/04, to be repurchased 9/01/04 in the
   amount of $231,009 and collateralized by Federal National
   Mortgage Assoc. Notes, bearing interest at 1.28%, due
   12/09/05 and having an approximate value of $240,600
   (Cost $231,000)...............................................  $231,000      231,000
                                                                             -----------
TOTAL INVESTMENTS
   (Cost $43,213,651)(1).........................................     99.93%  42,512,472
Other assets less liabilities....................................      0.07%      31,648
                                                                   --------  -----------
NET ASSETS --                                                           100% $42,544,120
                                                                   ========  ===========

--------
ADR American Depository Receipt
+   Non-income producing
(1) See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

8     CONSERVATIVE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE     August 31, 2004
                            (Unaudited)

Industry Allocation*

                       Bond Funds................  47.03%
                       Large Cap Equity Funds....  39.33%
                       International Equity Funds   8.21%
                       Mid Cap Equity Funds......   3.80%
                       Small Cap Equity Funds....   1.70%
                                                  ------
                                                  100.07%
                                                  ======

*  Calculated as a percentage of Net Assets.

August 31, 2004 CONSERVATIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS 9


                                                                 Market
                                                    Number       Value
                                                   of Shares    (Note 2)
     ---------------------------------------------------------------------
     AFFILIATED INVESTMENT COMPANIES# -- 100.07%
     Bond Fund -- 47.03%
       VALIC Co. II Core Bond Fund............... 1,441,567   $14,415,673
                                                              -----------
     International Equity Fund -- 8.21%
       VALIC Co. II International Growth II Fund.   242,768     2,515,075
                                                              -----------
     Large Cap Equity Funds -- 39.33%
       VALIC Co. II Capital Appreciation Fund....   763,838     5,950,299
       VALIC Co. II Large Cap Value Fund.........   501,121     6,103,658
                                                              -----------
                                                               12,053,957
                                                              -----------
     Mid Cap Equity Funds -- 3.80%
       VALIC Co. II MidCap Value Fund............    36,018       582,761
       VALIC Co. II MidCap Growth Fund...........    98,108       582,761
                                                              -----------
                                                                1,165,522
                                                              -----------
     Small Cap Equity Funds -- 1.70%
       VALIC Co. II Small Cap Growth Fund........    24,056       245,373
       VALIC Co. II Small Cap Value Fund.........    20,179       276,045
                                                              -----------
                                                                  521,418
                                                              -----------
     Total Affiliated Investment Companies
        (Cost $30,595,034)(1)....................    100.07%   30,671,645
     Liabilities in excess of other assets.......     (0.07)%     (22,856)
                                                  ---------   -----------
     NET ASSETS --                                      100%  $30,648,789
                                                  =========   ===========

--------
#  See Note 3.
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

10        CORE BOND FUND - PORTFOLIO PROFILE (Unaudited)         August 31, 2004


Industry Allocation*

                   Government Agencies............... 47.60%
                   Financial Services................  8.28%
                   Government Obligations............  6.74%
                   Utilities -- Electric.............  4.76%
                   Banks.............................  3.67%
                   Finance Companies.................  3.30%
                   Telecommunications................  2.73%
                   Broadcasting......................  2.19%
                   Oil & Gas.........................  1.96%
                   Insurance.........................  1.59%
                   Foreign Government Bonds..........  1.44%
                   Airlines..........................  1.04%
                   Automotive........................  1.04%
                   Utilities -- Communication........  0.95%
                   Beverages.........................  0.93%
                   Retail............................  0.92%
                   Utilities -- Gas, Pipeline........  0.91%
                   Commercial Services...............  0.86%
                   Paper/Forest Products.............  0.85%
                   Aerospace/Defense.................  0.83%
                   Pollution Control.................  0.71%
                   Multimedia........................  0.62%
                   Metals............................  0.56%
                   Railroads & Equipment.............  0.51%
                   Chemical..........................  0.50%
                   Savings & Loan....................  0.46%
                   Drugs.............................  0.44%
                   Real Estate Investment Trusts.....  0.40%
                   Household Products................  0.39%
                   Conglomerates.....................  0.37%
                   Hospital Management...............  0.37%
                   Utilities -- Gas, Distribution....  0.37%
                   Hospital Supplies.................  0.24%
                   Information Processing -- Hardware  0.16%
                   Foods.............................  0.15%
                   Healthcare........................  0.15%
                   Real Estate.......................  0.14%
                   Heavy Duty Trucks/Parts...........  0.13%
                   Information Processing -- Services  0.12%
                   Electronics/Electrical Equipment..  0.11%
                   Machinery.........................  0.11%
                   Leisure & Tourism.................  0.04%
                                                      -----
                                                      99.64%
                                                      =====

Credit Quality+#

                         Government -- Agency..  47.70%
                         Government -- Treasury   6.74%
                         AAA...................   4.61%
                         AA....................   1.92%
                         A.....................  12.65%
                         BBB...................  15.48%
                         BB....................   2.80%
                         B.....................   4.15%
                         CCC...................   1.72%
                         CC....................   0.01%
                         Not Rated@............   2.22%
                                                ------
                                                100.00%
                                                ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

August 31, 2004          CORE BOND FUND - SCHEDULE OF INVESTMENTS            11


                                                            Market
                                                            Value
                                                Par Value  (Note 2)
            --------------------------------------------------------
            CORPORATE BONDS -- 43.86%
            Aerospace/Defense -- 0.83%
              Goodrich Corp.:
               6.45% due 12/15/07.............. $ 77,000  $   83,458
              Northrop Grumman Corp.:
               7.13% due 2/15/11...............  171,000     196,600
               4.08% due 11/16/06..............  208,000     211,907
              Raytheon Co.:
               4.85% due 1/15/11...............  102,000     104,066
                                                          ----------
                                                             596,031
                                                          ----------
            Airlines -- 1.04%
              American Airlines, Inc.:
               6.82% due 11/23/12..............  200,000     177,302
              Atlas Air, Inc.:
               7.63% due 7/2/16................  190,086     126,219
               6.88% due 1/2/11................  175,000     166,651
              Continental Airlines, Inc.:
               9.56% due 9/1/19................  180,473     180,666
               7.08% due 11/1/04...............   11,204      10,995
               6.95% due 2/2/11................   97,299      73,626
              Delta Air Lines, Inc.:
               10.00% due 8/15/08..............   20,000       7,300
                                                          ----------
                                                             742,759
                                                          ----------
            Automotive -- 1.04%
              Ford Motor Co.:
               7.45% due 7/16/31...............  201,000     197,090
              General Motors Corp.:
               8.38% due 7/15/33...............  126,000     133,946
               8.25% due 7/15/23...............  196,000     206,605
               7.20% due 1/15/11...............  191,000     202,809
                                                          ----------
                                                             740,450
                                                          ----------
            Banks -- 3.67%
              American Express Centurion Bank:
               4.38% due 7/30/09...............  101,000     103,319
              Bank of America Corp.:
               4.25% due 10/1/10...............  160,000     160,457
              BankBoston Capital Trust IV:
               1.97% due 6/8/28(2).............  181,000     174,268
              Capital One Bank:
               5.13% due 2/15/14...............  103,000     101,957
              Emigrant Capital Trust I:
               4.23% due 12/10/33*(1)..........  296,000     294,394
              European Investment Bank:
               4.00% due 3/15/05...............  100,000     101,230
              First Maryland Capital II:
               2.54% due 2/1/27(1).............  159,000     154,235
              First Union Corp.:
               7.50% due 4/15/35...............  115,000     143,348
              Huntington National Bank:
               4.65% due 6/30/09...............   85,000      87,341
              Key Bank NA:
               7.00% due 2/1/11................   72,000      80,802
               4.10% due 6/30/05...............  100,000     101,620
              KeyCorp:
               2.75% due 2/27/07...............  186,000     183,730
              National City Bank:
               2.50% due 4/17/06...............  176,000     176,129
              PNC Funding Corp.:
               5.75% due 8/1/06................  196,000     206,351
              RBS Capital Trust III:
               5.51% due 9/30/14(2)............  146,000     147,976
              United Overseas Bank, Ltd.:
               5.38% due 9/3/14*(2)............   88,000      89,077
              US Bank NA:
               3.90% due 8/15/08...............   32,000      32,289
               3.70% due 8/1/07................  170,000     172,090
              Wells Fargo & Co.:
               5.13% due 9/1/12................  108,000     110,884
                                                          ----------
                                                           2,621,497
                                                          ----------

                                                               Market
                                                               Value
                                                   Par Value  (Note 2)

         --------------------------------------------------------------
         Beverages -- 0.93%
           Anheuser-Busch Cos., Inc.:
            5.95% due 1/15/33..................... $174,000  $  182,591
           Coca Cola Enterprises, Inc.:
            8.50% due 2/1/22......................  159,000     208,156
           Coca-Cola HBC Finance BV:
            5.13% due 9/17/13.....................   76,000      77,736
           PepsiCo, Inc.:
            3.20% due 5/15/07.....................  197,000     198,243
                                                             ----------
                                                                666,726
                                                             ----------
         Broadcasting -- 2.19%
           Charter Communications Holdings, LLC:
            11.13% due 1/15/11....................  125,000     104,375
           Clear Channel Communications, Inc.:
            6.00% due 11/1/06.....................  101,000     106,497
            5.75% due 1/15/13.....................  111,000     113,760
           Comcast Corp.:
            6.88% due 6/15/09.....................   61,000      67,896
           Cox Communications, Inc.:
            7.75% due 8/15/06.....................  119,000     127,799
           CSC Holdings, Inc.:
            7.88% due 2/15/18.....................  150,000     152,775
           Insight Communications Co., Inc.:
            12.25% due 2/15/11(3).................  400,000     359,000
           Liberty Media Corp.:
            3.02% due 9/17/06(1)..................  181,000     183,176
           TCI Communications, Inc.:
            6.88% due 2/15/06.....................   76,000      80,159
           Telenet Group Holding NV:
            11.50% due 6/15/14*(3)................  275,000     189,062
           Young Broadcasting, Inc.:
            10.00% due 3/1/11.....................   75,000      76,688
                                                             ----------
                                                              1,561,187
                                                             ----------
         Chemical -- 0.50%
           E.I. du Pont de Nemours and Co.:
            4.13% due 4/30/10.....................   32,000      32,153
           Huntsman Co., LLC:
            11.63% due 10/15/10...................  150,000     168,000
           Rohm & Haas Co.:
            7.85% due 7/15/29.....................  125,000     158,116
                                                             ----------
                                                                358,269
                                                             ----------
         Commercial Services -- 0.86%
           Crown European Holdings SA:
            10.88% due 3/1/13.....................  125,000     145,312
           Hertz Corp.:
            6.90% due 8/15/14.....................   60,000      61,999
            6.35% due 6/15/10.....................   85,000      87,724
            4.70% due 10/2/06.....................  179,000     183,067
           Owens- Brockway Glass Container, Inc.:
            8.88% due 2/15/09.....................   75,000      81,563
           Rent-Way, Inc.:
            11.88% due 6/15/10....................   50,000      55,125
                                                             ----------
                                                                614,790
                                                             ----------
         Conglomerates -- 0.37%
           Tyco International Group SA:
            6.38% due 10/15/11....................   82,000      89,833
            4.44% due 6/15/07*....................  170,000     173,957
                                                             ----------
                                                                263,790
                                                             ----------
         Drugs -- 0.44%
           Pfizer, Inc.:
            2.50% due 3/15/07.....................  185,000     182,427
           Schering Plough Corp.:
            6.50% due 12/1/33.....................  125,000     134,024
                                                             ----------
                                                                316,451
                                                             ----------
         Electronics/Electrical Equipment -- 0.11%
           Xerox Corp.,
            7.63% due 6/15/13.....................   75,000      79,687
                                                             ----------

12     CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      August 31, 2004


                                                                       Market
                                                                       Value
                                                          Par Value   (Note 2)
 ------------------------------------------------------------------------------
 CORPORATE BONDS (continued)
 Finance Companies -- 3.30%
   Devon Financing Corp. ULC:
    6.88% due 9/30/11.................................... $  150,000 $  169,248
   Ford Motor Credit Co.:
    7.38% due 10/28/09...................................    187,000    204,671
    1.67% due 3/13/07(1).................................    125,000    122,142
   General Motors Acceptance Corp.:
    4.50% due 7/15/06....................................    150,000    153,129
    2.51% due 1/16/07(1).................................    150,000    150,170
   Honda Auto Receivables Owner Trust, Series 2003-3 A4:
    2.77% due 11/21/08...................................  1,000,000    999,096
   Household Finance Corp.:
    4.75% due 5/15/09....................................     97,000    100,294
    3.38% due 2/21/06....................................    142,000    143,279
   National Rural Utilities Cooperative Finance Corp.:
    3.88% due 2/15/08....................................    153,000    154,168
   Sprint Capital Corp.:
    6.13% due 11/15/08...................................    147,000    159,093
                                                                     ----------
                                                                      2,355,290
                                                                     ----------
 Financial Services -- 8.28%
   American Express Co.:
    3.75% due 11/20/07...................................     32,000     32,409
   Athena Neurosciences Finance, LLC:
    7.25% due 2/21/08....................................    100,000     99,500
   Bear Stearns Commercial Mtg. Securities, Inc.:
    6.02% due 2/14/31....................................    250,000    271,671
   Bunge, Ltd. Finance Corp.:
    4.38% due 12/15/08...................................     63,000     63,563
   Canadian Oil Sands, Ltd.:
    4.80% due 8/10/09*...................................     32,000     32,509
   Chukchansi Economic Development Auth. (6):
    14.50% due 6/15/09*..................................    150,000    187,500
   CIT Group, Inc.:
    7.75% due 4/2/12.....................................     85,000    100,299
   Citicorp Capital I:
    7.93% due 2/15/27....................................    150,000    170,661
   Citigroup, Inc.:
    7.25% due 10/1/10....................................     88,000    103,529
    6.00% due 10/31/33...................................     92,000     92,752
   DLJ Commercial Mtg. Corp.:
    7.34% due 10/10/32...................................    500,000    574,451
   FPL Group Capital, Inc.:
    3.25% due 4/11/06....................................    169,000    170,673
   General Electric Capital Corp.:
    6.75% due 3/15/32....................................     99,000    112,450
    6.13% due 2/22/11....................................    185,000    203,485
    2.80% due 1/15/07....................................    213,000    211,694
   Goldman Sachs Group, Inc.:
    6.13% due 2/15/33....................................    105,000    105,153
   iPCS Escrow Co.:
    11.50% due 5/1/12*...................................    270,000    282,825
   JPMorgan Chase & Co.:
    6.63% due 3/15/12....................................    153,000    170,933
    5.25% due 5/30/07....................................    185,000    195,075
    4.88% due 3/15/14....................................    111,000    110,048
   Lehman Brothers Holdings, Inc.:
    6.63% due 1/18/12....................................    111,000    123,807
   MBNA America Bank NA:
    5.38% due 1/15/08....................................     98,000    102,998
   Morgan Stanley:
    6.75% due 4/15/11....................................    150,000    168,398
    4.75% due 4/1/14.....................................    223,000    215,137
   Morgan Stanley Dean Witter Capital I:
    6.66% due 2/15/33....................................    651,500    732,991
    6.48% due 11/15/30...................................    300,000    328,410
   Nationwide Building Society:
    2.63% due 1/30/07*...................................    153,000    151,198
   Pricoa Global Funding I:
    4.35% due 6/15/08*...................................     16,000     16,422

                                                                Market
                                                                Value
                                                    Par Value  (Note 2)

        ----------------------------------------------------------------
        Financial Services (continued)
          Principal Life Global Funding:
           5.13% due 6/28/07*...................... $ 50,000  $   52,571
          Qwest Capital Funding, Inc.:
           7.90% due 8/15/10.......................  200,000     176,500
          Residential Funding Mtg. Securities II:
           3.05% due 7/25/16.......................  200,000     198,016
          Salomon Smith Barney Holdings, Inc.:
           5.88% due 3/15/06.......................   32,000      33,586
          TIAA Global Markets, Inc.:
           4.13% due 11/15/07*.....................   82,000      84,094
          Washington Mutual Bank:
           5.65% due 8/15/14.......................   26,000      26,980
          Washington Mutual Finance Corp.:
           6.25% due 5/15/06.......................  195,000     206,736
                                                              ----------
                                                               5,909,024
                                                              ----------
        Foods -- 0.15%
          Unilever Capital Corp.:
           5.90% due 11/15/32......................  104,000     107,128
                                                              ----------
        Healthcare -- 0.15%
          Cardinal Health, Inc.:
           6.75% due 2/15/11.......................  100,000     108,218
                                                              ----------
        Heavy Duty Trucks/Parts -- 0.13%
          Dana Corp.:
           9.00% due 8/15/11.......................   75,000      89,906
                                                              ----------
        Hospital Management -- 0.37%
          HCA, Inc.:
           7.88% due 2/1/11........................  107,000     121,158
          IASIS Healthcare, LLC:
           8.75% due 6/15/14*......................   20,000      20,900
          Tenet Healthcare Corp.:
           5.00% due 7/1/07........................  125,000     124,688
                                                              ----------
                                                                 266,746
                                                              ----------
        Hospital Supplies -- 0.24%
          Johnson & Johnson:
           4.95% due 5/15/33.......................  183,000     170,536
                                                              ----------
        Household Products -- 0.39%
          Fortune Brands, Inc.:
           2.88% due 12/1/06.......................  153,000     152,849
          Procter & Gamble Co.:
           5.80% due 8/15/34.......................  125,000     128,973
                                                              ----------
                                                                 281,822
                                                              ----------
        Information Processing - Hardware -- 0.16%
          International Business Machines Corp.:
           6.22% due 8/1/27........................  106,000     113,136
                                                              ----------
        Information Processing - Services -- 0.12%
          Computer Sciences Corp.:
           6.75% due 6/15/06.......................   82,000      87,558
                                                              ----------
        Insurance -- 1.59%
          Assurant, Inc.:
           5.63% due 2/15/14.......................   82,000      83,863
          Fairfax Financial Holdings, Ltd.:
           8.25% due 10/1/15.......................  100,000      97,500
           7.75% due 7/15/37.......................   25,000      21,500
           7.38% due 4/15/18.......................   25,000      22,437
          ING Security Life Institutional Funding:
           2.70% due 2/15/07*......................  153,000     152,213
          America, Inc.:
           7.50% due 2/1/14........................   85,000      86,881
          MetLife, Inc.:
           6.38% due 6/15/34.......................  199,000     208,596
          Ohio Casualty Corp.:
           7.30% due 6/15/14.......................  163,000     168,975
          WR Berkley Corp.:
           6.15% due 8/15/19.......................  146,000     146,342

August 31, 2004    CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      13


                                                             Market
                                                             Value
                                                 Par Value  (Note 2)
           ----------------------------------------------------------
           CORPORATE BONDS (continued)
           Insurance (continued)
             XL Capital, Ltd.:
              5.25% due 9/15/14................. $146,000  $  146,494
                                                           ----------
                                                            1,134,801
                                                           ----------
           Leisure & Tourism -- 0.04%
             Riviera Holdings Corp.:
              11.00% due 6/15/10................   25,000      27,250
                                                           ----------
           Machinery -- 0.11%
             Atlas Copco AB:
              6.50% due 4/1/08*.................   73,000      79,347
                                                           ----------
           Metals -- 0.56%
             Alcan, Inc.:
              6.13% due 12/15/33................  107,000     110,022
             Alcoa, Inc.:
              6.75% due 1/15/28.................   88,000      99,967
             Noranda, Inc.:
              7.00% due 7/15/05.................   77,000      79,574
              6.00% due 10/15/15................  106,000     107,920
                                                           ----------
                                                              397,483
                                                           ----------
           Multimedia -- 0.62%
             News America Holdings:
              7.75% due 12/1/45.................   73,000      86,386
             News America, Inc.:
              7.63% due 11/30/28................  118,000     137,939
             Time Warner, Inc.:
              6.88% due 6/15/18.................   23,000      25,193
              6.13% due 4/15/06.................  182,000     191,301
                                                           ----------
                                                              440,819
                                                           ----------
           Oil & Gas -- 1.96%
             Amerada Hess Corp.:
              6.65% due 8/15/11.................  169,000     185,395
             Chesapeake Energy Corp.:
              7.75% due 1/15/15.................   75,000      80,438
             ConocoPhillips Holding Co.:
              6.95% due 4/15/29.................  118,000     135,659
             Devon Energy Corp.:
              2.75% due 8/1/06..................  147,000     146,262
             Diamond Offshore Drilling, Inc.:
              5.15% due 9/1/14*.................   85,000      86,125
             Dynegy Holdings, Inc.:
              8.75% due 2/15/12.................  225,000     225,563
             El Paso Production Holding Co.:
              7.75% due 6/1/13..................  125,000     122,813
             EnCana Corp.:
              6.50% due 8/15/34.................  114,000     120,658
             Enterprise Products Operating, LP:
              6.88% due 3/1/33..................   92,000      90,476
             Hanover Compressor Co.:
              zero coupon due 3/31/07...........  125,000     105,313
             Pennzoil Co.:
              10.25% due 11/1/05................   15,000      16,176
             Plains All American Pipeline LP:
              5.63% due 12/15/13*...............   84,000      85,052
                                                           ----------
                                                            1,399,930
                                                           ----------
           Paper/Forest Products -- 0.85%
             Georgia-Pacific Corp.:
              8.00% due 1/15/24.................   50,000      53,875
              7.75% due 11/15/29................  100,000     104,000
              7.38% due 12/1/25.................   50,000      50,250
             Norske Skogsindustrier ASA:
              7.13% due 10/15/33*...............   37,000      39,077
             Sealed Air Corp.:
              6.88% due 7/15/33*................  125,000     132,075
             Weyerhaeuser Co.:
              6.13% due 3/15/07.................  173,000     185,242
              5.50% due 3/15/05.................   42,000      42,710
                                                           ----------
                                                              607,229
                                                           ----------

                                                             Market
                                                             Value
                                                  Par Value (Note 2)

           ---------------------------------------------------------
           Pollution Control -- 0.71%
             Allied Waste North America, Inc.:
              5.75% due 2/15/11.................. $ 91,000  $ 87,360
             Republic Services, Inc.:
              7.13% due 5/15/09..................   75,000    85,083
             USA Waste Services, Inc.:
              7.13% due 10/1/07..................  150,000   166,262
             Waste Management, Inc.:
              7.38% due 5/15/29..................   63,000    71,852
              7.00% due 7/15/28..................   88,000    96,236
                                                            --------
                                                             506,793
                                                            --------
           Railroads & Equipment -- 0.51%
             Burlington Northern Santa Fe Corp.:
              8.13% due 4/15/20..................  125,000   155,257
             Canadian National Railway Co.:
              6.25% due 8/1/34...................  198,000   207,842
                                                            --------
                                                             363,099
                                                            --------
           Real Estate -- 0.14%
             Brascan Corp.:
              7.38% due 3/1/33...................   88,000    97,759
                                                            --------
           Real Estate Investment Trusts -- 0.40%
             CarrAmerica Realty Corp.:
              5.13% due 9/1/11...................   73,000    73,616
             Omega Healthcare Investors, Inc.:
              7.00% due 4/1/14*..................  125,000   122,500
             Vornado Realty, LP:
              4.50% due 8/15/09..................   89,000    89,390
                                                            --------
                                                             285,506
                                                            --------
           Retail -- 0.92%
             Jean Coutu Group, Inc.:
              8.50% due 8/1/14*..................   50,000    50,375
             May Department Stores Co.:
              3.95% due 7/15/07*.................  170,000   171,946
             Safeway, Inc.:
              2.50% due 11/1/05..................  153,000   152,738
             Wal-Mart Stores, Inc.:
              6.88% due 8/10/09..................  246,000   279,497
                                                            --------
                                                             654,556
                                                            --------
           Savings & Loan -- 0.46%
             Downey Financial Corp.:
              6.50% due 7/1/14...................  213,000   222,835
             World Savings Bank FSB:
              4.50% due 6/15/09..................  102,000   104,774
                                                            --------
                                                             327,609
                                                            --------
           Telecommunications -- 2.73%
             British Telecommunications, PLC:
              7.63% due 12/15/05.................   32,000    34,117
             Citizens Communications Co.:
              9.00% due 8/15/31..................  110,000   108,075
             Fairpoint Communications, Inc.:
              9.50% due 5/1/08...................  225,000   231,750
             France Telecom SA:
              9.00% due 3/1/11...................  182,000   217,065
             GTE Corp.:
              7.90% due 2/1/27...................  213,000   234,090
             Koninklijke (Royal) KPN NV:
              8.00% due 10/1/10..................  153,000   181,853
              7.50% due 10/1/05..................  117,000   123,294
             LCI International, Inc.:
              7.25% due 6/15/07..................   25,000    22,125
             Nextel Communications, Inc.:
              7.38% due 8/1/15...................  225,000   235,125
             Rural Cellular Corp.:
              9.75% due 1/15/10..................  200,000   179,000

14     CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      August 31, 2004


                                                                Market
                                                                Value
                                                    Par Value  (Note 2)
        ----------------------------------------------------------------
        CORPORATE BONDS (continued)
        Telecommunications (continued)
          TELUS Corp.:
           8.00% due 6/1/11........................ $ 25,000  $   29,066
           7.50% due 6/1/07........................  170,000     186,763
          United States West Communications, Inc.:
           7.13% due 11/15/43......................  200,000     165,500
                                                              ----------
                                                               1,947,823
                                                              ----------
        Utilities - Communication -- 0.95%
          Bell Atlantic Pennsylvania, Inc.:
           8.75% due 8/15/31.......................  137,000     178,430
          Pacific Bell:
           6.63% due 10/15/34......................  355,000     357,697
          Verizon New York, Inc., Series A:
           7.38% due 4/1/32........................  131,000     144,808
                                                              ----------
                                                                 680,935
                                                              ----------
        Utilities - Electric -- 4.76%
          AES Corp.:
           7.75% due 3/1/14........................  175,000     176,313
          Alabama Power Co.:
           2.80% due 12/1/06.......................  153,000     153,070
          Appalachian Power Co.:
           4.80% due 6/15/05.......................  100,000     101,694
          Calpine Canada Energy Finance, ULC:
           8.50% due 5/1/08........................  200,000     127,500
          CenterPoint Energy, Inc.:
           6.85% due 6/1/15........................   81,000      88,221
          Constellation Energy Group, Inc.:
           7.88% due 4/1/05........................   78,000      80,469
          Consumers Energy Co.:
           4.00% due 5/15/10.......................   72,000      70,264
          Duke Energy Corp.:
           5.30% due 10/1/15.......................  285,000     290,831
          Edison Mission Energy:
           9.88% due 4/15/11.......................  275,000     315,563
          Georgia Power Co., Series G:
           6.20% due 2/1/06........................  100,000     105,175
          Great Lakes Power, Inc.:
           8.30% due 3/1/05........................   72,000      73,869
          Indianapolis Power & Light Co.:
           6.60% due 1/1/34*.......................   41,000      42,441
          Niagara Mohawk Power Corp.:
           5.38% due 10/1/04.......................  100,000     100,279
          NiSource Finance Corp.:
           7.63% due 11/15/05......................  100,000     105,791
          NRG Energy, Inc.:
           8.00% due 12/15/13*.....................  175,000     183,750
          Old Dominion Electric Cooperative:
           5.68% due 12/1/28.......................   47,000      49,527
          Pacific Gas & Electric Co.:
           6.05% due 3/1/34........................  212,000     212,755
          Progress Energy, Inc.:
           6.75% due 3/1/06........................  173,000     182,659
          Reliant Resources, Inc.:
           9.50% due 7/15/13.......................  225,000     248,625
          Southern California Edison Co.:
           8.00% due 2/15/07.......................  239,000     266,257
          TECO Energy, Inc.:
           7.50% due 6/15/10.......................   25,000      26,781
          Virginia Electric and Power Co.:
           5.75% due 3/31/06.......................  152,000     158,966
           4.10% due 12/15/08......................  157,000     158,895
          Western Resources, Inc.:
           7.88% due 5/1/07........................   72,000      79,960
                                                              ----------
                                                               3,399,655
                                                              ----------
        Utilities - Gas, Distribution -- 0.37%
          KeySpan Corp.:
           6.15% due 6/1/06........................  250,000     264,039
                                                              ----------

                                                              Market
                                                              Value
                                                 Par Value   (Note 2)

        ---------------------------------------------------------------
        Utilities - Gas, Pipeline -- 0.91%
          Arkla, Inc.:
           8.90% due 12/15/06................... $  181,000 $   202,123
          Duke Capital Corp.:
           6.25% due 7/15/05....................     68,000      70,043
          Duke Capital, LLC:
           5.67% due 8/15/14....................    161,000     162,953
          Williams Cos., Inc.:
           7.88% due 9/1/21.....................    200,000     216,750
                                                            -----------
                                                                651,869
                                                            -----------
        Total Corporate Bonds
           (Cost $31,044,141)...................             31,317,503
                                                            -----------
        FOREIGN GOVERNMENT BONDS -- 1.44%
          Government of United Kingdom:
           2.25% due 7/8/08*....................    123,000     119,220
          Quebec Province Canada:
           7.50% due 9/15/29....................    224,000     287,639
           5.00% due 7/17/09....................    157,000     165,180
          Republic of Italy:
           3.75% due 12/14/07...................    170,000     172,428
          Russian Federation:
           5.00% due 3/31/30*(3)................    102,000      97,792
          United Mexican States:
           7.50% due 4/8/33.....................    176,000     185,944
                                                            -----------
                                                              1,028,203
                                                            -----------
        Total Foreign Government Bonds
           (Cost $998,040)......................              1,028,203
                                                            -----------
        UNITED STATES GOVERNMENT BONDS -- 54.34%
        Government Agencies -- 47.60%
          Federal Farm Credit Bks.:
           2.50% due 3/15/06....................    420,000     420,564
           2.38% due 10/2/06....................    207,000     205,616
          Federal Home Loan Bank:
           5.25% due 8/15/06....................    415,000     435,469
           4.50% due 9/16/13....................    320,000     319,636
           1.88% due 6/15/06....................    510,000     504,528
          Federal Home Loan Mtg. Corp.:
           8.00% due 2/1/30(4)..................     12,329      13,385
           8.00% due 7/1/30(4)..................      5,727       6,217
           7.50% due 12/1/30(4).................     19,429      20,915
           7.50% due 4/1/31(4)..................    272,484     293,195
           7.00% due 11/1/16(4).................     94,047      99,775
           7.00% due 7/1/32(4)..................     99,615     106,350
           6.63% due 9/15/09....................    858,000     970,283
           6.50% due 12/1/32....................    994,547   1,049,109
           6.00% due 10/1/33....................    287,939     298,123
           6.00% due 11/1/33(4).................  2,406,445   2,491,552
           5.50% due 11/1/18....................    472,970     490,033
           5.50% due 10/1/33....................  1,253,412   1,276,787
           5.50% due 1/1/34.....................    792,461     806,263
           5.50% due 7/1/34.....................    799,220     813,140
           5.50% due September TBA..............    400,000     413,625
           5.00% due 10/1/33....................     86,273      85,847
           5.00% due 2/1/34.....................  1,170,768   1,162,504
           5.00% due 3/1/34.....................  1,860,276   1,847,144
           5.00% due 6/1/34.....................  1,196,183   1,187,739
           4.50% due 1/15/14....................    395,000     392,745
           4.50% due 11/1/18....................    820,534     822,255
           4.50% due 2/1/19.....................    947,561     948,241
           4.50% due 7/1/19.....................    697,097     697,597
           3.38% due 8/23/07....................    316,000     316,682
           3.00% due 10/27/06...................    452,000     452,693
           2.63% due 9/17/07....................    316,000     312,058
           2.50% due 12/4/06....................    435,000     432,827
           2.20% due 12/30/05...................    452,000     451,690
           2.00% due 2/23/06....................    632,000     628,609

August 31, 2004    CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      15


                                                                Market
                                                                Value
                                                   Par Value   (Note 2)
       ------------------------------------------------------------------
       UNITED STATES GOVERNMENT BONDS (continued)
       Government Agencies (continued)
         Federal National Mtg. Assoc.:
          7.50% due 11/1/14(4)................... $    8,585  $     9,139
          7.00% due 9/1/31(4)....................    548,266      585,764
          6.63% due 11/15/30.....................    516,000      600,007
          6.50% due 2/1/17.......................    140,556      149,347
          6.50% due 3/1/17.......................    175,201      186,158
          6.50% due 4/1/29(4)....................    161,604      170,340
          6.50% due 6/1/29.......................    355,255      374,460
          6.50% due 7/1/32.......................    516,484      544,155
          6.00% due 9/1/16.......................    308,994      324,860
          6.00% due 12/1/16......................     87,059       91,529
          6.00% due 8/1/34.......................  1,791,272    1,857,884
          5.50% due 5/1/18.......................    257,693      267,277
          5.50% due 12/1/33......................  2,977,298    3,031,529
          5.00% due 9/1/18.......................    649,281      662,914
          5.00% due 10/1/18......................    892,589      911,332
          5.00% due 12/1/18......................    910,328      929,443
          5.00% due 11/1/33......................     41,597       41,410
          5.00% due 3/1/34.......................    681,744      677,239
          4.50% due 6/1/18.......................    224,105      224,501
          3.25% due 6/28/06......................    320,000      321,299
          2.77% due 8/25/06......................    420,000      420,942
         Government National Mtg. Assoc.:
          8.00% due 4/15/30(4)...................     16,772       18,330
          7.00% due 9/15/28(4)...................     77,328       82,772
          6.50% due 6/15/29(4)...................     74,211       78,473
          6.50% due 10/15/32(4)..................    619,661      654,884
                                                              -----------
                                                               33,989,184
                                                              -----------
       Government Obligations -- 6.74%
         United States Treasury Bonds:
          7.25% due 8/15/22......................     72,000       92,315
          7.13% due 2/15/23......................    888,000    1,126,789
          6.88% due 8/15/25......................    263,000      328,277
          6.25% due 8/15/23......................    689,000      800,344
          5.38% due 2/15/31......................    307,000      326,859
          5.25% due 2/15/29......................    356,000      367,918
         United States Treasury Notes:
          5.00% due 8/15/11......................     42,000       45,175
          4.75% due 5/15/14......................     80,000       83,959
          4.25% due 8/15/13......................    193,000      195,737
          4.25% due 11/15/13.....................     42,000       42,520
          4.00% due 2/15/14......................     98,000       97,161
          3.88% due 2/15/13......................     14,000       13,897
          3.63% due 5/15/13......................     10,000        9,740
          2.75% due 6/30/06......................     52,000       52,388
          2.00% due 8/31/05......................    980,000      980,421
          2.00% due 1/15/14......................    248,425      253,957
                                                              -----------
                                                                4,817,457
                                                              -----------
       Total United States Government Bonds
          (Cost $38,483,997).....................              38,806,641
                                                              -----------
       TOTAL INVESTMENTS
          (Cost $70,526,178)(5)..................      99.64%  71,152,347
       Other assets less liabilities.............       0.36%     256,766
                                                  ----------  -----------
       NET ASSETS --                                     100% $71,409,113
                                                  ==========  ===========


                                                         Principal
                                                          Amount        Value
BONDS & NOTES SOLD SHORT -- (4.04%)
U.S. Government Agencies -- (4.04%)
  Federal Home Loan Mtg. Assoc. 6.00% due
   September TBA....................................... $(1,200,000) $(1,240,500)
  Federal Home Loan Mtg. Assoc. 5.00% due
   September TBA.......................................    (400,000)    (396,625)
  Federal National Mtg. Assoc. 6.50% due September TBA.    (800,000)    (839,750)
  Federal National Mtg. Assoc. 5.00% due September TBA.    (400,000)    (407,375)
                                                                     -----------
Total Bonds & Notes Sold Short -- (4.04%)
   (Proceeds $2,885,750)...............................              $(2,884,250)
                                                                     -----------

--------
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2004, the aggregate value of these securities was $2,936,422 representing 4.11% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of August 31, 2004.
(2) Variable rate security -- The rate reflected is as of August 31, 2004; maturity date reflects next reset date.
(3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4) The security or a portion thereof represents collateral for TBA Securities.
(5) See Note 5 for cost of investments on a tax basis.
(6) Issuer did not file a registration statement within the stated period, as required by the Registration Rights Agreement. Therefore, the issuer is required to pay penalty interest of $0.05 per week per $1,000 principal amount until the securities are registered. The penalty interest increases every 90 days by $0.05 per $1,000 principal amount until it reaches a cap of $0.50 per week per $1,000 principal amount.

See Notes to Financial Statements

16     HIGH YIELD BOND FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2004


Industry Allocation*

                   Telecommunications................ 13.77%
                   Financial Services................ 10.29%
                   Utilities -- Electric............. 10.05%
                   Repurchase Agreement..............  9.70%
                   Broadcasting......................  8.53%
                   Oil & Gas.........................  7.17%
                   Leisure & Tourism.................  4.99%
                   Airlines..........................  4.21%
                   Commercial Services...............  2.92%
                   Retail............................  2.84%
                   Paper/Forest Products.............  2.81%
                   Utilities -- Gas, Pipeline........  2.62%
                   Chemical..........................  2.46%
                   Metals............................  1.57%
                   Real Estate Investment Trusts.....  1.53%
                   Hospital Management...............  1.46%
                   Healthcare........................  1.36%
                   Insurance.........................  1.06%
                   Automotive........................  1.00%
                   Foods.............................  0.88%
                   Finance Companies.................  0.82%
                   Building Materials................  0.76%
                   Electronics/Electrical Equipment..  0.69%
                   Publishing........................  0.56%
                   Machinery.........................  0.42%
                   Advertising.......................  0.34%
                   Hospital Supplies.................  0.33%
                   Heavy Duty Trucks/Parts...........  0.32%
                   Multimedia........................  0.31%
                   Aerospace/Defense.................  0.28%
                   Household Products................  0.28%
                   Utilities -- Communication........  0.17%
                   Funeral Services..................  0.15%
                   Information Processing -- Hardware  0.15%
                   Pollution Control.................  0.15%
                   Real Estate.......................  0.15%
                   Water Services....................  0.15%
                   Textile -- Products...............  0.14%
                   Schools...........................  0.11%
                   Semiconductors....................  0.11%
                   Apparel & Products................  0.10%
                   Freight...........................  0.00%
                                                      -----
                                                      97.71%
                                                      =====

Credit Quality+#

                               BBB.......   1.19%
                               BB........  13.90%
                               B.........  42.55%
                               CCC.......  29.16%
                               CC........   0.55%
                               D.........   4.41%
                               Not Rated@   8.24%
                                          ------
                                          100.00%
                                          ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

August 31, 2004       HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS         17


                                                              Market
                                                              Value
                                                  Par Value  (Note 2)
         -------------------------------------------------------------
         CORPORATE BONDS -- 82.49%
         Advertising -- 0.34%
           Affinity Group, Inc.:
            9.00% due 2/15/12.................... $175,000  $  182,875
                                                            ----------
         Aerospace/Defense -- 0.28%
           Condor Systems, Inc.:
            11.88% due 5/1/09+(1)(2)(5)..........  125,000       8,750
           Decrane Aircraft Holdings, Inc.:
            12.00% due 9/30/08...................  220,000     143,275
                                                            ----------
                                                               152,025
                                                            ----------
         Airlines -- 4.21%
           American Airlines, Inc.:
            7.80% due 4/1/08.....................  405,000     346,792
            6.82% due 11/23/12...................  100,000      88,651
           Atlas Air, Inc.:
            9.06% due 7/2/17.....................  197,175     135,590
            8.71% due 7/2/21.....................  259,858     261,994
            7.63% due 7/2/16.....................  862,020     572,389
            7.38% due 7/2/19.....................   90,788      87,747
            6.88% due 1/2/11.....................  325,000     309,495
           Continental Airlines, Inc.:
            8.31% due 10/2/19....................  179,885     146,832
            7.73% due 9/15/12....................   58,505      40,714
            6.95% due 2/2/11.....................  153,909     116,463
           Delta Air Lines, Inc.:
            10.00% due 8/15/08...................  150,000      54,750
            7.78% due 7/2/13.....................  229,581      93,055
                                                            ----------
                                                             2,254,472
                                                            ----------
         Apparel & Products -- 0.10%
           Warnaco, Inc.:
            8.88% due 6/15/13....................   50,000      55,250
                                                            ----------
         Automotive -- 0.94%
           Collins & Aikman Products:
            12.88% due 8/15/12*..................   75,000      74,812
           Diamond Triumph Auto Glass, Inc.:
            9.25% due 4/1/08.....................  115,000     108,100
           Eagle-Picher Industries, Inc.:
            9.75% due 9/1/13.....................  200,000     215,500
           Exide Corp (Escrow Note):
            10.00% due 4/15/05+(1)(8)............  300,000           0
           Stanadyne Corp.:
            10.00% due 8/15/14*..................  100,000     103,500
           Venture Holdings Trust:
            11.00% due 6/1/07+(2)(5).............   50,000       2,250
                                                            ----------
                                                               504,162
                                                            ----------
         Broadcasting -- 7.89%
           CF Cable TV, Inc.:
            9.13% due 7/15/07....................   75,000      78,793
           Charter Communications Holdings, LLC:
            11.13% due 1/15/11...................  690,000     576,150
            10.75% due 10/1/09...................  550,000     462,000
            10.25% due 1/15/10...................   50,000      41,125
            10.00% due 5/15/11...................   75,000      59,250
            9.92% due 4/1/11(3)..................  275,000     217,250
            9.63% due 11/15/09...................  750,000     605,625
           CSC Holdings, Inc.:
            7.63% due 4/1/11.....................   50,000      51,875
            7.63% due 7/15/18....................  250,000     251,250
            6.75% due 4/15/12*...................   75,000      74,250
           Insight Communications Co., Inc.:
            12.25% due 2/15/11(3)................  675,000     605,812
           Paxson Communications Corp.:
            12.25% due 1/15/09(3)................  325,000     275,031
           Rogers Cable, Inc.:
            8.75% due 5/1/32.....................   50,000      54,776
           Salem Communications Holding Corp.:
            7.75% due 12/15/10...................   50,000      52,000

                                                                Market
                                                                Value
                                                    Par Value  (Note 2)

       -----------------------------------------------------------------
       Broadcasting (continued)
         Telenet Group Holding NV:
          11.50% due 6/15/14*(3)................... $575,000  $  395,313
         Young Broadcasting, Inc.:
          10.00% due 3/1/11........................  325,000     332,312
          8.75% due 1/15/14........................  100,000      95,875
                                                              ----------
                                                               4,228,687
                                                              ----------
       Building Materials -- 0.76%
         Associated Materials, Inc.:
          11.25% due 3/1/14*(3)....................  300,000     212,250
         MMI Products, Inc.:
          11.25% due 4/15/07.......................  100,000     100,500
         North American Energy Partners, Inc.:
          8.75% due 12/1/11*.......................  100,000      92,500
                                                              ----------
                                                                 405,250
                                                              ----------
       Chemical -- 2.46%
         Equistar Chemicals, LP:
          10.63% due 5/1/11........................  200,000     225,000
         Huntsman Co., LLC:
          11.63% due 10/15/10......................  150,000     168,000
         Huntsman International Holdings, LLC:
          9.88% due 3/1/09.........................  285,000     307,800
         Huntsman International, LLC:
          10.13% due 7/1/09........................  200,000     206,000
         Lyondell Chemical Co.:
          9.50% due 12/15/08.......................   75,000      80,156
         Rockwood Specialties Group, Inc.:
          10.63% due 5/15/11.......................  150,000     163,500
         Westlake Chemical Corp.:
          8.75% due 7/15/11........................  150,000     166,875
                                                              ----------
                                                               1,317,331
                                                              ----------
       Commercial Services -- 2.63%
         Crown Cork & Seal Co., Inc.:
          8.00% due 4/15/23........................  250,000     232,500
         Crown European Holdings SA:
          10.88% due 3/1/13........................  250,000     290,625
         Hydrochem Industrial Services, Inc.:
          10.38% due 8/1/07........................  175,000     176,313
         Mobile Mini, Inc.:
          9.50% due 7/1/13.........................  100,000     111,000
         Monitronics International, Inc.:
          11.75% due 9/1/10*.......................  300,000     324,375
         Petroleum Helicopters, Inc.:
          9.38% due 5/1/09.........................   25,000      26,375
         Rent-Way, Inc.:
          11.88% due 6/15/10.......................  225,000     248,062
                                                              ----------
                                                               1,409,250
                                                              ----------
       Electronics/Electrical Equipment -- 0.69%
         Muzak, LLC:
          9.88% due 3/15/09........................  150,000     107,250
         Xerox Corp.:
          7.63% due 6/15/13........................  125,000     132,813
          7.20% due 4/1/16.........................   75,000      75,375
          7.13% due 6/15/10........................   50,000      53,000
                                                              ----------
                                                                 368,438
                                                              ----------
       Finance Companies -- 0.81%
         United States West Capital Funding, Inc.:
          6.88% due 7/15/28........................  200,000     142,500
         Worldspan Financing Corp.:
          9.63% due 6/15/11........................  300,000     294,000
                                                              ----------
                                                                 436,500
                                                              ----------
       Financial Services -- 10.30%
         Alamosa Delaware, Inc.:
          12.00% due 7/31/09(3)....................  102,000     101,490
         Athena Neurosciences Finance, LLC:
          7.25% due 2/21/08........................  375,000     373,125

18  HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                                          Market
                                                                          Value
                                                              Par Value  (Note 2)
----------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Financial Services (continued)
  Bear Island Paper Co., LLC:
   10.00% due 12/1/07........................................ $350,000  $  336,000
  Bluewater Finance, Ltd.:
   10.25% due 2/15/12........................................  200,000     212,000
  Borden US Finance Corp.:
   9.00% due 7/15/14*........................................  100,000     103,000
  Chukchansi Economic Development Auth.(9):
   14.50% due 6/15/09*.......................................  650,000     812,500
  Consolidated Communications Illinois/Texas Holdings, Inc.:
   9.75% due 4/1/12*.........................................  225,000     227,250
  ESI Tractebel Acquisition Corp.:
   7.99% due 12/30/11........................................  162,000     167,670
  Excelcomindo Finance Co.:
   8.00% due 1/27/09*........................................   25,000      24,875
  H&E Equipment Services, LLC:
   11.13% due 6/15/12........................................  175,000     178,500
  Huntsman Advanced Materials, LLC:
   11.00% due 7/15/10*.......................................  175,000     199,500
  iPCS Escrow Co.:
   11.50% due 5/1/12*(8).....................................  175,000     183,313
  LaBranche & Co., Inc.:
   11.00% due 5/15/12*.......................................  100,000     101,000
  Madison River Capital, LLC:
   13.25% due 3/1/10.........................................  475,000     507,062
  Medcath Holdings Corp.:
   9.88% due 7/15/12*........................................   75,000      78,375
  Nexstar Finance Holdings, LLC:
   11.38% due 4/1/13(3)......................................  375,000     281,719
  PCA, LLC/PCA Finance Corp.:
   11.88% due 8/1/09.........................................  200,000     216,000
  PX Escrow Corp.:
   9.63% due 2/1/06(3).......................................  100,000      85,000
  Qwest Capital Funding, Inc.:
   7.90% due 8/15/10.........................................  475,000     419,187
   7.75% due 2/15/31.........................................  150,000     110,250
   7.63% due 8/3/21..........................................  275,000     213,813
   7.25% due 2/15/11.........................................  225,000     192,375
  Terra Capital, Inc.:
   11.50% due 6/1/10.........................................  350,000     390,250
                                                                        ----------
                                                                         5,514,254
                                                                        ----------
Foods -- 0.88%
  Doane Pet Care Co.:
   10.75% due 3/1/10.........................................  100,000     106,000
   9.75% due 5/15/07.........................................   25,000      23,313
  Stater Brothers Holdings, Inc.:
   8.13% due 6/15/12*........................................  150,000     156,000
  Wornick Co.:
   10.88% due 7/15/11*.......................................  175,000     183,750
                                                                        ----------
                                                                           469,063
                                                                        ----------
Freight -- 0.00%
  Anthony Crane Rental, LP:
   9.38% due 2/1/08+(1)(2)(4)(8).............................  180,236          18
                                                                        ----------
Funeral Services -- 0.15%
  Alderwoods Group, Inc.:
   7.75% due 9/15/12*........................................   75,000      78,000
                                                                        ----------
Healthcare -- 1.36%
  Concentra Operating Corp.:
   9.13% due 6/1/12*.........................................   75,000      80,531
  Curative Health Services, Inc.:
   10.75% due 5/1/11*........................................  175,000     161,000
  Genesis HealthCare Corp.:
   8.00% due 10/15/13........................................   50,000      53,375
  Inverness Medical Innovations, Inc.:
   8.75% due 2/15/12*........................................  125,000     120,000
  National Nephrology Associates, Inc.:
   9.00% due 11/1/11*........................................   50,000      57,813

                                                               Market
                                                               Value
                                                    Par Value (Note 2)

         -------------------------------------------------------------
         Healthcare (continued)
           Pediatric Services of America, Inc.:
            10.00% due 4/15/08(1).................. $ 50,000  $ 50,500
           Psychiatric Solutions, Inc.:
            10.63% due 6/15/13.....................   75,000    84,375
           Team Health, Inc.:
            9.00% due 4/1/12*......................  125,000   121,875
                                                              --------
                                                               729,469
                                                              --------
         Heavy Duty Trucks/Parts -- 0.32%
           Dana Corp.:
            9.00% due 8/15/11......................   75,000    89,906
           Navistar International Corp.:
            7.50% due 6/15/11......................   75,000    78,750
                                                              --------
                                                               168,656
                                                              --------
         Hospital Management -- 1.46%
           HCA, Inc.:
            6.95% due 5/1/12.......................  100,000   107,621
           IASIS Healthcare, LLC:
            8.75% due 6/15/14*.....................  175,000   182,875
           Tenet Healthcare Corp.:
            6.50% due 6/1/12.......................  125,000   110,625
            5.00% due 7/1/07.......................  125,000   124,687
           Triad Hospitals, Inc.:
            7.00% due 5/15/12......................  100,000   104,250
            7.00% due 11/15/13.....................  100,000   100,625
           US Oncology, Inc.:
            10.75% due 8/15/14*....................   50,000    52,625
                                                              --------
                                                               783,308
                                                              --------
         Hospital Supplies -- 0.33%
           Universal Hospital Services, Inc.:
            10.13% due 11/1/11.....................  175,000   177,625
                                                              --------
         Household Products -- 0.28%
           Jostens Holding Corp.:
            10.25% due 12/1/13(3)..................  225,000   150,750
                                                              --------
         Information Processing - Hardware -- 0.15%
           Seagate Technology HDD Holdings:
            8.00% due 5/15/09......................   75,000    78,750
                                                              --------
         Insurance -- 1.06%
           Crum & Forster Holdings Corp.:
            10.38% due 6/15/13.....................  125,000   136,875
           Fairfax Financial Holdings, Ltd.:
            8.25% due 10/1/15......................  375,000   365,625
            7.75% due 7/15/37......................   25,000    21,500
            7.38% due 4/15/18......................   50,000    44,875
                                                              --------
                                                               568,875
                                                              --------
         Leisure & Tourism -- 4.53%
           Bally Total Fitness Holding Corp.:
            10.50% due 7/15/11.....................  125,000   117,188
           Blockbuster, Inc.:
            9.00% due 9/1/12*......................   75,000    77,625
           Cinemark, Inc.:
            9.75% due 3/15/14(3)...................  250,000   172,187
           Courtyard by Marriott II:
            10.75% due 2/1/08......................  150,000   151,500
           Denny's Corp.:
            11.25% due 1/15/08.....................  175,000   182,000
           Eldorado Resorts, LLC:
            9.00% due 4/15/14(1)...................  475,000   475,000
           Hollywood Casino Corp.:
            13.00% due 8/1/06+(2)(8)...............  385,000   332,062
           Perkins Family Restaurants, LP:
            10.13% due 12/15/07....................    5,000     5,213
           Riviera Holdings Corp.:
            11.00% due 6/15/10.....................  150,000   163,500

August 31, 2004 HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   19


                                                              Market
                                                              Value
                                                 Par Value   (Note 2)
          ------------------------------------------------------------
          CORPORATE BONDS (continued)
          Leisure & Tourism (continued)
            Six Flags, Inc.:
             9.75% due 4/15/13.................. $  300,000 $  279,000
            Steinway Musical Instruments, Inc.:
             8.75% due 4/15/11..................     75,000     81,000
            True Temper Sports, Inc.:
             8.38% due 9/15/11..................    175,000    162,750
            Waterford Gaming, LLC:
             8.63% due 9/15/12*.................    211,000    224,715
                                                            ----------
                                                             2,423,740
                                                            ----------
          Machinery -- 0.42%
            Briggs & Stratton Corp.:
             8.88% due 3/15/11..................    100,000    118,500
            Dresser, Inc.:
             9.38% due 4/15/11..................    100,000    107,500
                                                            ----------
                                                               226,000
                                                            ----------
          Metals -- 1.57%
            Allegheny Technologies, Inc.:
             8.38% due 12/15/11.................    100,000    104,000
            CSN Islands VII Corp.:
             10.75% due 9/12/08*................    185,000    203,500
            CSN Islands VIII Corp.:
             9.75% due 12/16/13*................    325,000    323,375
            Freeport McMoRan Resources:
             7.00% due 2/15/08..................    125,000    132,500
            Renco Metals, Inc.:
             11.50% due 7/1/03+(1)(5)(6)........    210,000          0
            Ryerson Tull, Inc.:
             9.13% due 7/15/06..................     75,000     78,375
                                                            ----------
                                                               841,750
                                                            ----------
          Multimedia -- 0.31%
            Haights Cross Operating Co.:
             11.75% due 8/15/11.................    150,000    164,250
                                                            ----------
          Oil & Gas -- 7.17%
            Belden & Blake Corp.:
             8.75% due 7/15/12*.................     25,000     26,063
            Chesapeake Energy Corp.:
             9.00% due 8/15/12..................     25,000     28,500
             7.75% due 1/15/15..................     50,000     53,625
             7.50% due 9/15/13..................     50,000     53,750
             6.88% due 1/15/16..................     50,000     50,625
            Citgo Petroleum Corp.:
             11.38% due 2/1/11..................    125,000    145,938
            Colorado Interstate Gas Co.:
             6.85% due 6/15/37..................    175,000    181,344
            Dynegy Holdings, Inc.:
             8.75% due 2/15/12..................    225,000    225,562
            Dynegy-Roseton Danskammer:
             7.67% due 11/8/16..................    150,000    132,000
            El Paso Production Holding Co.:
             7.75% due 6/1/13...................    325,000    319,312
            Encore Acquisition Co.:
             8.38% due 6/15/12..................    100,000    110,000
             6.25% due 4/15/14..................     50,000     49,000
            Exco Resources, Inc.:
             7.25% due 1/15/11..................    100,000    105,000
            Hanover Compressor Co.:
             zero coupon due 3/31/07............    375,000    315,937
            Hilcorp Energy, LP:
             10.50% due 9/1/10*.................    250,000    276,875
            KCS Energy, Inc.:
             7.13% due 4/1/12...................    125,000    128,125
            NGC Corp. Capital Trust:
             8.32% due 6/1/27...................  1,225,000    943,250
            Oslo Seismic Services, Inc.:
             8.28% due 6/1/11...................    188,599    192,371

                                                             Market
                                                             Value
                                                 Par Value  (Note 2)

          -----------------------------------------------------------
          Oil & Gas (continued)
            Pride International, Inc.:
             7.38% due 7/15/14*................. $ 75,000  $   79,875
            Seitel, Inc.:
             11.75% due 7/15/11*................  125,000     125,313
            Trico Marine Services, Inc.:
             8.88% due 5/15/12+(2)..............  625,000     300,000
                                                           ----------
                                                            3,842,465
                                                           ----------
          Paper/Forest Products -- 2.81%
            Caraustar Industries, Inc.:
             9.88% due 4/1/11...................  100,000     105,750
             7.38% due 6/1/09...................   50,000      52,000
            Constar International, Inc.:
             11.00% due 12/1/12.................  100,000      96,500
            Fibermark, Inc.:
             10.75% due 4/15/11+(2)(5)(8).......  125,000      78,750
            Georgia-Pacific Corp.:
             8.00% due 1/15/24..................  175,000     188,562
             7.75% due 11/15/29.................  225,000     234,000
             7.70% due 6/15/15..................  125,000     139,688
             7.38% due 12/1/25..................  100,000     100,500
            Pliant Corp.:
             11.13% due 9/1/09..................  150,000     160,875
            Speciality Paperboard, Inc.:
             9.38% due 10/15/06+(2)(5)..........  550,000     346,500
                                                           ----------
                                                            1,503,125
                                                           ----------
          Pollution Control -- 0.15%
            Allied Waste North America, Inc.:
             8.88% due 4/1/08...................   25,000      27,438
             8.50% due 12/1/08..................   50,000      54,875
                                                           ----------
                                                               82,313
                                                           ----------
          Publishing -- 0.56%
            American Lawyer Media, Inc.:
             9.75% due 12/15/07.................  300,000     298,500
                                                           ----------
          Real Estate -- 0.15%
            LNR Property Corp.:
             7.63% due 7/15/13..................   75,000      79,500
                                                           ----------
          Real Estate Investment Trusts -- 1.13%
            National Health Investors, Inc.:
             7.30% due 7/16/07..................  200,000     205,491
            Omega Healthcare Investors, Inc.:
             7.00% due 4/1/14*..................  125,000     122,500
            Senior Housing Properties Trust:
             8.63% due 1/15/12..................  250,000     277,500
                                                           ----------
                                                              605,491
                                                           ----------
          Retail -- 2.59%
            Ferrellgas, LP:
             6.75% due 5/1/14...................  275,000     273,625
            JC Penney Co., Inc.:
             6.88% due 10/15/15.................  200,000     209,000
            Jean Coutu Group, Inc.:
             8.50% due 8/1/14*..................  325,000     327,438
            MTS, Inc.:
             10.00% due 3/15/09+(1)(2)(5)(8)....   13,636       3,545
            Rite Aid Corp.:
             6.88% due 8/15/13..................   75,000      69,000
            Saks, Inc.:
             9.88% due 10/1/11..................  100,000     119,000
             7.00% due 12/1/13..................  125,000     125,625
            Vitro Envases Norteamerica SA:
             10.75% due 7/23/11*................  175,000     169,111
            Vitro SA de CV:
             11.75% due 11/1/13*................  100,000      90,000
                                                           ----------
                                                            1,386,344
                                                           ----------

20  HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                                   Market
                                                                   Value
                                                      Par Value   (Note 2)
     ----------------------------------------------------------------------
     CORPORATE BONDS (continued)
     Schools -- 0.11%
       KinderCare Learning Centers, Inc.:
        9.50% due 2/15/09............................ $   57,000 $   57,855
                                                                 ----------
     Semiconductors -- 0.11%
       ON Semiconductor Corp.:
        12.00% due 3/15/10...........................     49,000     56,350
                                                                 ----------
     Telecommunications -- 10.35%
       AirGate PCS, Inc.:
        9.38% due 9/1/09.............................    216,600    216,600
       Alaska Communications Systems Holdings, Inc.:
        9.38% due 5/15/09............................    275,000    266,063
       American Cellular Corp.:
        10.00% due 8/1/11............................    450,000    365,625
       Cincinnati Bell Telephone Co.:
        7.20% due 11/29/23...........................    275,000    258,500
        7.18% due 12/15/23...........................     50,000     47,000
       Empresa Brasileira de Telecom SA:
        11.00% due 12/15/08..........................     25,000     27,500
       Fairpoint Communications, Inc.:
        12.50% due 5/1/10............................    175,000    187,250
        9.50% due 5/1/08.............................    575,000    592,250
       GCB iPCS, Inc.:
        14.00% due 7/15/10+(1)(2)(5).................  2,025,000          0
       Iwo Holdings, Inc.:
        14.00% due 1/15/11+(2)(8)....................  1,950,000    916,500
       Kyivstar:
        10.38% due 8/17/09*..........................    125,000    132,500
       LCI International, Inc.:
        7.25% due 6/15/07............................    775,000    685,875
       Nextel Communications, Inc.:
        5.95% due 3/15/14............................    150,000    142,500
       Nextmedia Operating, Inc.:
        10.75% due 7/1/11............................     75,000     84,000
       Rural Cellular Corp.:
        9.75% due 1/15/10............................    300,000    268,500
        9.63% due 5/15/08............................    300,000    279,000
       Triton PCS, Inc.:
        9.38% due 2/1/11.............................    625,000    443,750
        8.75% due 11/15/11...........................     75,000     51,187
       TSI Telecommunication Services, Inc.:
        12.75% due 2/1/09............................     75,000     83,250
       United States West Communications, Inc.:
        7.25% due 10/15/35...........................    200,000    167,000
        7.13% due 11/15/43...........................    400,000    331,000
                                                                 ----------
                                                                  5,545,850
                                                                 ----------
     Textile - Products -- 0.14%
       Collins & Aikman Floor Cover:
        9.75% due 2/15/10............................     75,000     76,875
                                                                 ----------
     Utilities - Communication -- 0.17%
       Cincinnati Bell, Inc.:
        8.38% due 1/15/14............................     50,000     44,250
        7.25% due 6/15/23............................     50,000     46,750
                                                                 ----------
                                                                     91,000
                                                                 ----------
     Utilities - Electric -- 10.05%
       AES Corp.:
        8.88% due 11/1/27............................    200,000    187,500
       AES Drax Energy, Ltd.:
        11.50% due 8/30/10+(2).......................    475,000      2,375
       Calpine Canada Energy Finance, ULC:
        8.50% due 5/1/08.............................  3,425,000  2,183,437
       Edison Mission Energy:
        9.88% due 4/15/11............................    225,000    258,188
        7.73% due 6/15/09............................     50,000     52,375
       Mirant Corp.:
        7.90% due 7/15/09+*(2)(5)....................  1,250,000    775,000
       Mission Energy Holding Co.:
        13.50% due 7/15/08...........................  1,250,000  1,571,875

                                                  Par Value/   Market
                                                  Number of    Value
                                                    Shares    (Note 2)

        ----------------------------------------------------------------
        Utilities - Electric (continued)
          Reliant Resources, Inc.:
           9.50% due 7/15/13.....................  $225,000  $   248,625
          Tiverton/Rumford Power Assoc., Ltd.:
           9.00% due 7/15/18*....................   153,973      106,241
                                                             -----------
                                                               5,385,616
                                                             -----------
        Utilities - Gas, Pipeline -- 2.62%
          El Paso Natural Gas Co.:
           8.63% due 1/15/22.....................   525,000      561,750
          Pacific Energy Partners:
           7.13% due 6/15/14*....................   150,000      158,625
          Southern Natural Gas Co.:
           8.88% due 3/15/10.....................   100,000      112,500
          Williams Cos., Inc.:
           7.88% due 9/1/21......................   525,000      568,969
                                                             -----------
                                                               1,401,844
                                                             -----------
        Water Services -- 0.15%
          Companhia De Saneamento Basico:
           12.00% due 6/20/08*...................    75,000       80,063
                                                             -----------
        Total Corporate Bonds
           (Cost $43,770,155)....................             44,181,939
                                                             -----------
        COMMON STOCK -- 4.51%
        Automotive -- 0.04%
          Exide Technologies+....................     1,450       22,997
                                                             -----------
        Broadcasting -- 0.23%
          Cablevision Systems Corp., Class A+....     6,559      121,473
                                                             -----------
        Commercial Services -- 0.23%
          NES Rentals Holdings, Inc.+............    15,414      123,312
                                                             -----------
        Leisure & Tourism -- 0.47%
          John Q. Hammons Hotels, Inc., Class A+.     3,350       34,505
          MGM Mirage, Inc.+......................     5,300      219,102
                                                             -----------
                                                                 253,607
                                                             -----------
        Real Estate Investment Trusts -- 0.40%
          Meristar Hospitality Corp.+............    36,815      212,054
                                                             -----------
        Retail -- 0.00%
          MTS, Inc.(1)(8)........................     3,863            0
                                                             -----------
        Telecommunications -- 3.14%
          AirGate PCS, Inc.......................     6,925      119,803
          AirGate PCS, Inc*(1)...................    19,274      333,440
          iPCS, Inc.+............................    57,705    1,073,313
          Telewest Global, Inc.+.................    13,644      157,588
                                                             -----------
                                                               1,684,144
                                                             -----------
        Total Common Stock
           (Cost $2,399,924).....................              2,417,587
                                                             -----------
        PREFERRED STOCK -- 0.99%
        Broadcasting -- 0.40%
          Paxson Communications Corp.:
           13.25%(4).............................        26      215,800
                                                             -----------
        Commercial Services -- 0.06%
          Rent-Way, Inc.:(1)(8)(10)..............         4       35,000
                                                             -----------
        Retail -- 0.25%
          General Nutrition Centers Holding Co.:
           12.00%*(1)............................       125      132,500
                                                             -----------
        Telecommunications -- 0.28%
          Alamosa Holdings, Inc.:
           7.50%.................................       251      148,229
                                                             -----------
        Total Preferred Stock
           (Cost $479,340).......................                531,529
                                                             -----------

August 31, 2004 HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   21


                                                                  Par Value/   Market
                                                                  Number of    Value
                                                                    Shares    (Note 2)
----------------------------------------------------------------------------------------
WARRANTS -- 0.02%
Automotive -- 0.02%
  Exide Technologies:
   Expires 5/5/11+...............................................     3,627  $    10,881
                                                                             -----------
Telecommunications -- 0.00%
  GT Group Telecom, Inc.:
   Expires 2/1/10+*(1)...........................................       200            2
                                                                             -----------
Total Warrants
   (Cost $36,751)................................................                 10,883
                                                                             -----------
Total Investment Securities
   (Cost $46,686,170)............................................             47,141,938
                                                                             -----------
REPURCHASE AGREEMENT -- 9.70%
  Agreement with State Street Bank & Trust Co., bearing interest at 1.42%, dated 8/31/04, to be repurchased 9/1/04 in the
   amount of $5,196,205 and collateralized by Federal
   National Mtg. Assoc. Notes, bearing interest at 6.63%, due
   11/15/10 and having an approximate value of $5,356,331
   (Cost $5,196,000)............................................. 5,196,000    5,196,000
                                                                             -----------
TOTAL INVESTMENTS
   (Cost $51,882,170)(7).........................................     97.71%  52,337,938
Other assets less liabilities....................................      2.29%   1,224,073
                                                                  ---------  -----------
NET ASSETS --                                                           100% $53,562,011
                                                                  =========  ===========

--------
+  Non-income producing
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2004, the aggregate value of these securities was $7,966,043 representing 14.87% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Fair valued security (see Note 2).
(2)Bond in default
(3)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4)PIK ("Payment-in-Kind") bond. Payments made with additional securities in lieu of cash.
(5)Company has filed Chapter 11 bankruptcy.
(6)Bond is in default and did not pay principal at maturity. Security is subject to litigation, the outcome of which is still to be determined.
(7)See Note 5 for cost of investments on a tax basis.
(8)Illiquid security
(9)Issuer did not file a registration statement within the stated period as required by the Registration Rights Agreement. Therefore, the issuer is required to pay penalty interest of $0.05 per week per $1,000 principal amount until the securities are registered. The penalty interest increases every 90 days by $0.05 per $1,000 principal amount until it reaches a cap of $0.50 per week per $1,000 principal amount.
(10)To the extent permitted by the Statement of Additional Information, the High Yield Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The restricted securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2004, the High Yield Bond Fund held the following restricted security:

                                                               Value as a
                       Acquisition Shares/ Acquisition Market     % of
            Name          Date       Par      Cost     Value   Net Assets
            ----       ----------- ------- ----------- ------- ----------
      Rent-Way, Inc.
       Preferred Stock 05/29/2003     4      $35,000   $35,000    0.06%

See Notes to Financial Statements

22  INTERNATIONAL GROWTH II FUND - PORTFOLIO PROFILE (Unaudited) August 31, 2004


Industry Allocation*

                    Banks........................... 14.03%
                    Drugs...........................  8.54%
                    Telecommunications..............  8.22%
                    Oil & Gas.......................  8.07%
                    Electronics/Electrical Equipment  6.50%
                    Automotive......................  6.20%
                    Financial Services..............  4.72%
                    Chemical........................  3.27%
                    Insurance.......................  3.01%
                    Retail..........................  2.83%
                    Metals..........................  2.69%
                    Foods...........................  2.53%
                    Beverages.......................  2.25%
                    Exchange-Traded Funds...........  2.25%
                    Conglomerates...................  1.90%
                    Broadcasting....................  1.76%
                    Railroads & Equipment...........  1.76%
                    Utilities -- Communication......  1.75%
                    Utilities -- Electric...........  1.62%
                    Tobacco.........................  1.51%
                    Publishing......................  1.43%
                    Freight.........................  1.18%
                    Semiconductors..................  1.14%
                    Household Products..............  1.03%
                    Building Materials..............  1.02%
                    Advertising.....................  0.99%
                    Machinery.......................  0.92%
                    Finance Companies...............  0.89%
                    Commercial Services.............  0.76%
                    Leisure & Tourism...............  0.73%
                    Multimedia......................  0.73%
                    Water Services..................  0.72%
                    Airlines........................  0.62%
                    Paper/Forest Products...........  0.44%
                    Medical Technology..............  0.36%
                    Mining..........................  0.30%
                    Human Resources.................  0.21%
                                                     -----
                                                     98.88%
                                                     =====

Country Allocation*

                             Japan......... 21.07%
                             United Kingdom 17.73%
                             Switzerland... 14.05%
                             France........ 10.76%
                             United States. 10.63%
                             Germany.......  4.06%
                             Sweden........  3.11%
                             Italy.........  2.89%
                             Singapore.....  2.73%
                             Netherlands...  2.47%
                             Spain.........  2.15%
                             Ireland.......  2.01%
                             Canada........  1.43%
                             Australia.....  0.91%
                             Korea.........  0.88%
                             Denmark.......  0.80%
                             China.........  0.59%
                             Belgium.......  0.52%
                             Hong Kong.....  0.05%
                             Finland.......  0.04%
                                            -----
                                            98.88%
                                            =====

*  Calculated as a percentage of Net Assets.

August 31, 2004   INTERNATIONAL GROWTH II FUND - SCHEDULE OF INVESTMENTS     23


                                                                   Market
                                                        Number     Value
                                                       of Shares  (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK -- 95.64%
     Advertising -- 0.99%
       WPP Group, PLC(1)..............................  $45,382  $  407,422
                                                                 ----------
     Airlines -- 0.62%
       Singapore Airlines, Ltd.(1)....................   39,000     253,956
                                                                 ----------
     Automotive -- 5.95%
       Honda Motor Co., Ltd.(1).......................   11,400     569,169
       Hyundai Motor Co.+*(3).........................    9,300     199,950
       PSA Peugoet Citroen(1).........................    2,094     126,220
       Renault SA(1)..................................    4,829     389,485
       TI Automotive, Ltd., Class A(1)................    7,400           0
       Toyota Motor Corp.(1)..........................   29,500   1,168,085
                                                                 ----------
                                                                  2,452,909
                                                                 ----------
     Banks -- 14.03%
       Allied Irish Banks, PLC (London)(1)............   13,012     205,631
       Australia & New Zealand Banking Group, Ltd.(1).    1,568      20,296
       Banco Bilbao Vizcaya Argentaria SA(1)..........    4,146      55,415
       Banco Itau SA ADR..............................    1,800      90,720
       Bank of Ireland (Dublin)(1)....................    2,120      28,520
       Bank of Ireland (London)(1)....................   12,871     173,725
       Barclays, PLC(1)...............................   65,965     613,957
       BNP Paribas SA(1)..............................    6,735     410,172
       Credit Agricole SA(1)..........................    8,879     224,779
       Danske Bank A/S(1).............................   13,642     330,280
       DBS Group Holdings, Ltd.(1)....................   44,000     402,302
       Kookmin Bank ADR+..............................    3,900     124,605
       Mitsubishi Tokyo Financial Group, Inc.(1)......       38     343,697
       Oversea-Chinese Banking Corp., Ltd.(1).........   39,000     303,661
       Royal Bank of Scotland Group, PLC(1)...........   30,176     844,014
       Sanpaolo IMI SpA(1)............................    3,450      38,776
       UBS AG(1)......................................   19,123   1,286,524
       UFJ Holdings, Inc.+(1).........................       57     287,816
                                                                 ----------
                                                                  5,784,890
                                                                 ----------
     Beverages -- 2.25%
       Diageo, PLC(1).................................   58,063     716,659
       Interbrew SA(1)................................    6,606     212,619
                                                                 ----------
                                                                    929,278
                                                                 ----------
     Broadcasting -- 1.76%
       ITV, PLC(1)....................................   55,471     103,931
       Mediaset SpA(1)................................   28,999     298,334
       Societe Television Francaise 1(1)..............   11,398     322,085
                                                                 ----------
                                                                    724,350
                                                                 ----------
     Building Materials -- 1.02%
       CRH, PLC (London)(1)...........................    6,890     157,748
       CRH, PLC (Dublin)(1)...........................   11,498     261,758
                                                                 ----------
                                                                    419,506
                                                                 ----------
     Chemical -- 2.53%
       BASF AG(1).....................................    9,354     506,513
       CIBA Specialty Chemicals Holding, Inc.+(1).....    4,529     275,630
       L'Air Liquide SA(1)............................      146      22,951
       Shin Etsu Chemical Co.(1)......................    3,400     119,264
       Uni Charm Corp.(1).............................    2,400     119,892
                                                                 ----------
                                                                  1,044,250
                                                                 ----------
     Commercial Services -- 0.76%
       Linde AG(1)....................................    1,500      80,676
       Securitas AB(1)................................   18,515     231,015
                                                                 ----------
                                                                    311,691
                                                                 ----------
     Conglomerates -- 1.90%
       LVMH Moet Hennessy Louis Vuitton SA(1).........    2,149     138,259
       Siemens AG(1)..................................    9,062     622,632
       Swire Pacific, Ltd.(1).........................    3,000      21,282
                                                                 ----------
                                                                    782,173
                                                                 ----------

                                                                Market
                                                     Number     Value
                                                    of Shares  (Note 2)

       -----------------------------------------------------------------
       Drugs -- 8.54%
         AstraZeneca, PLC(1).......................  $23,218  $1,072,575
         GlaxoSmithKline, PLC(1)...................   11,259     230,286
         Novartis AG(1)............................   19,762     915,670
         Roche Holdings AG-Genusschein(1)..........    8,799     855,612
         Yamanouchi Pharmaceutical Co., Ltd.(1)....   12,800     447,156
                                                              ----------
                                                               3,521,299
                                                              ----------
       Electronics/Electrical Equipment -- 6.50%
         Canon, Inc.(1)............................   19,300     925,971
         Keyence Corp.(1)..........................      100      20,629
         Philips Electronics NV(1).................    5,744     133,255
         Ricoh Co., Ltd.(1)........................    7,000     137,725
         Samsung Electronics Co., Ltd. GDR+*.......    4,978     964,487
         Samsung Electronics Co., Ltd., Reg S GDR*.    1,866     361,537
         Schneider Electric SA(1)..................      339      21,315
         SMC Corp.(1)..............................    1,200     115,947
                                                              ----------
                                                               2,680,866
                                                              ----------
       Finance Companies -- 0.89%
         Credit Saison Co., Ltd.(1)................    6,800     226,023
         Takefuji Corp.(1).........................    1,990     140,496
                                                              ----------
                                                                 366,519
                                                              ----------
       Financial Services -- 4.72%
         Acom Co., Ltd.(1).........................    4,930     326,905
         Credit Suisse First Boston USA, Inc.+(1)..   18,289     573,605
         Deutsche Boerse AG(1).....................      347      16,797
         Mizuho Financial Group, Inc.(1)...........       21      85,422
         Nomura Holdings, Inc.(1)..................   38,000     526,955
         ORIX Corp.(1).............................    1,600     164,999
         UniCredito Italiano SpA(1)................   44,525     214,123
         Zurich Financial Services Group+(1).......      254      35,631
                                                              ----------
                                                               1,944,437
                                                              ----------
       Foods -- 2.53%
         Groupe Danone(1)..........................      314      25,234
         Nestle SA(1)..............................    4,301   1,019,681
                                                              ----------
                                                               1,044,915
                                                              ----------
       Freight -- 1.18%
         Mitsui & Co., Ltd.(1).....................   17,000     138,895
         TPG NV(1).................................   15,011     348,818
                                                              ----------
                                                                 487,713
                                                              ----------
       Household Products -- 1.03%
         KAO Corp.(1)..............................    8,000     197,417
         Reckitt Benckiser, PLC(1).................    8,640     227,839
                                                              ----------
                                                                 425,256
                                                              ----------
       Human Resources -- 0.21%
         Adecco SA(1)..............................    1,855      86,392
                                                              ----------
       Insurance -- 3.01%
         ACE, Ltd..................................    2,700     104,085
         Aegon NV(1)...............................   14,663     157,601
         Allianz AG(1).............................    2,400     232,277
         Swiss Reinsurance(1)......................    7,742     439,845
         XL Capital, Ltd., Class A.................    4,400     308,880
                                                              ----------
                                                               1,242,688
                                                              ----------
       Leisure & Tourism -- 0.73%
         Accor SA(1)...............................    4,172     176,877
         Carnival, PLC(1)..........................    2,612     126,087
                                                              ----------
                                                                 302,964
                                                              ----------
       Machinery -- 0.92%
         SKF AB, Class B(1)........................   10,231     378,536
                                                              ----------
       Medical Technology -- 0.36%
         Synthes-Stratec, Inc.(1)..................    1,367     146,486
                                                              ----------

24   INTERNATIONAL GROWTH II FUND - SCHEDULE OF INVESTMENTS -    August 31, 2004
                             CONTINUED


                                                                    Market
                                                         Number     Value
                                                        of Shares  (Note 2)
    ------------------------------------------------------------------------
    COMMON STOCK (continued)
    Metals -- 2.69%
      BHP Billiton, PLC(1)............................. $ 40,767  $  385,961
      Hennes & Mauritz AB, Class B(1)..................   12,141     317,535
      POSCO ADR........................................    3,020     109,264
      Rio Tinto, PLC(1)................................   11,973     298,320
                                                                  ----------
                                                                   1,111,080
                                                                  ----------
    Mining -- 0.30%
      Aggregate Industries, PLC(1).....................   76,993     121,949
                                                                  ----------
    Multimedia -- 0.73%
      News Corp., Ltd. ADR.............................    3,047      95,219
      Vivendi Universal SA+(1).........................    8,235     204,627
                                                                  ----------
                                                                     299,846
                                                                  ----------
    Oil and Gas -- 8.07%
      BP, PLC(1).......................................   28,391     253,510
      E. ON AG(1)......................................      700      49,805
      ENI SpA(1).......................................   20,620     423,219
      Imperial Oil, Ltd................................    1,900      89,084
      Noble Corp.+.....................................    2,900     116,638
      Petroleo Brasileiro SA ADR.......................    5,300     162,975
      Royal Dutch Petroleum Co.(1).....................      983      49,773
      Scottish & Southern Energy, PLC(1)...............    2,783      37,087
      Shell Transport & Trading Co., PLC(1)............    3,378      24,770
      Tokyo Gas Co., Ltd.(1)...........................   89,000     327,965
      Total SA, Class B(1).............................    9,161   1,792,179
                                                                  ----------
                                                                   3,327,005
                                                                  ----------
    Paper/Forest Products -- 0.44%
      Amcor, Ltd.(1)...................................   35,145     181,730
                                                                  ----------
    Publishing -- 1.43%
      Dai Nippon Printing Co., Ltd.(1).................   13,000     191,946
      Singapore Press Holdings, Ltd.(1)................   66,000     166,918
      VNU NV(1)........................................    8,993     230,355
                                                                  ----------
                                                                     589,219
                                                                  ----------
    Railroads & Equipment -- 1.76%
      Canadian National Railway Co.....................    7,255     331,539
      East Japan Railway Co.(1)........................       70     394,050
                                                                  ----------
                                                                     725,589
                                                                  ----------
    Retail -- 2.83%
      Aeon Co., Ltd. (Special).........................    4,800      78,876
      Aeon Co., Ltd.(1)................................    4,800      80,060
      Lawson, Inc.(1)..................................    5,900     210,432
      Pinault-Printemps-Redoute SA(1)..................    1,764     161,731
      Swatch Group AG(1)...............................    4,982     127,580
      Swatch Group AG, Class B(1)......................    1,413     174,723
      Tesco, PLC(1)....................................   33,721     162,007
      Woolworths, Ltd.(1)..............................   19,327     172,323
                                                                  ----------
                                                                   1,167,732
                                                                  ----------
    Semiconductors -- 1.14%
      ASML Holding NV+(1)..............................    7,650      98,913
      Infineon Technologies AG+(1).....................    2,200      21,475
      Rohm Co., Ltd.(1)................................    1,700     177,210
      Taiwan Semiconductor Manufacturing Co., Ltd. ADR.   22,980     173,499
                                                                  ----------
                                                                     471,097
                                                                  ----------
    Telecommunications -- 8.22%
      China Telecom Corp., Ltd.(1).....................  752,000     244,464
      France Telecom SA(1).............................    5,235     124,570
      Nokia Oyj(1).....................................    1,417      16,785
      Nortel Networks Corp.+...........................   32,000     121,150

                                                                 Market
                                                      Number     Value
                                                     of Shares  (Note 2)

     ---------------------------------------------------------------------
     Telecommunications (continued)
       NTT DoCoMo, Inc.(1).......................... $    323  $   603,450
       SK Telecom Co., Ltd. ADR.....................   11,539      218,087
       Telecom Corp. of New Zealand, Ltd.(1)........        2            8
       Telefonaktiebolaget LM Ericsson, Class B+(1).  131,190      354,782
       TELUS Corp...................................    2,600       48,841
       Vodafone Group, PLC(1).......................  726,398    1,658,179
                                                               -----------
                                                                 3,390,316
                                                               -----------
     Tobacco -- 1.51%
       Altadis SA(1)................................    9,713      303,307
       Japan Tobacco, Inc.(1).......................       39      317,905
                                                               -----------
                                                                   621,212
                                                               -----------
     Utilities - Communication -- 1.75%
       Deutsche Telekom AG+(1)......................    2,300       40,258
       Nippon Telegraph and Telephone Corp.(1)......       44      191,732
       Telecom Italia SpA(1)........................   72,242      217,064
       Telefonica SA(1).............................    3,784       54,075
       Telefonos de Mexico SA de CV ADR.............    6,683      216,462
                                                               -----------
                                                                   719,591
                                                               -----------
     Utilities - Electric -- 1.62%
       Iberdrola SA(1)..............................   23,164      474,806
       Kansai Electric Power Co., Inc.(1)...........    1,400       25,770
       Korea Electric Power Corp. ADR...............   11,686      117,327
       Scottish Power, PLC(1).......................    3,348       24,318
       Tokyo Electric Power Co., Inc.(1)............    1,140       26,364
                                                               -----------
                                                                   668,585
                                                               -----------
     Water Services -- 0.72%
       Veolia Environnement(1)......................   11,386      295,037
                                                               -----------
     Total Common Stock
        (Cost $36,018,387)..........................            39,428,484
                                                               -----------
     PREFERRED STOCK -- 0.25%
     Automotive -- 0.25%
       Porsche AG
        (Cost $109,108)(1)..........................      170      103,777
                                                               -----------
     WARRANTS -- 0.74%
     Chemical -- 0.74%
       Reliance Industries, Ltd.
       Expires 7/15/09+
        (Cost $299,633).............................   29,742      305,129
                                                               -----------
     EXCHANGE-TRADED FUNDS -- 2.25%
       iShares MSCI EAFE Index Fund
        (Cost $940,557).............................    6,700      928,151
                                                               -----------
     TOTAL INVESTMENTS
        (Cost $37,367,685)(2).......................    98.88%  40,765,541
     Other assets less liabilities..................     1.12%     461,830
                                                     --------  -----------
     NET ASSETS --                                        100% $41,227,371
                                                     ========  ===========

--------
ADRAmerican Depository Receipt
GDRGlobal Depository Receipt
+  Non-income producing
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2004, the aggregate value of these securities was $1,525,974 representing 3.70% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Fair valued security (see Note 2).
(2)See Note 5 for cost of investments on a tax basis.
(3)Illiquid security

August 31, 2004    LARGE CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)      25


Industry Allocation*

                   Oil & Gas.........................  13.11%
                   Banks.............................  11.42%
                   Insurance.........................   9.86%
                   Financial Services................   9.82%
                   Conglomerates.....................   5.92%
                   Telecommunications................   4.84%
                   Utilities -- Electric.............   4.20%
                   Retail............................   2.78%
                   Household Products................   2.38%
                   Multimedia........................   2.22%
                   Leisure & Tourism.................   2.10%
                   Electronics/Electrical Equipment..   1.97%
                   Information Processing -- Services   1.94%
                   Automotive........................   1.90%
                   Machinery.........................   1.85%
                   Paper/Forest Products.............   1.80%
                   Foods.............................   1.78%
                   Drugs.............................   1.73%
                   Healthcare........................   1.61%
                   Information Processing -- Hardware   1.46%
                   Tobacco...........................   1.37%
                   Commercial Services...............   1.31%
                   Finance Companies.................   1.18%
                   Utilities -- Gas, Distribution....   1.00%
                   Railroads & Equipment.............   0.99%
                   Registered Investment Companies...   0.98%
                   Building Materials................   0.96%
                   Freight...........................   0.96%
                   Utilities -- Communication........   0.96%
                   Metals............................   0.95%
                   Apparel & Products................   0.93%
                   Hospital Supplies.................   0.91%
                   Information Processing -- Software   0.79%
                   Beverages.........................   0.71%
                   Savings & Loan....................   0.67%
                   Medical Technology................   0.56%
                   Chemical..........................   0.32%
                                                      ------
                                                      100.24%
                                                      ======

*  Calculated as a percentage of Net Assets.

26        LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS         August 31, 2004



                                                                  Market
                                                       Number     Value
                                                      of Shares  (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK -- 99.26%
      Apparel & Products -- 0.93%
        American Eagle Outfitters, Inc.+.............   19,500  $  649,350
                                                                ----------
      Automotive -- 1.90%
        American Axle & Manufacturing Holdings, Inc..   15,000     508,350
        Ford Motor Co................................   58,200     821,202
                                                                ----------
                                                                 1,329,552
                                                                ----------
      Banks -- 11.42%
        Bank of America Corp.........................   69,000   3,103,620
        BB&T Corp....................................   21,300     851,787
        National City Corp...........................   27,600   1,043,004
        U.S. Bancorp.................................   48,200   1,421,900
        Wachovia Corp................................   16,400     769,324
        Wells Fargo & Co.............................   13,400     787,250
                                                                ----------
                                                                 7,976,885
                                                                ----------
      Beverages -- 0.71%
        Pepsi Bottling Group, Inc....................   18,600     498,294
                                                                ----------
      Building Materials -- 0.96%
        Sherwin-Williams Co..........................   16,200     669,060
                                                                ----------
      Chemical -- 0.32%
        Monsanto Co..................................    6,100     223,260
                                                                ----------
      Commercial Services -- 1.31%
        Cendant Corp.................................   42,300     914,949
                                                                ----------
      Conglomerates -- 5.92%
        General Electric Co..........................  100,000   3,279,000
        Textron, Inc.................................   13,500     857,115
                                                                ----------
                                                                 4,136,115
                                                                ----------
      Drugs -- 1.73%
        Merck & Co., Inc.............................   26,900   1,209,693
                                                                ----------
      Electronics/Electrical Equipment -- 1.97%
        Parker Hannifin Corp.........................   12,200     663,314
        Xerox Corp.+.................................   53,300     715,819
                                                                ----------
                                                                 1,379,133
                                                                ----------
      Finance Companies -- 1.18%
        Capital One Financial Corp...................   12,200     826,672
                                                                ----------
      Financial Services -- 9.82%
        Citigroup, Inc...............................   54,200   2,524,636
        Doral Financial Corp.........................   17,300     703,591
        JPMorgan Chase & Co..........................   34,660   1,371,843
        Lehman Brothers Holdings, Inc................    7,500     554,175
        Morgan Stanley...............................    4,700     238,431
        New Century Financial Corp...................   14,800     793,872
        Sovereign Bancorp, Inc.......................   30,600     668,916
                                                                ----------
                                                                 6,855,464
                                                                ----------
      Foods -- 1.78%
        Corn Products International, Inc.............   13,900     641,485
        Tyson Foods, Inc., Class A...................   36,300     598,224
                                                                ----------
                                                                 1,239,709
                                                                ----------
      Freight -- 0.96%
        CNF, Inc.....................................   16,300     668,626
                                                                ----------
      Healthcare -- 1.61%
        Anthem, Inc.+................................   10,200     828,648
        Medco Health Solutions, Inc.+................    9,500     296,685
                                                                ----------
                                                                 1,125,333
                                                                ----------
      Hospital Supplies -- 0.91%
        Johnson & Johnson............................   11,000     639,100
                                                                ----------
      Household Products -- 2.38%
        Kimberly-Clark Corp..........................   13,000     867,100
        Procter & Gamble Co..........................   14,200     794,774
                                                                ----------
                                                                 1,661,874
                                                                ----------

                                                                  Market
                                                       Number     Value
                                                      of Shares  (Note 2)

      --------------------------------------------------------------------
      Information Processing - Hardware -- 1.46%
        Hewlett-Packard Co...........................  17,076   $  305,489
        International Business Machines Corp.........   8,400      711,396
                                                                ----------
                                                                 1,016,885
                                                                ----------
      Information Processing - Services -- 1.94%
        CheckFree Corp.+.............................     600       16,350
        McAfee, Inc.+................................  34,200      676,476
        VeriSign, Inc.+..............................  38,000      659,680
                                                                ----------
                                                                 1,352,506
                                                                ----------
      Information Processing - Software -- 0.79%
        Microsoft Corp...............................  20,200      551,460
                                                                ----------
      Insurance -- 9.86%
        ACE, Ltd.....................................  10,600      408,630
        Allstate Corp................................  23,500    1,109,435
        Chubb Corp...................................  10,500      714,105
        CIGNA Corp...................................   9,300      619,008
        Hartford Financial Services Group, Inc.......   9,100      556,556
        Humana, Inc.+................................  18,900      359,100
        MetLife, Inc.................................  26,600      990,850
        Nationwide Financial Services, Inc., Class A.  13,300      462,707
        Safeco Corp..................................  18,200      876,694
        W.R. Berkley Corp............................  19,450      785,391
                                                                ----------
                                                                 6,882,476
                                                                ----------
      Leisure & Tourism -- 2.10%
        Caesars Entertainment, Inc.+.................  19,000      293,550
        Hasbro, Inc..................................  12,700      235,331
        McDonald's Corp..............................  34,700      937,594
                                                                ----------
                                                                 1,466,475
                                                                ----------
      Machinery -- 1.85%
        Deere & Co...................................  11,200      708,624
        Terex Corp.+.................................  16,200      585,306
                                                                ----------
                                                                 1,293,930
                                                                ----------
      Medical Technology -- 0.56%
        Andrx Corp.+.................................  19,400      391,104
                                                                ----------
      Metals -- 0.95%
        United States Steel Corp.....................  17,900      660,689
                                                                ----------
      Multimedia -- 2.22%
        Time Warner, Inc.+...........................  27,400      447,990
        Viacom, Inc., Class B........................   4,300      143,233
        Walt Disney Co...............................  42,600      956,370
                                                                ----------
                                                                 1,547,593
                                                                ----------
      Oil & Gas -- 13.11%
        Amerada Hess Corp............................   6,900      555,450
        ChevronTexaco Corp...........................  18,400    1,794,000
        ConocoPhillips...............................   5,400      401,922
        Exxon Mobil Corp.............................  79,840    3,680,624
        Kerr-McGee Corp..............................   8,400      443,352
        Marathon Oil Corp............................  20,800      754,416
        Occidental Petroleum Corp....................  16,900      872,885
        Sunoco, Inc..................................  10,600      651,900
                                                                ----------
                                                                 9,154,549
                                                                ----------
      Paper/Forest Products -- 1.80%
        Georgia-Pacific Corp.........................  19,400      659,212
        Louisiana-Pacific Corp.......................  24,100      595,270
                                                                ----------
                                                                 1,254,482
                                                                ----------
      Railroads & Equipment -- 0.99%
        Burlington Northern Santa Fe Corp............  19,400      694,520
                                                                ----------
      Retail -- 2.78%
        Barnes & Noble, Inc.+........................  19,300      667,008
        Circuit City Stores, Inc.....................  52,300      678,331
        SUPERVALU, Inc...............................  22,600      595,736
                                                                ----------
                                                                 1,941,075
                                                                ----------

August 31, 2004 LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   27


                                                            Market
                                                 Number     Value
                                                of Shares  (Note 2)
            --------------------------------------------------------
            COMMON STOCK (continued)
            Savings & Loan -- 0.67%
              Golden West Financial Corp.......   4,300   $  465,389
                                                          ----------
            Telecommunications -- 4.84%
              BellSouth Corp...................   9,800      262,248
              CenturyTel, Inc..................  19,800      637,362
              Scientific-Atlanta, Inc..........  22,800      621,072
              Verizon Communications, Inc......  47,400    1,860,450
                                                          ----------
                                                           3,381,132
                                                          ----------
            Tobacco -- 1.37%
              Altria Group, Inc................  19,500      954,525
                                                          ----------
            Utilities - Communication -- 0.96%
              SBC Communications, Inc..........  25,963      669,586
                                                          ----------
            Utilities - Electric -- 4.20%
              Constellation Energy Group, Inc..  15,900      653,490
              Exelon Corp......................  22,600      832,810
              PPL Corp.........................  14,600      698,318
              TXU Corp.........................  18,000      749,340
                                                          ----------
                                                           2,933,958
                                                          ----------

                                                  Number       Market
                                                of Shares/     Value
                                                Par Value     (Note 2)

       -----------------------------------------------------------------
       Utilities - Gas, Distribution -- 1.00%
         Sempra Energy.........................    19,300   $   697,695
                                                            -----------
       Total Investment Securities
          (Cost $64,854,045)...................              69,313,098
                                                            -----------
       SHORT-TERM INVESTMENTS -- 0.98%
       Registered Investment Companies -- 0.98%
         American AAdvantage Money Market Fund
          (Cost $687,388)......................  $687,388       687,388
                                                            -----------
       TOTAL INVESTMENTS
          (Cost $65,541,433)(1)................    100.24%   70,000,486
       Liabilities in excess of other assets...     (0.24)%    (169,129)
                                                 --------   -----------
       NET ASSETS --                                  100%  $69,831,357
                                                 ========   ===========

--------
+  Non-income producing
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

28      MID CAP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2004


Industry Allocation*

                   Repurchase Agreement..............   8.37%
                   Retail............................   7.06%
                   Telecommunications................   7.03%
                   Oil & Gas.........................   5.35%
                   Drugs.............................   5.12%
                   Leisure & Tourism.................   5.09%
                   Information Processing -- Services   5.02%
                   Financial Services................   4.67%
                   Machinery.........................   4.01%
                   Electronics/Electrical Equipment..   3.70%
                   Insurance.........................   3.45%
                   Commercial Services...............   3.44%
                   Apparel & Products................   3.12%
                   Information Processing -- Software   2.93%
                   Banks.............................   2.82%
                   Human Resources...................   2.50%
                   Pollution Control.................   2.29%
                   Information Processing -- Hardware   2.21%
                   Healthcare........................   2.09%
                   Semiconductors....................   1.88%
                   Building Materials................   1.53%
                   Medical Technology................   1.50%
                   Home Builders.....................   1.49%
                   Conglomerates.....................   1.41%
                   Chemical..........................   1.37%
                   Heavy Duty Trucks/Parts...........   1.31%
                   Broadcasting......................   1.19%
                   Foods.............................   1.09%
                   Utilities -- Gas, Pipeline........   1.02%
                   Optical Instruments & Lenses......   1.01%
                   Exchange-Traded Funds.............   1.00%
                   Hospital Supplies.................   0.95%
                   Schools...........................   0.90%
                   Medical -- Biomedical/Gene........   0.86%
                   Advertising.......................   0.85%
                   Multimedia........................   0.74%
                   Auto -- Replacement Parts.........   0.67%
                   Freight...........................   0.51%
                                                      ------
                                                      101.55%
                                                      ======

*  Calculated as a percentage of Net Assets.

See Notes to Financial Statements

August 31, 2004        MID CAP GROWTH FUND - SCHEDULE OF INVESTMENTS         29


                                                                  Market
                                                       Number     Value
                                                      of Shares  (Note 2)
     ---------------------------------------------------------------------
     COMMON STOCK -- 92.18%
     Advertising -- 0.85%
       Omnicom Group, Inc............................   5,460   $  375,703
                                                                ----------
     Apparel & Products -- 3.12%
       Abercrombie and Fitch Co., Class A............   9,400      263,200
       Coach, Inc.+..................................   9,400      396,210
       Polo Ralph Lauren Corp., Class A..............  19,900      726,947
                                                                ----------
                                                                 1,386,357
                                                                ----------
     Auto-Replacement Parts -- 0.67%
       Advance Auto Parts, Inc.+.....................   8,000      296,480
                                                                ----------
     Banks -- 2.82%
       Marshall & Ilsley Corp........................   5,900      236,472
       Northern Trust Corp...........................   7,070      304,363
       Providian Financial Corp.+....................  16,400      236,816
       Zions Bancorp.................................   7,600      473,328
                                                                ----------
                                                                 1,250,979
                                                                ----------
     Broadcasting -- 1.19%
       Univision Communications, Inc., Class A+......  16,010      528,330
                                                                ----------
     Building Materials -- 1.53%
       Chicago Bridge & Iron Co. NV..................   7,200      213,408
       Fastenal Co...................................   7,430      466,455
                                                                ----------
                                                                   679,863
                                                                ----------
     Chemical -- 1.37%
       Invitrogen Corp.+.............................   6,900      341,550
       Rohm & Haas Co................................   6,600      267,498
                                                                ----------
                                                                   609,048
                                                                ----------
     Commercial Services -- 3.44%
       Alliance Data Systems Corp.+..................   7,400      282,680
       Cintas Corp...................................   9,100      373,191
       Iron Mountain, Inc.+..........................  13,400      413,122
       Moody's Corp..................................   3,400      233,104
       Paychex, Inc..................................   7,700      228,459
                                                                ----------
                                                                 1,530,556
                                                                ----------
     Conglomerates -- 1.41%
       Eaton Corp....................................  10,360      625,226
                                                                ----------
     Drugs -- 5.12%
       Caremark Rx, Inc.+............................  17,112      491,114
       Elan Corp., PLC Sponsored ADR+................  23,400      529,542
       Shire Pharmaceuticals Group, PLC ADR+.........  26,300      681,696
       Valeant Pharmaceuticals International.........  24,500      574,770
                                                                ----------
                                                                 2,277,122
                                                                ----------
     Electronics/Electrical Equipment -- 3.70%
       Amphenol Corp., Class A+......................   7,400      222,444
       Comverse Technology, Inc.+....................  29,900      523,549
       Garmin, Ltd...................................  11,700      455,247
       Thermo Electron Corp.+........................   8,200      215,414
       Waters Corp.+.................................   5,300      229,543
                                                                ----------
                                                                 1,646,197
                                                                ----------
     Financial Services -- 4.67%
       Franklin Resources, Inc.......................   7,000      372,890
       Friedman Billings Ramsey Group, Inc., Class A.  12,900      243,165
       Investors Financial Services Corp.............   9,400      435,972
       Legg Mason, Inc...............................   6,990      563,953
       T. Rowe Price Group, Inc......................   9,300      460,629
                                                                ----------
                                                                 2,076,609
                                                                ----------
     Foods -- 1.09%
       Bunge, Ltd....................................   9,100      362,999
       Dean Foods Co.+...............................   3,300      122,331
                                                                ----------
                                                                   485,330
                                                                ----------

                                                                     Market
                                                          Number     Value
                                                         of Shares  (Note 2)

   --------------------------------------------------------------------------
   Freight -- 0.51%
     CH Robinson Worldwide, Inc.........................   3,000   $  128,010
     Sirva, Inc.+.......................................   4,600       97,428
                                                                   ----------
                                                                      225,438
                                                                   ----------
   Healthcare -- 2.09%
     Anthem, Inc.+......................................   5,400      438,696
     Kinetic Concepts, Inc.+............................   6,400      318,528
     McKesson Corp......................................   5,600      173,320
                                                                   ----------
                                                                      930,544
                                                                   ----------
   Heavy Duty Trucks/Parts -- 1.31%
     PACCAR, Inc........................................   9,700      583,843
                                                                   ----------
   Home Builders -- 1.49%
     Pulte Homes, Inc...................................  11,200      660,240
                                                                   ----------
   Hospital Supplies -- 0.95%
     Henry Schein, Inc.+................................   6,800      423,504
                                                                   ----------
   Human Resources -- 2.50%
     Manpower, Inc......................................  15,730      664,278
     Robert Half International, Inc.....................  18,180      445,410
                                                                   ----------
                                                                    1,109,688
                                                                   ----------
   Information Processing - Hardware -- 2.21%
     Lexmark International, Inc., Class A+..............   7,720      682,834
     Storage Technology Corp.+..........................  12,300      298,275
                                                                   ----------
                                                                      981,109
                                                                   ----------
   Information Processing - Services -- 5.02%
     Ask Jeeves, Inc.+..................................   7,700      199,584
     Check Point Software Technologies, Ltd.+...........  14,900      261,346
     DST Systems, Inc.+.................................  14,900      674,076
     Symantec Corp.+....................................  10,920      523,723
     VeriSign, Inc.+....................................  33,000      572,880
                                                                   ----------
                                                                    2,231,609
                                                                   ----------
   Information Processing - Software -- 2.93%
     Intuit, Inc.+......................................  13,400      566,686
     NAVTEQ Corp.+......................................   9,500      312,360
     Novell, Inc.+......................................  71,900      424,210
                                                                   ----------
                                                                    1,303,256
                                                                   ----------
   Insurance -- 3.45%
     Aetna, Inc.........................................   4,800      444,720
     PMI Group, Inc.....................................  10,800      448,524
     Quanta Capital Holdings, Ltd.+.....................   5,700       52,668
     Safeco Corp........................................  12,230      589,119
                                                                   ----------
                                                                    1,535,031
                                                                   ----------
   Leisure & Tourism -- 5.09%
     Hilton Hotels Corp.................................  41,100      733,635
     Royal Caribbean Cruises, Ltd.......................  12,200      503,860
     Starwood Hotels & Resorts Worldwide, Inc., Class B.  12,000      530,400
     Station Casinos, Inc...............................  10,700      492,200
                                                                   ----------
                                                                    2,260,095
                                                                   ----------
   Machinery -- 4.01%
     Cooper Industries, Ltd., Class A...................   4,000      220,880
     Cummins, Inc.......................................   4,900      329,721
     Deere & Co.........................................   8,100      512,487
     Ingersoll-Rand Co., Class A........................   7,000      455,070
     Zebra Technologies Corp., Class A+.................   4,650      265,747
                                                                   ----------
                                                                    1,783,905
                                                                   ----------
   Medical-Biomedical/Gene -- 0.86%
     Genzyme Corp.+.....................................   7,100      383,400
                                                                   ----------
   Medical Technology -- 1.50%
     Guidant Corp.......................................   3,100      185,380
     Nobel Biocare Holding AG(1)........................   1,800      254,824

30   MID CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                             Market
                                                  Number     Value
                                                 of Shares  (Note 2)
           ----------------------------------------------------------
           COMMON STOCK (continued)
           Medical Technology (continued)
             Smith & Nephew, PLC(1).............  24,820   $  224,284
                                                           ----------
                                                              664,488
                                                           ----------
           Multimedia -- 0.74%
             E.W. Scripps Co., Class A..........   3,200      327,392
                                                           ----------
           Oil & Gas -- 5.35%
             Apache Corp........................   4,870      217,640
             BJ Services Co.+...................   4,900      235,445
             Murphy Oil Corp....................   7,010      529,325
             Smith International, Inc.+.........  11,820      673,504
             Talisman Energy, Inc...............  23,400      534,924
             Weatherford International, Ltd.+...   4,000      185,360
                                                           ----------
                                                            2,376,198
                                                           ----------
           Optical Instruments & Lenses -- 1.01%
             Alcon, Inc.........................   5,990      448,292
                                                           ----------
           Pollution Control -- 2.29%
             Republic Services, Inc., Class A...  24,330      680,024
             Stericycle, Inc.+..................   7,200      339,696
                                                           ----------
                                                            1,019,720
                                                           ----------
           Retail -- 7.06%
             BJ's Wholesale Club, Inc.+.........  20,000      506,400
             CDW Corp...........................   6,500      380,250
             Dollar General Corp................  17,800      350,660
             Express Scripts, Inc., Class A+....   7,100      448,720
             JC Penney Co., Inc.................   5,500      210,760
             Kohl's Corp.+......................  11,200      554,176
             Priceline.com, Inc.+...............   7,300      152,424
             Staples, Inc.......................  18,600      533,448
                                                           ----------
                                                            3,136,838
                                                           ----------
           Schools -- 0.90%
             Apollo Group, Inc., Class A+.......   2,660      207,480
             Career Education Corp.+............   6,300      194,292
                                                           ----------
                                                              401,772
                                                           ----------
           Semiconductors -- 1.88%
             Altera Corp.+......................  14,990      283,611
             Microchip Technology, Inc..........  16,805      443,484
             National Semiconductor Corp.+......   8,200      109,306
                                                           ----------
                                                              836,401
                                                           ----------

                                                                Number       Market
                                                              of Shares/     Value
                                                              Par Value     (Note 2)

--------------------------------------------------------------------------------------
Telecommunications -- 7.03%
  Amdocs, Ltd.+.............................................     19,750   $   396,975
  American Tower Corp., Class A+............................     33,000       491,370
  Avaya, Inc.+..............................................     47,100       570,852
  Corning, Inc.+............................................     34,200       346,104
  EchoStar Communications Corp., Class A+...................     17,870       547,716
  Juniper Networks, Inc.+...................................     10,600       242,634
  Nextel Partners, Inc., Class A+...........................     22,105       318,754
  Spectrasite, Inc.+........................................      4,700       211,218
                                                                          -----------
                                                                            3,125,623
                                                                          -----------
Utilities - Gas, Pipeline -- 1.02%
  Williams Cos., Inc........................................     38,100       453,009
                                                                          -----------
Total Common Stock
   (Cost $38,426,278).......................................               40,969,195
                                                                          -----------
EXCHANGE-TRADED FUNDS -- 1.00%
  iShares Nasdaq Biotechnology Index Fund+..................
   (Cost $446,334)..........................................      6,600       446,820
                                                                          -----------
Total Investment Securities
   (Cost $38,872,612).......................................               41,416,015
                                                                          -----------
REPURCHASE AGREEMENT -- 8.37%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.42%, dated 8/31/04, to be repurchased
   9/1/04 in the amount of $3,720,147 and collateralized by
   Federal Home Loan Mfg. Corp. Notes, bearing interest at
   2.05%, due 11/28/05 and having an approximate value of
   $3,836,392 (Cost $3,720,000)............................. $3,720,000     3,720,000
                                                                          -----------
TOTAL INVESTMENTS
   (Cost $42,592,612)(2)....................................     101.55%   45,136,015
Liabilities in excess of other assets.......................      (1.55)%    (690,054)
                                                             ----------   -----------
NET ASSETS --                                                       100%  $44,445,961
                                                             ==========   ===========

--------
+  Non-income producing
(1)Fair valued security (see Note 2).
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2004     MID CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)       31


Industry Allocation*

                   Insurance.........................  12.12%
                   Semiconductors....................   7.07%
                   Oil & Gas.........................   6.90%
                   Retail............................   6.27%
                   Banks.............................   5.77%
                   Electronics/Electrical Equipment..   5.40%
                   Financial Services................   5.12%
                   Foods.............................   4.87%
                   Building Materials................   4.24%
                   Paper/Forest Products.............   3.86%
                   Automotive........................   3.55%
                   Apparel & Products................   3.12%
                   Utilities -- Electric.............   2.85%
                   Chemical..........................   2.74%
                   Freight...........................   2.59%
                   Metals............................   2.58%
                   Repurchase Agreement..............   2.15%
                   Broadcasting......................   2.10%
                   Drugs.............................   1.98%
                   Aerospace/Defense.................   1.96%
                   Leisure & Tourism.................   1.93%
                   Machinery.........................   1.66%
                   Commercial Services...............   1.60%
                   Healthcare........................   1.35%
                   Railroads & Equipment.............   0.97%
                   Pollution Control.................   0.96%
                   Publishing........................   0.96%
                   Utilities -- Gas, Distribution....   0.82%
                   Coal..............................   0.68%
                   Information Processing -- Services   0.59%
                   Airlines..........................   0.48%
                   Telecommunications................   0.32%
                   Home Builders.....................   0.20%
                   Real Estate Investment Trusts.....   0.16%
                   Real Estate.......................   0.10%
                                                      ------
                                                      100.02%
                                                      ======

*  Calculated as a percentage of Net Assets.

32         MID CAP VALUE FUND - SCHEDULE OF INVESTMENTS          August 31, 2004


                                                                   Market
                                                        Number     Value
                                                       of Shares  (Note 2)
    ------------------------------------------------------------------------
    COMMON STOCK -- 97.87%
    Aerospace/Defense -- 1.96%
      Bombardier, Inc., Class B.......................  412,900  $   953,028
      United Defense Industries, Inc.+................   73,900    2,825,197
                                                                 -----------
                                                                   3,778,225
                                                                 -----------
    Airlines -- 0.48%
      Continental Airlines, Inc., Class B+............   36,600      353,190
      ExpressJet Holdings, Inc.+......................   53,500      575,125
                                                                 -----------
                                                                     928,315
                                                                 -----------
    Apparel & Products -- 3.12%
      Foot Locker, Inc................................  193,800    4,335,306
      VF Corp.........................................   34,100    1,682,494
                                                                 -----------
                                                                   6,017,800
                                                                 -----------
    Automotive -- 3.55%
      Borg-Warner, Inc................................   34,000    1,521,160
      Compagnie Generale des Etablissements Michelin,
       Class B(1).....................................   66,900    3,556,005
      Cooper Tire & Rubber Co.........................   77,900    1,763,656
                                                                 -----------
                                                                   6,840,821
                                                                 -----------
    Banks -- 5.77%
      City National Corp..............................   19,000    1,253,620
      Comerica, Inc...................................   26,300    1,581,945
      Hibernia Corp., Class A.........................  158,100    4,244,985
      UnionBanCal Corp................................   67,900    4,037,334
                                                                 -----------
                                                                  11,117,884
                                                                 -----------
    Broadcasting -- 2.10%
      UnitedGlobalCom, Inc., Class A+.................  595,040    4,046,272
                                                                 -----------
    Building Materials -- 4.24%
      Rinker Group, Ltd.(1)...........................  895,696    5,498,352
      York International Corp.........................   81,900    2,666,664
                                                                 -----------
                                                                   8,165,016
                                                                 -----------
    Chemical -- 2.74%
      Engelhard Corp..................................   91,100    2,575,397
      IMC Global, Inc.................................  169,300    2,698,642
                                                                 -----------
                                                                   5,274,039
                                                                 -----------
    Coal -- 0.68%
      Peabody Energy Corp.............................   24,700    1,317,004
                                                                 -----------
    Commercial Services -- 1.60%
      BearingPoint, Inc.+.............................  231,300    1,866,591
      United Rentals, Inc.+...........................   82,800    1,216,332
                                                                 -----------
                                                                   3,082,923
                                                                 -----------
    Drugs -- 1.98%
      Barr Pharmaceuticals, Inc.+.....................   42,400    1,665,048
      Biovail Corp.+..................................  142,300    2,157,268
                                                                 -----------
                                                                   3,822,316
                                                                 -----------
    Electronics/Electrical Equipment -- 5.40%
      Ametek, Inc.....................................   29,800      850,790
      Arrow Electronics, Inc.+........................  157,300    3,403,972
      Graftech International, Ltd.+...................  265,600    2,831,296
      Vishay Intertechnology, Inc.+...................  259,200    3,304,800
                                                                 -----------
                                                                  10,390,858
                                                                 -----------
    Financial Services -- 5.12%
      Apollo Investment Corp.+........................  134,500    1,887,035
      CIT Group, Inc..................................  110,200    3,938,548
      Federated Investors, Inc., Class B..............   56,300    1,624,255
      IndyMac Bancorp, Inc............................   40,500    1,397,250
      Webster Financial Corp..........................   20,600    1,013,520
                                                                 -----------
                                                                   9,860,608
                                                                 -----------

                                                               Market
                                                    Number     Value
                                                   of Shares  (Note 2)

        ----------------------------------------------------------------
        Foods -- 4.87%
          Bunge, Ltd..............................  136,100  $ 5,429,029
          Dean Foods Co.+.........................   74,700    2,769,129
          Smithfield Foods, Inc.+.................   45,700    1,174,490
                                                             -----------
                                                               9,372,648
                                                             -----------
        Freight -- 2.59%
          CNF, Inc................................   83,400    3,421,068
          USF Corp................................   45,600    1,562,256
                                                             -----------
                                                               4,983,324
                                                             -----------
        Healthcare -- 1.35%
          Dentsply International, Inc.............   50,850    2,590,807
                                                             -----------
        Home Builders -- 0.20%
          Toll Brothers, Inc.+....................    8,700      386,193
                                                             -----------
        Information Processing - Services -- 0.59%
          Unisys Corp.+...........................  112,200    1,126,488
                                                             -----------
        Insurance -- 12.12%
          AMBAC Financial Group, Inc..............   67,700    5,111,350
          Converium Holding AG ADR................   97,900      988,790
          Coventry Health Care, Inc.+.............   29,800    1,513,244
          Endurance Specialty Holdings, Ltd.......   84,700    2,756,138
          Health Net, Inc.+.......................   48,500    1,258,090
          Platinum Underwriters Holdings, Ltd.....   43,700    1,240,206
          Radian Group, Inc.......................   60,800    2,693,440
          Reinsurance Group of America, Inc.......  122,300    4,873,655
          RenaissanceRe Holdings, Ltd.............   60,300    2,901,636
                                                             -----------
                                                              23,336,549
                                                             -----------
        Leisure and Tourism -- 1.93%
          Bally Total Fitness Holding Corp.+......  213,900      840,627
          CBRL Group, Inc.........................   90,400    2,881,952
                                                             -----------
                                                               3,722,579
                                                             -----------
        Machinery -- 1.66%
          Hughes Supply, Inc......................   14,000      848,260
          Pall Corp...............................   96,800    2,358,048
                                                             -----------
                                                               3,206,308
                                                             -----------
        Metals -- 2.58%
          Grupo Imsa SA de CV ADR.................   56,800    1,218,360
          Inco, Ltd.+.............................   54,900    1,874,286
          International Steel Group, Inc.+........   62,000    1,884,800
                                                             -----------
                                                               4,977,446
                                                             -----------
        Oil and Gas -- 6.90%
          Cal Dive International, Inc.+...........    3,800      113,506
          EOG Resources, Inc......................   42,900    2,478,333
          IHC Caland NV(1)........................   84,907    4,091,657
          Talisman Energy, Inc....................   99,200    2,267,712
          UGI Corp................................   70,300    2,401,448
          XTO Energy, Inc.........................   69,250    1,941,770
                                                             -----------
                                                              13,294,426
                                                             -----------
        Paper/Forest Products -- 3.86%
          Pactiv Corp.+...........................  189,600    4,484,040
          Smurfit-Stone Container Corp.+..........  166,000    2,944,840
                                                             -----------
                                                               7,428,880
                                                             -----------
        Pollution Control -- 0.96%
          Republic Services, Inc., Class A........   66,400    1,855,880
                                                             -----------
        Publishing -- 0.96%
          R. R. Donnelley & Sons Co...............   60,400    1,856,092
                                                             -----------
        Railroads & Equipment -- 0.97%
          CSX Corp................................   59,300    1,872,694
                                                             -----------

August 31, 2004  MID CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED    33


                                                                      Market
                                                           Number     Value
                                                          of Shares  (Note 2)
 ------------------------------------------------------------------------------
 COMMON STOCK (continued)
 Real Estate -- 0.10%
   CB Richard Ellis Group, Inc.+.........................    9,400  $   183,206
                                                                    -----------
 Real Estate Investment Trusts -- 0.16%
   Prologis Trust........................................    8,400      303,660
                                                                    -----------
 Retail -- 6.27%
   Office Depot, Inc.+...................................  150,800    2,414,308
   Rent-A-Center, Inc.+..................................   79,200    2,383,920
   Ross Stores, Inc......................................   89,300    1,888,695
   United Stationers, Inc.+..............................   63,600    2,618,412
   Yankee Candle Co., Inc.+..............................  102,200    2,770,642
                                                                    -----------
                                                                     12,075,977
                                                                    -----------
 Semiconductors -- 7.07%
   Axcelis Technologies, Inc.+...........................  379,100    2,956,980
   Fairchild Semiconductor International, Inc., Class A+.  303,200    3,738,456
   Freescale Semiconductor, Inc., Class A+...............   67,900      943,810
   Lam Research Corp.+...................................  139,800    3,012,690
   QLogic Corp.+.........................................   44,000    1,148,840
   Teradyne, Inc.+.......................................  140,700    1,810,809
                                                                    -----------
                                                                     13,611,585
                                                                    -----------
 Telecommunications -- 0.32%
   Citizens Communications Co............................   48,700      615,081
                                                                    -----------
 Utilities - Electric -- 2.85%
   PPL Corp..............................................   82,200    3,931,626
   Wisconsin Energy Corp.................................   47,500    1,555,625
                                                                    -----------
                                                                      5,487,251
                                                                    -----------

                                                                Number       Market
                                                              of Shares/     Value
                                                              Par Value     (Note 2)

---------------------------------------------------------------------------------------
Utilities - Gas, Distribution -- 0.82%
  Sempra Energy.............................................     43,500   $  1,572,525
                                                                          ------------
Total Investment Securities
   (Cost $174,675,106)......................................               188,501,680
                                                                          ------------
REPURCHASE AGREEMENT -- 2.15%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.42%, dated 8/31/04, to be repurchased
   9/1/04 in the amount of $4,148,164 and collateralized by
   $ 3,695,000 of Federal National Mfg. Assoc. Notes,
   bearing interest at 6.63%, due 11/15/10 and having an
   approximate value of $4,274,653 (Cost $4,148,000)........ $4,148,000      4,148,000
                                                                          ------------
TOTAL INVESTMENTS
   (Cost $178,823,106)(2)...................................     100.02%   192,649,680
Liabilities in excess of other assets.......................      (0.02)%      (42,430)
                                                             ----------   ------------
NET ASSETS --                                                       100%  $192,607,250
                                                             ==========   ============

--------
ADR American Depository Receipt
+   Non-income producing
(1) Fair valued security (see Note 2).
(2) See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

34      MODERATE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE       August 31, 2004
                            (Unaudited)


Industry Allocation*

                       Large Cap Equity Funds....  51.23%
                       Bond Funds................  26.02%
                       International Equity Funds  15.51%
                       Mid Cap Equity Funds......   5.00%
                       Small Cap Equity Funds....   2.30%
                                                  ------
                                                  100.06%
                                                  ======

*  Calculated as a percentage of Net Assets.

August 31, 2004  MODERATE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS    35


                                                                 Market
                                                    Number       Value
                                                   of Shares    (Note 2)
     ---------------------------------------------------------------------
     AFFILIATED INVESTMENT COMPANIES# -- 100.06%
     Bond Fund -- 26.02%
       VALIC Co. II Core Bond Fund............... 1,463,193   $14,631,928
                                                              -----------
     International Equity Fund -- 15.51%
       VALIC Co. II International Growth II Fund.   841,975     8,722,863
                                                              -----------
     Large Cap Equity Funds -- 51.23%
       VALIC Co. II Capital Appreciation Fund.... 1,827,726    14,237,986
       VALIC Co. II Large Cap Value Fund......... 1,196,682    14,575,587
                                                              -----------
                                                               28,813,573
                                                              -----------
     Mid Cap Equity Funds -- 5.00%
       VALIC Co. II MidCap Value Fund............    86,954     1,406,916
       VALIC Co. II MidCap Growth Fund...........   236,854     1,406,915
                                                              -----------
                                                                2,813,831
                                                              -----------
     Small Cap Equity Funds -- 2.30%
       VALIC Co. II Small Cap Growth Fund........    60,691       619,042
       VALIC Co. II Small Cap Value Fund.........    49,365       675,318
                                                              -----------
                                                                1,294,360
                                                              -----------
     Total Affiliated Investment Companies
        (Cost $55,304,748)(1)....................    100.06%   56,276,555
     Liabilities in excess of other assets.......     (0.06)%     (32,578)
                                                  ---------   -----------
     NET ASSETS --                                      100%  $56,243,977
                                                  =========   ===========

--------
#  See Note 3.
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

36     MONEY MARKET II FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2004

Industry Allocation*

                    Government Agencies.............. 41.81%
                    Asset Backed/Receivables......... 15.76%
                    Asset Backed/Multi-Asset......... 15.07%
                    Asset Backed/Securities..........  9.59%
                    Finance..........................  5.49%
                    Domestic Bank....................  3.43%
                    Regional Bank....................  2.06%
                    Foreign Bank.....................  2.05%
                    Commercial Bank..................  1.77%
                    Government Obligations...........  1.37%
                    Asset Backed-Loans...............  1.37%
                                                      -----
                                                      99.77%
                                                      =====

                    Weighted Average Days to Maturity    45

Credit Quality+#

                         Government -- Agency..  40.53%
                         Government -- Treasury   1.37%
                         A-1...................  56.72%
                         Not Rated@............   1.38%
                                                ------
                                                100.00%
                                                ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.

August 31, 2004       MONEY MARKET II FUND - SCHEDULE OF INVESTMENTS         37


                                                                           Market
                                                                           Value
                                                              Par Value   (Note 2)
------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 54.82%
  Apreco, Inc. (LOC - Citibank):
   1.54% due 9/23/04......................................... $1,000,000 $   999,059
  Barton Capital Corp. (LOC - SocGen):
   1.53% due 9/23/04.........................................  1,500,000   1,498,597
  Cafco, LLC:
   1.53% due 9/27/04.........................................  1,000,000     998,895
  CRC Funding, LLC:
   1.43% due 9/13/04.........................................  1,000,000     999,523
   1.53% due 9/23/04.........................................  1,000,000     999,065
  Cancara Asset Securitisation, Ltd.:
   1.54% due 9/14/04.........................................  1,000,000     999,444
   1.52% due 10/8/04.........................................  1,000,000     998,438
  Compass Securitization, LLC (LOC - AMBAC):
   1.60% due 10/15/04........................................  1,000,000     998,044
  Delaware Funding Corp. (LOC - JP Morgan):
   1.53% due 9/15/04.........................................  1,500,000   1,499,107
   1.53% due 9/22/04.........................................  1,500,000   1,498,661
  Edison Asset Securitization, LLC (LOC - GE Capital Corp.):
   1.64% due 11/4/04.........................................  1,000,000     997,084
   1.46% due 9/16/04.........................................  1,500,000   1,499,087
  First Tennessee Bank NA:
   1.53% due 9/13/04.........................................  1,500,000   1,500,000
  Fountain Square Commercial Funding:
   1.53% due 9/10/04.........................................  1,000,000     999,618
  Galaxy Funding, Inc.:
   1.67% due 11/15/04........................................  1,500,000   1,494,797
   1.64% due 10/21/04........................................  1,000,000     997,722
  General Electric Capital Corp.:
   1.52% due 9/21/04.........................................  1,500,000   1,498,733
  Giro Funding United States Corp.:
   1.54% due 9/21/04.........................................  1,500,000   1,498,717
   1.48% due 9/1/04..........................................  1,000,000   1,000,000
  Goldman Sachs Group, Inc.:
   1.62% due 7/29/05.........................................  1,500,000   1,500,000
  Govco, Inc.:
   1.50% due 9/16/04.........................................  1,000,000     999,375
   1.48% due 10/6/04.........................................  1,000,000     998,561
  HBOs Treasury Services, PLC:
   1.66% due 11/19/04........................................  1,500,000   1,494,552
  Merril Lynch & Co., Inc.:
   1.59% due 1/31/05.........................................  1,000,000   1,000,000
  Receivable Capital Corp. (LOC - Bank of America):
   1.53% due 9/17/04.........................................  1,000,000     999,320
  Sheffield Receivables Corp. (LOC - Barclays):
   1.53% due 9/9/04..........................................  2,000,000   1,999,320
  Sigma Finance, Inc.:
   1.56% due 4/21/05.........................................  1,000,000     999,936
  Wells Fargo & Co.:
   1.53% due 9/14/04.........................................  1,500,000   1,500,000
   1.53% due 9/17/04.........................................  1,000,000   1,000,000
  Windmill Funding Corp. (LOC - ABN AMRO):
   1.53% due 9/15/04.........................................  1,500,000   1,499,108
  Yorktown Capital LLC:
   1.53% due 9/17/04.........................................  1,500,000   1,498,980
   1.50% due 9/1/04..........................................  1,500,000   1,500,000
                                                                         -----------
Total Commercial Paper
   (Cost $39,963,743)........................................             39,963,743
                                                                         -----------
GOVERNMENT AGENCIES -- 41.81%
  Federal Home Loan Bank:
   1.54% due 4/25/05.........................................  2,000,000   1,999,954
   1.46% due 3/1/05..........................................  1,000,000   1,000,000
   1.40% due 4/1/05..........................................  1,000,000   1,000,000
   1.30% due 2/23/05.........................................  1,000,000   1,000,000
   1.30% due 4/11/05.........................................  1,000,000   1,000,000

                                                                           Market
                                                                           Value
                                                              Par Value   (Note 2)

------------------------------------------------------------------------------------
  Federal Home Loan Mtg. Corp.:
   1.50% due 2/14/05........................................ $1,000,000  $ 1,000,000
   1.48% due 9/7/04.........................................  2,000,000    1,999,507
   1.12% due 12/20/04.......................................  3,000,000    2,989,733
   1.03% due 9/7/04.........................................  2,000,000    1,999,657
  Federal National Mtg. Assoc.:
   1.65% due 2/8/05.........................................  1,500,000    1,500,000
   1.61% due 11/3/04........................................  2,000,000    1,994,365
   1.55% due 7/26/05........................................  1,500,000    1,499,865
   1.51% due 9/22/04........................................  1,500,000    1,498,679
   1.51% due 9/27/04........................................  1,500,000    1,498,364
   1.51% due 1/18/05........................................  1,000,000      999,803
   1.50% due 5/9/05.........................................  1,000,000    1,000,000
   1.49% due 9/20/04........................................  1,000,000      999,214
   1.42% due 9/15/04........................................  1,000,000      999,448
   1.38% due 2/14/05........................................  1,000,000    1,000,000
   1.35% due 9/10/04........................................  1,500,000    1,500,000
   1.33% due 2/23/05........................................  1,000,000    1,000,000
  Student Loan Marketing Assoc.:
   1.61% due 11/18/04.......................................  1,000,000    1,000,000
                                                                         -----------
Total Government Agencies
   (Cost $30,478,589).......................................              30,478,589
                                                                         -----------
UNITED STATES TREASURY BILLS -- 1.37%
  United States Treasury Bills:
   1.08% due 10/21/04
   (Cost $998,500)..........................................  1,000,000      998,500
                                                                         -----------
Total Short-Term Securities
   (Cost $71,440,832).......................................              71,440,832
                                                                         -----------
REPURCHASE AGREEMENTS -- 1.77%
  State Street Bank & Trust Co., Joint Repurchase Agreement
   (see Note 2).............................................    294,000      294,000
  UBS Warburg, LLC, Joint Repurchase Agreement
   (see Note 2).............................................  1,000,000    1,000,000
                                                                         -----------
Total Repurchase Agreements
   (Cost $1,294,000)........................................               1,294,000
                                                                         -----------
TOTAL INVESTMENTS
   (Cost $72,734,832)(1)....................................      99.77%  72,734,832
Other assets less liabilities...............................       0.23%     165,961
                                                             ----------  -----------
NET ASSETS --                                                       100% $72,900,793
                                                             ==========  ===========

--------
LOC Letter of credit. Principal and interest payments are guaranteed by the letter of credit agreements.
(1) See Note 5 for cost of investments on a tax basis.

Allocation of investments as a percentage of net assets by industry category as of August 31, 2004:

                        Asset Backed-Loans......  1.37%
                        Asset Backed/Receivables 15.76%
                        Asset Backed/Multi-Asset 15.07%
                        Asset Backed/Securities.  9.59%
                        Commercial Bank.........  1.77%
                        Domestic Bank...........  3.43%
                        Finance.................  5.49%
                        Foreign Bank............  2.05%
                        Government Agencies..... 41.81%
                        Government Obligations..  1.37%
                        Regional Bank...........  2.06%
                                                 ------
                                                 99.77%
                                                 ======

See Notes to Financial Statements

38     SMALL CAP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)     August 31, 2004


Industry Allocation*

                   Electronics/Electrical Equipment.. 11.02%
                   Semiconductors....................  9.09%
                   Information Processing -- Services  6.08%
                   Information Processing -- Software  5.93%
                   Chemical..........................  5.85%
                   Oil & Gas.........................  5.68%
                   Leisure & Tourism.................  5.56%
                   Healthcare........................  4.82%
                   Retail............................  4.00%
                   Freight...........................  3.93%
                   Machinery.........................  3.17%
                   Banks.............................  3.03%
                   Government Agencies...............  2.89%
                   Therapeutics......................  2.83%
                   Financial Services................  2.69%
                   Drugs.............................  2.36%
                   Commercial Services...............  2.13%
                   Insurance.........................  1.83%
                   Apparel & Products................  1.67%
                   Telecommunications................  1.57%
                   Hospital Management...............  1.50%
                   Real Estate.......................  1.48%
                   Metals............................  1.38%
                   Medical Technology................  1.27%
                   Information Processing -- Hardware  1.15%
                   Human Resources...................  1.03%
                   Finance Companies.................  0.97%
                   Utilities -- Electric.............  0.79%
                   Automotive........................  0.74%
                   Broadcasting......................  0.65%
                   Hospital Supplies.................  0.65%
                   Savings & Loan....................  0.58%
                   Multimedia........................  0.55%
                   Mobile Homes......................  0.54%
                   Pollution Control.................  0.30%
                   Foods.............................  0.26%
                                                      -----
                                                      99.97%
                                                      =====

*  Calculated as a percentage of Net Assets.

August 31, 2004       SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS        39


                                                                   Market
                                                        Number     Value
                                                       of Shares  (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK -- 97.08%
     Apparel & Products -- 1.67%
       Casual Male Retail Group, Inc.+................  16,500   $   97,185
       Finish Line, Inc., Class A.....................   3,600      104,436
       Hot Topic, Inc.+...............................  12,800      193,280
       J. Jill Group, Inc.+...........................  14,000      253,260
                                                                 ----------
                                                                    648,161
                                                                 ----------
     Automotive -- 0.74%
       Oshkosh Truck Corp., Class B...................   5,600      285,376
                                                                 ----------
     Banks -- 3.03%
       CVB Financial Corp.............................     830       17,986
       East West Bancorp, Inc.........................   7,800      282,594
       First State Bancorp............................   6,811      200,925
       Greater Bay Bancorp............................  13,000      370,110
       Umpqua Holdings Corp...........................  13,100      303,003
                                                                 ----------
                                                                  1,174,618
                                                                 ----------
     Broadcasting -- 0.65%
       Acme Communications, Inc.+.....................   5,000       32,350
       Cumulus Media, Inc., Class A+..................  13,200      199,320
       Radio One, Inc., Class D.+.....................   1,200       18,720
                                                                 ----------
                                                                    250,390
                                                                 ----------
     Chemical -- 5.85%
       Cabot Corp.....................................  13,000      517,920
       Cabot Microelectronics Corp.+..................  11,700      390,663
       FMC Corp.+.....................................  10,900      503,907
       Minerals Technologies, Inc.....................   8,100      454,977
       Nova Chemicals Corp............................   8,300      268,256
       Westlake Chemical Corp.+.......................   7,500      131,250
                                                                 ----------
                                                                  2,266,973
                                                                 ----------
     Commercial Services -- 2.13%
       BearingPoint, Inc.+............................  22,000      177,540
       Maximus, Inc.+.................................   6,200      180,358
       Parexel International Corp.+...................  12,600      242,550
       PRG-Shultz International, Inc.+................  39,900      226,233
                                                                 ----------
                                                                    826,681
                                                                 ----------
     Drugs -- 2.36%
       Angiotech Pharmaceuticals, Inc.+...............  12,200      205,936
       Medicis Pharmaceutical Corp., Class A..........   4,900      179,438
       OSI Pharmaceuticals, Inc.+.....................   5,000      297,950
       Pharmion Corp.+................................   1,400       68,838
       Taro Pharmaceutical Industries, Ltd., Class A+.   7,800      161,694
                                                                 ----------
                                                                    913,856
                                                                 ----------
     Electronics/Electrical Equipment -- 11.02%
       Advanced Energy Industries, Inc.+..............  17,100      166,896
       Ametek, Inc....................................   7,200      205,560
       C&D Technologies, Inc..........................   6,200       99,820
       Coherent, Inc.+................................  10,000      254,300
       Electro Scientific Industries, Inc.+...........  21,400      442,766
       Flir Systems, Inc.+............................   9,200      537,004
       Graftech International, Ltd.+..................  12,100      128,986
       Kemet Corp.+...................................  14,900      129,183
       Mettler-Toledo International, Inc.+............  11,100      511,044
       Microtune, Inc.+...............................  33,700      167,152
       Photon Dynamics, Inc.+.........................   7,600      170,772
       Tektronix, Inc.................................  15,400      439,978
       Trimble Navigation, Ltd.+......................   9,800      269,892
       Varian, Inc.+..................................  14,400      566,208
       Wilson Greatbatch Technologies, Inc.+..........  11,000      180,180
                                                                 ----------
                                                                  4,269,741
                                                                 ----------
     Finance Companies -- 0.97%
       Federal Agricultural Mtg. Corp., Class C+......   3,100       61,566
       Financial Federal Corp.+.......................   9,500      315,970
                                                                 ----------
                                                                    377,536
                                                                 ----------

                                                                  Market
                                                       Number     Value
                                                      of Shares  (Note 2)

     ---------------------------------------------------------------------
     Financial Services -- 2.69%
       Greenhill & Co., Inc..........................   1,000   $   20,450
       Jackson Hewitt Tax Service, Inc.+.............  12,300      238,005
       Jefferies Group, Inc..........................   5,200      174,252
       National Financial Partners Corp..............   5,200      178,880
       NCO Group, Inc.+..............................  16,900      431,964
                                                                ----------
                                                                 1,043,551
                                                                ----------
     Foods -- 0.26%
       Performance Food Group Co.+...................   2,800       61,600
       United Natural Foods, Inc.+...................   1,500       37,140
                                                                ----------
                                                                    98,740
                                                                ----------
     Freight -- 3.93%
       Forward Air Corp.+............................  16,800      610,344
       Knight Transportation, Inc.+..................  15,000      298,350
       Landstar System, Inc.+........................  11,700      614,016
                                                                ----------
                                                                 1,522,710
                                                                ----------
     Healthcare -- 4.82%
       American Medical Systems Holdings, Inc.+......  14,400      454,464
       LabOne, Inc.+.................................   8,600      251,378
       Molina Healthcare, Inc.+......................   4,200      139,440
       Pharmaceutical Product Development, Inc.+.....   7,300      247,835
       RehabCare Group, Inc.+........................  10,400      239,096
       Steris Corp.+.................................  16,100      368,368
       Symbion, Inc.+................................   3,600       58,212
       United Surgical Partners International, Inc.+.   3,000      108,330
                                                                ----------
                                                                 1,867,123
                                                                ----------
     Hospital Management -- 1.50%
       Amsurg Corp.+.................................   2,200       49,148
       Select Medical Corp...........................  13,000      172,640
       VCA Antech, Inc.+.............................  18,800      360,208
                                                                ----------
                                                                   581,996
                                                                ----------
     Hospital Supplies -- 0.65%
       Merit Medical Systems, Inc.+..................  14,666      250,935
                                                                ----------
     Human Resources -- 1.03%
       CDI Corp......................................  10,800      226,800
       Resources Connection, Inc.+...................   5,300      173,734
                                                                ----------
                                                                   400,534
                                                                ----------
     Information Processing - Hardware -- 1.15%
       Avocent Corp.+................................   9,500      270,845
       Drexler Technology Corp.+.....................   4,600       36,294
       Overland Storage, Inc.+.......................  10,500      137,550
                                                                ----------
                                                                   444,689
                                                                ----------
     Information Processing - Services -- 6.08%
       Adaptec, Inc.+................................  24,600      171,708
       aQuantive, Inc.+..............................  21,100      182,726
       Ask Jeeves, Inc.+.............................   4,600      119,232
       Catapult Communications Corp.+................  13,200      315,480
       Entrust, Inc.+................................  38,200      102,376
       FileNET Corp.+................................  14,600      286,744
       Jack Henry & Associates, Inc..................  11,200      202,832
       Macromedia, Inc.+.............................  22,000      426,360
       National Instruments Corp.....................  18,400      479,688
       ValueClick, Inc.+.............................   9,600       69,408
                                                                ----------
                                                                 2,356,554
                                                                ----------
     Information Processing - Software -- 5.93%
       Ascential Software Corp.+.....................      25          324
       Aspen Technology, Inc.+.......................  11,100       64,269
       Borland Software Corp.+.......................  18,500      150,405
       F5 Networks, Inc.+............................   8,000      196,560
       Global Payments, Inc..........................  10,600      470,216
       Hyperion Solutions Corp.+.....................   6,500      237,640
       IDX Systems Corp.+............................   5,400      156,600

40  SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED  August 31, 2004


                                                                 Market
                                                      Number     Value
                                                     of Shares  (Note 2)
       ------------------------------------------------------------------
       COMMON STOCK (continued)
       Information Processing - Software (continued)
         Lawson Software, Inc.+.....................  34,200   $  191,520
         NetIQ Corp.+...............................  21,300      204,906
         Quest Software, Inc.+......................  18,200      184,184
         RSA Security, Inc.+........................  10,700      159,323
         Tumbleweed Communications Corp.+...........  20,600       43,260
         Verity, Inc.+..............................  21,000      240,450
                                                               ----------
                                                                2,299,657
                                                               ----------
       Insurance -- 1.83%
         IPC Holdings, Ltd..........................   6,400      232,256
         Sierra Health Services, Inc.+..............  11,100      478,632
                                                               ----------
                                                                  710,888
                                                               ----------
       Leisure & Tourism -- 5.56%
         Alliance Gaming Corp.+.....................   9,800      146,118
         Argosy Gaming Co.+.........................  11,500      384,445
         BJ's Restaurants, Inc.+....................   8,700      127,716
         Four Seasons Hotels, Inc...................   8,300      475,756
         La Quinta Corp.+...........................  25,300      198,352
         Panera Bread Co., Class A+.................   8,300      288,674
         Penn National Gaming, Inc.+................  11,200      435,120
         Red Robin Gourmet Burgers, Inc.+...........   2,800       97,916
                                                               ----------
                                                                2,154,097
                                                               ----------
       Machinery -- 3.17%
         Briggs & Stratton Corp.....................   2,400      180,240
         Crane Co...................................   6,500      175,500
         Cuno, Inc.+................................   4,100      233,208
         Flowserve Corp.+...........................  19,300      442,742
         Manitowoc Co., Inc.........................   5,900      195,644
                                                               ----------
                                                                1,227,334
                                                               ----------
       Medical Technology -- 1.27%
         CTI Molecular Imaging, Inc.+...............   9,400       88,266
         InterMune, Inc.+...........................  16,700      172,511
         Serologicals Corp.+........................  11,000      230,340
                                                               ----------
                                                                  491,117
                                                               ----------
       Metals -- 1.38%
         Meridian Gold, Inc.+.......................   7,600       99,712
         Reliance Steel & Aluminum Co...............   6,100      231,373
         Roper Industries, Inc......................   3,700      204,055
                                                               ----------
                                                                  535,140
                                                               ----------
       Mobile Homes -- 0.54%
         Winnebago Industries, Inc..................   6,600      207,240
                                                               ----------
       Multimedia -- 0.55%
         Entravision Communications Corp.+..........  26,500      214,650
                                                               ----------
       Oil & Gas -- 5.68%
         Cal Dive International, Inc.+..............  17,300      516,751
         Denbury Resources, Inc.+...................   8,100      177,390
         FMC Technologies, Inc.+....................  13,800      423,936
         Patterson-UTI Energy, Inc..................  16,800      290,976
         PetroQuest Energy, Inc.+...................  25,800      114,810
         Spinnaker Exploration Co.+.................  14,100      481,374
         Superior Energy Services, Inc.+............  17,600      196,944
                                                               ----------
                                                                2,202,181
                                                               ----------
       Pollution Control -- 0.30%
         Waste Connections, Inc.+...................   3,900      114,465
                                                               ----------
       Real Estate -- 1.48%
         Jones Lang LaSalle, Inc.+..................  17,600      574,640
                                                               ----------

                                                        Number      Market
                                                      of Shares/    Value
                                                      Par Value    (Note 2)

  ---------------------------------------------------------------------------
  Retail -- 4.00%
    Cost Plus, Inc.+.................................      8,400  $   287,784
    Fred's, Inc., Class A............................     11,100      154,401
    Leapfrog Enterprises, Inc.+......................      8,800      174,152
    Regis Corp.......................................      5,600      229,208
    Tractor Supply Co.+..............................      8,300      289,006
    Tuesday Morning Corp.+...........................     13,400      416,472
                                                                  -----------
                                                                    1,551,023
                                                                  -----------
  Savings & Loan -- 0.58%
    First Niagara Financial Group, Inc...............     11,600      146,044
    Franklin Bank Corp.+.............................      4,900       78,008
                                                                  -----------
                                                                      224,052
                                                                  -----------
  Semiconductors -- 9.09%
    Actel Corp.+.....................................     20,000      289,000
    Exar Corp.+......................................     23,200      319,928
    Integrated Circuit Systems, Inc.+................     24,800      545,104
    Integrated Device Technology, Inc.+..............     26,900      288,099
    Lam Research Corp.+..............................     12,900      277,995
    Micrel, Inc.+....................................      9,600       93,216
    Pericom Semiconductor Corp.+.....................     12,900      127,194
    Semtech Corp.+...................................     41,600      752,544
    Varian Semiconductor Equipment Associates, Inc.+.     26,900      753,200
    ZiLOG, Inc.+.....................................     10,000       77,200
                                                                  -----------
                                                                    3,523,480
                                                                  -----------
  Telecommunications -- 1.57%
    NII Holdings, Inc., Class B+.....................     10,100      370,165
    ViaSat, Inc.+....................................     12,100      239,822
                                                                  -----------
                                                                      609,987
                                                                  -----------
  Therapeutics -- 2.83%
    Eyetech Pharmaceuticals, Inc.+...................      4,600      159,712
    Medicines Co.+...................................      9,600      242,688
    NPS Pharmaceuticals, Inc.+.......................     11,700      245,700
    Trimeris, Inc.+..................................     14,900      179,396
    Vicuron Phamaceuticals, Inc.+....................     17,900      267,426
                                                                  -----------
                                                                    1,094,922
                                                                  -----------
  Utilities - Electric -- 0.79%
    Headwaters, Inc.+................................     10,000      306,100
                                                                  -----------
  Total Investment Securities
     (Cost $35,538,117)..............................              37,621,137
                                                                  -----------
  SHORT-TERM INVESTMENTS -- 2.89%
  Government Agencies -- 2.89%
    Federal Home Loan Mtg. Corp. Disc. Notes:
     1.45% due 9/1/04
     (Cost $1,121,000)............................... $1,121,000    1,121,000
                                                                  -----------
  TOTAL INVESTMENTS
     (Cost $36,659,117)(1)...........................      99.97%  38,742,137
  Other assets less liabilities......................       0.03%      12,882
                                                      ----------  -----------
  NET ASSETS --                                              100% $38,755,019
                                                      ==========  ===========

--------
+  Non-income producing
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2004    SMALL CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)      41


Industry Allocation*

                   Insurance......................... 14.75%
                   Banks.............................  7.74%
                   Repurchase Agreement..............  6.15%
                   Leisure & Tourism.................  5.47%
                   Electronics/Electrical Equipment..  5.40%
                   Retail............................  5.10%
                   Chemical..........................  4.93%
                   Building Materials................  4.58%
                   Oil And Gas.......................  4.48%
                   Freight...........................  3.73%
                   Exchange-Traded Funds.............  3.36%
                   Real Estate Investment Trusts.....  3.02%
                   Utilities -- Electric.............  2.97%
                   Machinery.........................  2.45%
                   Metals............................  1.98%
                   Appliances/Furnishings............  1.92%
                   Semiconductors....................  1.72%
                   Financial Services................  1.60%
                   Healthcare........................  1.51%
                   Information Processing -- Software  1.48%
                   Apparel & Products................  1.41%
                   Textile -- Products...............  1.25%
                   Information Processing -- Hardware  1.15%
                   Airlines..........................  1.00%
                   Multimedia........................  0.93%
                   Conglomerates.....................  0.92%
                   Drugs.............................  0.88%
                   Foods.............................  0.83%
                   Savings & Loan....................  0.68%
                   Telecommunications................  0.68%
                   Information Processing -- Services  0.66%
                   Paper/Forest Products.............  0.65%
                   Commercial Services...............  0.58%
                   Mobile Homes......................  0.58%
                   Automotive........................  0.55%
                   Medical Technology................  0.39%
                   Utilities -- Gas, Distribution....  0.39%
                   Gas & Pipeline Utilities..........  0.38%
                   Aerospace/Defense.................  0.34%
                   Hardware & Tools..................  0.30%
                   Human Resources...................  0.25%
                   Beverages.........................  0.21%
                   Finance Companies.................  0.20%
                   Hospital Supplies.................  0.18%
                   Publishing........................  0.14%
                   Miscellaneous.....................  0.06%
                   Household Products................  0.04%
                   Tobacco...........................  0.02%
                                                      -----
                                                      99.99%
                                                      =====

*  Calculated as a percentage of Net Assets.

42        SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS         August 31, 2004


                                                              Market
                                                   Number     Value
                                                  of Shares  (Note 2)
         -------------------------------------------------------------
         COMMON STOCK -- 90.48%
         Aerospace/Defense -- 0.34%
           AAR Corp.+............................   8,240   $   88,168
           Herley Industries, Inc.+..............   3,710       68,227
           Kaman Corp., Class A..................   7,140       83,252
                                                            ----------
                                                               239,647
                                                            ----------
         Airlines -- 1.00%
           Alaska Air Group, Inc.+...............  19,720      464,209
           Frontier Airlines, Inc.+..............  27,560      248,040
                                                            ----------
                                                               712,249
                                                            ----------
         Apparel & Products -- 1.41%
           Dress Barn, Inc.+.....................  11,820      195,858
           Footstar, Inc.+.......................   6,970       29,553
           Goody's Family Clothing, Inc..........   6,320       48,348
           Payless ShoeSource, Inc.+.............  45,820      531,512
           Russell Corp..........................   5,830      104,124
           Wolverine World Wide, Inc.............   3,870       93,344
                                                            ----------
                                                             1,002,739
                                                            ----------
         Appliances/Furnishings -- 1.92%
           CompX International, Inc., Class A+...  16,140      257,433
           Furniture Brands International, Inc...  13,730      315,790
           Griffon Corp.+........................  19,820      396,796
           HNI Corp..............................   6,920      271,264
           La-Z-Boy Chair Co.....................   8,240      127,226
                                                            ----------
                                                             1,368,509
                                                            ----------
         Automotive -- 0.55%
           Cooper Tire & Rubber Co...............  17,460      395,294
                                                            ----------
         Banks -- 7.74%
           Associated Banc-Corp..................  16,948      530,473
           C&F Financial Corp....................   2,090       74,529
           City National Corp....................   6,880      453,942
           Colonial BancGroup, Inc...............   4,660       94,039
           Commerce Bancshares, Inc..............   8,406      406,262
           Community Bank Systems, Inc...........   6,000      153,300
           Compass Bancshares, Inc...............   4,890      226,163
           Corus Bankshares, Inc.................   3,100      132,897
           Eastern Virginia Bankshares, Inc......   4,410       97,241
           First Commonwealth Financial Corp.....  14,340      193,303
           FirstMerit Corp.......................  17,630      464,374
           Fulton Financial Corp.................  13,663      288,699
           IBERIABANK Corp.......................     920       51,676
           LSB Bancshares, Inc...................   6,590      106,758
           Mercantile Bank Corp..................   5,717      200,038
           Mercantile Bankshares Corp............   6,880      327,488
           North Valley Bancorp..................   8,206      131,296
           Old National Bancorp..................   1,420       35,372
           Silicon Valley Bancshares+............   3,620      135,207
           Simmons First National Corp., Class A.   1,580       39,200
           Susquehanna Bancshares, Inc...........   6,670      160,080
           UMB Financial Corp....................  10,280      496,010
           Umpqua Holdings Corp..................   5,916      136,837
           Washington Trust Bancorp, Inc.........   5,120      126,208
           WesBanco, Inc.........................   6,940      192,238
           Whitney Holding Corp..................   6,510      268,212
                                                            ----------
                                                             5,521,842
                                                            ----------
         Beverages -- 0.21%
           Farmer Brothers Co....................   6,060      151,500
                                                            ----------
         Building Materials -- 4.58%
           Apogee Enterprises, Inc...............   7,325       82,553
           Eagle Materials, Inc..................   5,841      379,139
           Lafarge North America, Inc............  21,660      970,584
           LSI Industries, Inc...................   8,260       78,883
           Martin Marietta Materials, Inc........  12,910      580,821
           Patrick Industries, Inc.+.............   9,760      106,872
           Shaw Group, Inc.+.....................  34,790      357,989

                                                                Market
                                                     Number     Value
                                                    of Shares  (Note 2)

       -----------------------------------------------------------------
       Building Materials (continued)
         Texas Industries, Inc.....................   7,080   $  310,104
         Watsco, Inc...............................   5,550      161,394
         York International Corp...................   7,460      242,898
                                                              ----------
                                                               3,271,237
                                                              ----------
       Chemical -- 4.93%
         Albemarle Corp............................   3,810      126,721
         Ashland, Inc..............................  26,540    1,364,952
         H.B. Fuller Co............................  16,060      422,860
         Hawkins, Inc..............................   5,140       61,526
         Lubrizol Corp.............................  10,080      359,352
         Olin Corp.................................   4,630       78,201
         OM Group, Inc.+...........................   4,350      148,117
         Penford Corp..............................  14,640      249,465
         Sensient Technologies Corp................  21,180      444,780
         Stepan Co.................................  11,450      259,915
                                                              ----------
                                                               3,515,889
                                                              ----------
       Commercial Services -- 0.58%
         Cornell Cos., Inc.+.......................   9,710      116,520
         Deluxe Corp...............................   1,700       72,624
         Geo Group, Inc.+..........................   5,670      110,565
         Parexel International Corp.+..............   3,720       71,610
         Volt Information Sciences, Inc.+..........   1,460       38,865
                                                              ----------
                                                                 410,184
                                                              ----------
       Conglomerates -- 0.92%
         Trinity Industries, Inc...................  23,550      653,513
                                                              ----------
       Drugs -- 0.88%
         D&K Healthcare Resources, Inc.............  34,210      364,337
         King Pharmaceuticals, Inc.+...............   5,850       72,891
         Perrigo Co................................   9,760      191,686
                                                              ----------
                                                                 628,914
                                                              ----------
       Electronics/Electrical Equipment -- 5.40%
         ACT Manufacturing, Inc.+..................     189            1
         American Power Conversion Corp............  29,570      496,776
         Analogic Corp.............................   5,690      234,599
         Belden CDT, Inc.+.........................   4,730       94,742
         Coherent, Inc.+...........................  12,020      305,669
         CTS Corp..................................  21,610      246,354
         Emcor Group, Inc.+........................   4,330      175,798
         Intermagnetics General Corp.+.............  16,350      375,723
         Kemet Corp.+..............................  36,380      315,414
         Newport Corp.+............................   9,020      112,750
         Park Electrochemical Corp.................   6,780      150,177
         Paxar Corp.+..............................  10,290      208,270
         Planar Systems, Inc.+.....................  32,630      370,677
         Standard Microsystems Corp.+..............   5,360       85,063
         Teleflex, Inc.............................   7,370      322,290
         Thomas Industries, Inc....................   5,910      181,732
         X-Rite, Inc...............................  12,790      179,060
                                                              ----------
                                                               3,855,095
                                                              ----------
       Finance Companies -- 0.20%
         Federal Agricultural Mtg. Corp., Class C+.   7,100      141,006
                                                              ----------
       Financial Services -- 1.60%
         A.G. Edwards, Inc.........................   6,330      220,157
         Affiliated Managers Group, Inc.+..........  10,080      494,424
         E*TRADE Group, Inc.+......................  15,490      182,472
         Sovereign Bancorp, Inc....................  11,340      247,893
                                                              ----------
                                                               1,144,946
                                                              ----------
       Foods -- 0.83%
         J&J Snack Foods Corp.+....................   5,141      220,960
         Ralcorp Holdings, Inc.+...................   2,000       72,860
         Smithfield Foods, Inc.+...................  11,720      301,204
                                                              ----------
                                                                 595,024
                                                              ----------

August 31, 2004 SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   43


                                                               Market
                                                    Number     Value
                                                   of Shares  (Note 2)
        ---------------------------------------------------------------
        COMMON STOCK (continued)
        Freight -- 3.73%
          Alexander & Baldwin, Inc................   3,740   $  115,155
          CNF, Inc................................   7,640      313,393
          Kirby Corp.+............................   1,870       66,460
          Offshore Logistics, Inc.+...............  23,430      698,214
          Overnite Corp...........................   9,490      288,876
          Ryder System, Inc.......................   8,410      368,442
          SCS Transportation, Inc.+...............   5,825      108,112
          Swift Transportation Co., Inc.+.........  20,480      372,326
          Teekay Shipping Corp....................   9,370      328,418
                                                             ----------
                                                              2,659,396
                                                             ----------
        Gas & Pipeline Utilities -- 0.38%
          Atmos Energy Corp.......................   8,090      204,596
          Cascade Natural Gas Corp................   3,210       66,864
                                                             ----------
                                                                271,460
                                                             ----------
        Hardware & Tools -- 0.30%
          Stanley Works...........................   4,980      215,435
                                                             ----------
        Healthcare -- 1.51%
          Manor Care, Inc.........................  14,280      437,968
          RehabCare Group, Inc.+..................  11,280      259,327
          Steris Corp.+...........................  13,610      311,397
          Vital Signs, Inc........................   2,250       68,220
                                                             ----------
                                                              1,076,912
                                                             ----------
        Hospital Supplies -- 0.18%
          Datascope Corp..........................   3,610      130,249
                                                             ----------
        Household Products -- 0.04%
          Oneida, Ltd.+...........................  17,430       25,971
                                                             ----------
        Human Resources -- 0.25%
          Kelly Services, Inc., Class A...........   6,730      181,710
                                                             ----------
        Information Processing - Hardware -- 1.15%
          Cray, Inc.+.............................  13,420       51,264
          Electronics for Imaging, Inc.+..........  10,550      209,734
          Interphase Corp.+.......................   1,810       18,589
          Optimal Robotics Corp., Class A+........  25,770      179,359
          Tech Data Corp.+........................   9,600      361,536
                                                             ----------
                                                                820,482
                                                             ----------
        Information Processing - Services -- 0.66%
          Adaptec, Inc.+..........................   8,290       57,864
          Agilysys, Inc...........................  14,940      232,765
          Analysts International Corp.+...........   6,880       20,984
          Braun Consulting, Inc.+.................  28,190       29,036
          Jack Henry & Associates, Inc............   7,310      132,384
                                                             ----------
                                                                473,033
                                                             ----------
        Information Processing - Software -- 1.48%
          Acxiom Corp.............................  11,710      263,124
          Agile Software Corp.+...................   6,600       50,292
          Ascential Software Corp.+...............  13,357      173,107
          EPIQ Systems, Inc.+.....................  28,830      460,703
          Nuance Communications, Inc.+............  14,370       58,342
          Retek, Inc.+............................  14,210       53,572
                                                             ----------
                                                              1,059,140
                                                             ----------
        Insurance -- 14.75%
          Alfa Corp...............................  16,400      227,140
          American Medical Security Group, Inc.+..  11,800      265,972
          Assurant, Inc...........................   5,640      149,686
          Assured Guaranty, Ltd...................  28,220      452,367
          Axis Capital Holdings, Ltd..............  15,050      359,243
          Ceres Group, Inc.+......................  18,050       97,650
          Commerce Group, Inc.....................   5,690      272,835
          Delphi Financial Group, Inc., Class A...   8,615      338,742
          Endurance Specialty Holdings, Ltd.......  12,220      397,639
          FBL Financial Group, Inc., Class A......   4,880      126,148

                                                                 Market
                                                      Number     Value
                                                     of Shares  (Note 2)

     ---------------------------------------------------------------------
     Insurance (continued)
       Harleysville Group, Inc......................  18,950   $   376,347
       Health Net, Inc.+............................   5,110       132,553
       Horace Mann Educators Corp...................  32,880       557,973
       Humana, Inc.+................................  63,240     1,201,560
       LandAmerica Financial Group, Inc.............   5,220       224,669
       Nationwide Financial Services, Inc., Class A.  11,920       414,697
       Old Republic International Corp..............   9,665       227,611
       PMI Group, Inc...............................  48,660     2,020,850
       ProAssurance Corp.+..........................   4,460       150,570
       Protective Life Corp.........................   5,570       217,954
       PXRE Group, Ltd..............................  10,138       235,607
       Radian Group, Inc............................  14,450       640,135
       Reinsurance Group of America, Inc............  16,190       645,171
       Selective Insurance Group, Inc...............  10,120       349,444
       StanCorp Financial Group, Inc................   4,920       356,700
       Universal American Financial Corp.+..........   1,990        22,706
       Vesta Insurance Group, Inc...................  13,700        65,212
                                                               -----------
                                                                10,527,181
                                                               -----------
     Leisure & Tourism -- 5.47%
       Action Performance Cos., Inc.................   8,130        88,780
       Arctic Cat, Inc..............................  13,420       350,530
       Bob Evans Farms, Inc.........................  15,750       394,380
       Brinker International, Inc.+.................   4,360       132,762
       California Pizza Kitchen, Inc.+..............  17,020       324,912
       CBRL Group, Inc..............................   6,480       206,582
       CEC Entertainment, Inc.+.....................   6,310       212,458
       Jack in the Box, Inc.+.......................  23,270       657,145
       Landry's Seafood Restaurants, Inc............  13,680       362,109
       Marcus Corp..................................  15,420       292,980
       Papa John's International, Inc.+.............   8,300       238,293
       Prime Hospitality Corp.+.....................  36,290       436,206
       Steak N Shake Co.+...........................  12,160       209,152
                                                               -----------
                                                                 3,906,289
                                                               -----------
     Machinery -- 2.45%
       Alamo Group, Inc.............................     770        13,082
       Applied Industrial Technologies, Inc.........   4,120       123,106
       Granite Construction, Inc....................  13,900       316,920
       Insituform Technologies, Inc., Class A+......   2,160        38,426
       Jacobs Engineering Group, Inc.+..............  11,720       458,369
       Lindsay Manufacturing Co.....................   7,390       184,455
       Lufkin Industries, Inc.......................   3,300       106,920
       NACCO Industries, Inc., Class A..............     980        77,675
       Stewart & Stevenson Services, Inc............  12,800       213,888
       Tecumseh Products Co., Class A...............   3,240       133,326
       Tennant Co...................................   2,060        82,915
                                                               -----------
                                                                 1,749,082
                                                               -----------
     Medical Technology -- 0.39%
       Maxim Pharmaceuticals, Inc.+.................  15,500       104,935
       Osteotech, Inc.+.............................  17,580        74,363
       Zoll Medical Corp.+..........................   2,940        98,049
                                                               -----------
                                                                   277,347
                                                               -----------
     Metals -- 1.97%
       Brush Engineered Materials, Inc.+............  18,660       382,343
       CIRCOR International, Inc....................   1,570        28,354
       Intermet Corp................................  22,920        73,344
       Lawson Products, Inc.........................   1,720        63,984
       Mueller Industries, Inc......................  12,400       487,196
       Valmont Industries, Inc......................   8,420       166,211
       Wolverine Tube, Inc.+........................  18,160       208,477
                                                               -----------
                                                                 1,409,909
                                                               -----------

44  SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                                Market
                                                     Number     Value
                                                    of Shares  (Note 2)
       -----------------------------------------------------------------
       COMMON STOCK (continued)
       Mobile Homes -- 0.58%
         Coachmen Industries, Inc..................  11,380   $  177,301
         National R.V. Holdings, Inc.+.............  13,280      176,358
         Palm Harbor Homes, Inc.+..................   3,800       62,168
                                                              ----------
                                                                 415,827
                                                              ----------
       Multimedia -- 0.93%
         Belo Corp.................................  29,000      665,260
                                                              ----------
       Oil & Gas -- 4.48%
         Forest Oil Corp.+.........................  13,040      339,692
         Frontier Oil Corp.........................   6,580      134,363
         Helmerich & Payne, Inc....................   7,030      181,796
         Laclede Group, Inc........................     830       23,954
         Newfield Exploration Co.+.................   4,240      234,684
         ONEOK, Inc................................  20,230      476,619
         Pride International, Inc.+................  26,730      490,763
         Seacor Smit, Inc.+........................   8,110      350,109
         Spinnaker Exploration Co.+................  10,080      344,131
         Tidewater, Inc............................  18,100      528,158
         Willbros Group, Inc.+.....................   6,890       96,460
                                                              ----------
                                                               3,200,729
                                                              ----------
       Paper/Forest Products -- 0.65%
         Bemis Co., Inc............................  13,940      368,434
         Glatfelter................................   7,530       95,481
                                                              ----------
                                                                 463,915
                                                              ----------
       Publishing -- 0.14%
         Bowne & Co., Inc..........................   7,370       98,905
                                                              ----------
       Real Estate Investment Trusts -- 3.02%
         Associated Estates Realty Corp............   8,840       82,831
         Boykin Lodging Co.+.......................   8,530       71,396
         Brandywine Realty Trust...................   5,570      164,872
         Equity Inns, Inc..........................  26,800      255,940
         First Industrial Realty Trust, Inc........   4,110      164,400
         Highwoods Properties, Inc.................  21,590      531,114
         Pennsylvania Real Estate Investment Trust.     650       24,869
         Prentiss Properties Trust.................   3,410      125,181
         Summit Properties, Inc....................  15,350      416,906
         Winston Hotels, Inc.......................  31,190      318,450
                                                              ----------
                                                               2,155,959
                                                              ----------
       Retail -- 5.17%
         BJ's Wholesale Club, Inc.+................  22,350      565,902
         Bon-Ton Stores, Inc.......................   2,620       34,558
         Borders Group, Inc........................  21,790      520,781
         Building Materials Holding Corp...........   4,221       95,479
         Enesco Group, Inc.+.......................   5,670       46,040
         Linens 'N Things, Inc.+...................  11,380      285,410
         Rex Stores Corp.+.........................  25,050      318,135
         Ruddick Corp..............................  17,300      329,911
         ShopKo Stores, Inc.+......................  15,350      259,722
         Toys "R" Us, Inc.+........................  36,920      599,581
         Weis Markets, Inc.........................   6,210      208,159
         Whitehall Jewellers, Inc.+................     690        5,451
         Zale Corp.+...............................  16,376      419,553
                                                              ----------
                                                               3,688,682
                                                              ----------
       Savings & Loan -- 0.68%
         Astoria Financial Corp....................   9,040      328,514
         Washington Federal, Inc...................   6,041      155,616
                                                              ----------
                                                                 484,130
                                                              ----------
       Semiconductors -- 1.72%
         Alliance Semiconductor Corp.+.............   7,850       29,987
         Cohu, Inc.................................   9,710      153,224
         Emulux Corp.+.............................  10,260      108,859

                                                               Number      Market
                                                             of Shares/    Value
                                                             Par Value    (Note 2)

------------------------------------------------------------------------------------
Semiconductors (continued)
  Exar Corp.+...............................................     28,920  $   398,807
  Integrated Device Technology, Inc.+.......................     25,530      273,426
  Lattice Semiconductor Corp.+..............................     32,710      149,157
  Parlex Corp.+.............................................     19,200      113,280
                                                                         -----------
                                                                           1,226,740
                                                                         -----------
Telecommunications -- 0.68%
  Advanced Fibre Communications, Inc.+......................     28,120      482,820
  MRV Communications, Inc.+.................................         68          151
                                                                         -----------
                                                                             482,971
                                                                         -----------
Textile - Products -- 1.25%
  G&K Services, Inc., Class A...............................      8,490      309,121
  UniFirst Corp.............................................     20,220      580,921
                                                                         -----------
                                                                             890,042
                                                                         -----------
Tobacco -- 0.02%
  DIMON, Inc................................................      1,910       10,963
                                                                         -----------
Utilities - Electric -- 2.97%
  Black Hills Corp..........................................      4,420      123,097
  Central Vermont Public Service Corp.......................     17,410      366,480
  El Paso Electric Co.+.....................................      4,920       75,473
  Idacorp, Inc..............................................        270        7,865
  MDU Resources Group, Inc..................................      7,165      181,776
  PNM Resources, Inc........................................     19,080      407,740
  Puget Energy, Inc.........................................     28,120      644,229
  Sierra Pacific Resources+.................................     20,740      178,364
  TECO Energy, Inc..........................................     10,360      137,374
                                                                         -----------
                                                                           2,122,398
                                                                         -----------
Utilities - Gas, Distribution -- 0.39%
  Vectren Corp..............................................     11,360      277,752
                                                                         -----------
Total Common Stock
   (Cost $55,948,870).......................................              64,575,457
                                                                         -----------
EXCHANGE-TRADED FUNDS -- 3.36%
  iShares Russell 2000 Value Index Fund.....................      6,399    1,062,874
  iShares S&P Small Cap 600/BARRA Value Index Fund..........     12,787    1,339,310
                                                                         -----------
Total Exchange-Traded Funds
   (Cost $2,298,338)........................................               2,402,184
                                                                         -----------
Total Investment Securities
   (Cost $58,247,208).......................................              66,977,641
                                                                         -----------
REPURCHASE AGREEMENT -- 6.15%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.42%, dated 8/31/04, to be repurchased
   9/1/04 in the amount of $4,389,173 and collateralized by
   Federal Home Loan Mtg. Corp. Notes, bearing interest at
   2.05%, due 11/28/05 and having an approximate value of
   $4,522,536 (Cost $4,389,000)............................. $4,389,000    4,389,000
                                                                         -----------
TOTAL INVESTMENTS
   (Cost $62,636,208)(1)....................................      99.99%  71,366,641
Other assets less liabilities...............................       0.01%       4,761
                                                             ----------  -----------
NET ASSETS --                                                       100% $71,371,402
                                                             ==========  ===========

--------
+  Non-income producing
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2004  SOCIALLY RESPONSIBLE FUND - PORTFOLIO PROFILE (Unaudited)   45


Industry Allocation*

                   Financial Services................  15.80%
                   Retail............................   7.78%
                   Insurance.........................   7.25%
                   Repurchase Agreement..............   6.89%
                   Conglomerates.....................   6.28%
                   Drugs.............................   6.05%
                   Banks.............................   4.86%
                   Information Processing -- Software   4.54%
                   Information Processing -- Hardware   4.31%
                   Household Products................   4.18%
                   Telecommunications................   4.05%
                   Machinery.........................   3.30%
                   Oil & Gas.........................   3.00%
                   Multimedia........................   2.76%
                   Information Processing -- Services   2.51%
                   Chemical..........................   2.38%
                   Hospital Supplies.................   2.06%
                   Beverages.........................   1.98%
                   Semiconductors....................   1.64%
                   Broadcasting......................   1.63%
                   Electronics/Electrical Equipment..   1.33%
                   Railroads & Equipment.............   1.29%
                   Utilities -- Electric.............   1.25%
                   Automotive........................   1.16%
                   Finance Companies.................   1.11%
                   U.S. Government Treasuries........   0.93%
                   Schools...........................   0.88%
                   Medical -- Biomedical/Gene........   0.87%
                   Utilities -- Communication........   0.86%
                   Photography.......................   0.84%
                   Apparel & Products................   0.79%
                   Appliances/Furnishings............   0.76%
                   Freight...........................   0.74%
                   Utilities -- Gas, Pipeline........   0.68%
                   Hardware & Tools..................   0.50%
                   Healthcare........................   0.49%
                   Utilities -- Gas, Distribution....   0.41%
                   Leisure & Tourism.................   0.37%
                   Building Materials................   0.31%
                   Medical Technology................   0.09%
                   Commercial Services...............   0.03%
                                                      ------
                                                      108.94%
                                                      ======

*  Calculated as a percentage of Net Assets.

46      SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS      August 31, 2004


                                                               Market
                                                    Number     Value
                                                   of Shares  (Note 2)
         --------------------------------------------------------------
         COMMON STOCK -- 91.99%
         Apparel & Products -- 0.79%
           Gap, Inc...............................   2,490   $   46,663
           Jones Apparel Group, Inc...............   2,790       99,575
           Nike, Inc., Class B....................   1,510      113,718
                                                             ----------
                                                                259,956
                                                             ----------
         Appliances/Furnishings -- 0.76%
           Leggett & Platt, Inc...................   9,230      248,195
                                                             ----------
         Automotive -- 1.16%
           Danaher Corp...........................   7,400      380,508
                                                             ----------
         Banks -- 4.86%
           Bank of America Corp...................   8,258      371,445
           Comerica, Inc..........................   3,020      181,653
           U.S. Bancorp...........................     990       29,205
           Wachovia Corp..........................   9,310      436,732
           Wells Fargo & Co.......................   9,850      578,687
                                                             ----------
                                                              1,597,722
                                                             ----------
         Beverages -- 1.98%
           Coca-Cola Co...........................  13,060      583,913
           Coca-Cola Enterprises, Inc.............   2,520       52,038
           PepsiCo, Inc...........................     310       15,500
                                                             ----------
                                                                651,451
                                                             ----------
         Broadcasting -- 1.63%
           Clear Channel Communications, Inc......   1,830       61,323
           Comcast Corp., Class A+................  16,840      474,383
                                                             ----------
                                                                535,706
                                                             ----------
         Building Materials -- 0.31%
           Masco Corp.............................   3,200      102,816
                                                             ----------
         Chemical -- 2.38%
           Eastman Chemical Co....................   4,490      208,920
           Ecolab, Inc............................   5,740      171,741
           Rohm & Haas Co.........................   9,870      400,031
                                                             ----------
                                                                780,692
                                                             ----------
         Commercial Services -- 0.03%
           Convergys Corp.+.......................     520        7,228
           Fluor Corp.............................      70        2,993
                                                             ----------
                                                                 10,221
                                                             ----------
         Conglomerates -- 6.28%
           3M Co..................................   6,620      545,223
           General Electric Co.@..................  36,460    1,195,523
           Tyco International, Ltd................  10,330      323,536
                                                             ----------
                                                              2,064,282
                                                             ----------
         Drugs -- 6.05%
           Allergan, Inc..........................     930       69,425
           Bristol-Myers Squibb Co................   4,170       98,954
           Caremark Rx, Inc.+.....................   8,370      240,219
           Eli Lilly & Co.........................   1,720      109,134
           Merck & Co., Inc.......................   5,230      235,193
           Pfizer, Inc.@..........................  31,550    1,030,739
           Watson Pharmaceuticals, Inc.+..........   2,110       58,109
           Wyeth..................................   3,990      145,914
                                                             ----------
                                                              1,987,687
                                                             ----------
         Electronics/Electrical Equipment -- 1.33%
           Emerson Electric Co....................   5,690      354,203
           Hawaiian Electric Industries, Inc......   2,120       54,717
           Jabil Circuit, Inc.+...................      80        1,650
           Waters Corp.+..........................     620       26,852
                                                             ----------
                                                                437,422
                                                             ----------
         Finance Companies -- 1.11%
           Capital One Financial Corp.............   3,040      205,990
           SLM Corp...............................   4,040      157,641
                                                             ----------
                                                                363,631
                                                             ----------

                                                                Market
                                                     Number     Value
                                                    of Shares  (Note 2)

       -----------------------------------------------------------------
       Financial Services -- 6.67%
         American Express Co.......................     800   $   40,016
         Charles Schwab Corp.......................     550        5,198
         Citigroup, Inc.@..........................  20,950      975,851
         Fannie Mae................................   2,210      164,534
         Freddie Mac...............................   3,040      204,045
         Goldman Sachs Group, Inc..................   1,120      100,408
         JPMorgan Chase & Co.......................  17,333      686,040
         Merrill Lynch & Co., Inc..................     310       15,832
                                                              ----------
                                                               2,191,924
                                                              ----------
       Freight -- 0.74%
         United Parcel Service, Inc., Class B......   3,310      241,795
                                                              ----------
       Hardware & Tools -- 0.50%
         Black & Decker Corp.......................   1,540      106,152
         Stanley Works.............................   1,360       58,834
                                                              ----------
                                                                 164,986
                                                              ----------
       Healthcare -- 0.49%
         Medco Health Solutions, Inc.+.............   5,110      159,585
                                                              ----------
       Hospital Supplies -- 2.06%
         AmerisourceBergen Corp....................   1,790       96,839
         Johnson & Johnson.........................   9,980      579,838
                                                              ----------
                                                                 676,677
                                                              ----------
       Household Products -- 4.18%
         Colgate-Palmolive Co......................   2,630      142,020
         Gillette Co...............................  11,870      504,475
         Procter & Gamble Co.......................  12,990      727,050
                                                              ----------
                                                               1,373,545
                                                              ----------
       Information Processing - Hardware -- 4.31%
         Apple Computer, Inc.+.....................   2,420       83,466
         Dell, Inc.+...............................  16,080      560,227
         Hewlett-Packard Co........................  21,840      390,718
         International Business Machines Corp......   2,500      211,725
         Lexmark International, Inc., Class A+.....   1,860      164,517
         Seagate Technology, Inc.(2)...............     510            0
         Sun Microsystems, Inc.+...................   1,230        4,723
                                                              ----------
                                                               1,415,376
                                                              ----------
       Information Processing - Services -- 2.51%
         Adobe Systems, Inc........................   3,590      164,673
         eBay, Inc.+...............................   3,550      307,217
         First Data Corp...........................   3,178      134,270
         Fiserv, Inc.+.............................   6,315      219,636
                                                              ----------
                                                                 825,796
                                                              ----------
       Information Processing - Software -- 4.54%
         Microsoft Corp.@..........................  44,050    1,202,565
         Oracle Corp.+.............................  29,110      290,227
                                                              ----------
                                                               1,492,792
                                                              ----------
       Insurance -- 7.25%
         Aetna, Inc................................   3,690      341,878
         AFLAC, Inc................................   8,840      354,484
         Allstate Corp.............................   8,690      410,255
         American International Group, Inc.#.......   1,129       80,430
         Chubb Corp................................   1,790      121,738
         Hartford Financial Services Group, Inc....   2,400      146,784
         Lincoln National Corp.....................     170        7,701
         Marsh & McLennan Cos., Inc................   5,030      224,791
         St. Paul Cos., Inc........................  11,530      399,976
         UnitedHealth Group, Inc...................   1,270       83,985
         Wellpoint Health Networks, Inc., Class A+.   2,140      210,105
                                                              ----------
                                                               2,382,127
                                                              ----------
       Leisure & Tourism -- 0.37%
         Hasbro, Inc...............................     900       16,677
         McDonald's Corp...........................   3,840      103,757
                                                              ----------
                                                                 120,434
                                                              ----------

August 31, 2004    SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS -     47
                                         CONTINUED


                                                           Market
                                                Number     Value
                                               of Shares  (Note 2)
            -------------------------------------------------------
            COMMON STOCK (continued)
            Machinery -- 3.30%
              Caterpillar, Inc................   5,180   $  376,586
              Dover Corp......................   2,610       98,475
              Illinois Tool Works, Inc........   4,680      427,237
              Ingersoll-Rand Co., Class A.....   2,790      181,378
                                                         ----------
                                                          1,083,676
                                                         ----------
            Medical - Biomedical/Gene -- 0.87%
              Amgen, Inc.+....................   4,810      285,185
                                                         ----------
            Medical Technology -- 0.09%
              Boston Scientific Corp.+........     780       27,869
                                                         ----------
            Multimedia -- 2.76%
              Time Warner, Inc.+@.............  30,870      504,724
              Viacom, Inc., Class B...........   5,360      178,542
              Walt Disney Co..................   9,930      222,929
                                                         ----------
                                                            906,195
                                                         ----------
            Oil and Gas -- 3.00%
              Cooper Cameron Corp.+...........   1,020       51,949
              Diamond Offshore Drilling, Inc..   1,590       40,418
              Halliburton Co..................  11,890      346,831
              Helmerich & Payne, Inc..........   3,870      100,078
              ONEOK, Inc......................   1,120       26,387
              Schlumberger, Ltd...............   2,710      167,478
              Tidewater, Inc..................   3,440      100,379
              Transocean, Inc.+...............   4,890      150,123
                                                         ----------
                                                            983,643
                                                         ----------
            Photography -- 0.84%
              Eastman Kodak Co................   9,340      276,277
                                                         ----------
            Railroads & Equipment -- 1.29%
              Norfolk Southern Corp...........  14,960      424,864
                                                         ----------
            Retail -- 7.78%
              Bed Bath & Beyond, Inc.+........   3,200      119,744
              Best Buy Co., Inc...............   2,590      120,487
              CVS Corp........................   7,750      310,000
              Home Depot, Inc.................   3,390      123,938
              JC Penney Co., Inc..............   3,520      134,887
              Kohl's Corp.+...................   1,060       52,449
              Lowe's Cos., Inc................   4,090      203,273
              RadioShack Corp.................     878       23,653
              Staples, Inc....................  11,050      316,914
              Target Corp.....................   5,150      229,587
              Wal-Mart Stores, Inc.@..........  17,490      921,198
                                                         ----------
                                                          2,556,130
                                                         ----------
            Schools -- 0.88%
              Apollo Group, Inc., Class A+....   3,710      289,380
                                                         ----------
            Semiconductors -- 1.64%
              Applied Materials, Inc.+........  14,510      230,564
              Intel Corp......................  10,210      217,371
              KLA-Tencor Corp.+...............     340       12,702
              National Semiconductor Corp.+...   5,820       77,581
                                                         ----------
                                                            538,218
                                                         ----------
            Telecommunications -- 4.05%
              Alltel Corp.....................   1,510       82,522
              AT&T Wireless Services, Inc.+...  11,850      173,247

                                                                 Number       Market
                                                               of Shares/     Value
                                                               Par Value     (Note 2)

---------------------------------------------------------------------------------------
Telecommunications (continued)
  Cisco Systems, Inc.+.......................................     23,190   $   435,044
  Motorola, Inc..............................................     11,540       186,371
  Nextel Communications, Inc., Class A+......................      5,750       133,343
  Verizon Communications, Inc................................      8,170       320,672
                                                                           -----------
                                                                             1,331,199
                                                                           -----------
Utilities - Communication -- 0.86%
  SBC Communications, Inc....................................      2,870        74,017
  Sprint Corp................................................     10,520       207,034
                                                                           -----------
                                                                               281,051
                                                                           -----------
Utilities - Electric -- 1.25%
  Duquesne Light Holdings, Inc...............................      3,030        56,934
  OGE Energy Corp............................................      3,230        83,980
  Puget Energy, Inc..........................................      9,110       208,710
  TECO Energy, Inc...........................................      4,490        59,537
                                                                           -----------
                                                                               409,161
                                                                           -----------
Utilities - Gas, Distribution -- 0.41%
  AGL Resources, Inc.........................................      2,250        68,603
  KeySpan Corp...............................................      1,770        67,437
                                                                           -----------
                                                                               136,040
                                                                           -----------
Utilities - Gas, Pipeline -- 0.68%
  National Fuel Gas Co.......................................      8,350       223,613
                                                                           -----------
Total Investment Securities
   (Cost $30,736,048)........................................               30,217,827
                                                                           -----------
SHORT-TERM INVESTMENTS -- 10.06%
COMMERCIAL PAPER -- 9.13%
  UBS Finance, Inc.:
   1.57% due 9/1/04@......................................... $3,000,000     3,000,000
                                                                           -----------
UNITED STATES TREASURY BILLS -- 0.93%
  United States Treasury Bills:
   1.37% due 9/23/04@........................................     10,000         9,992
   1.36% due 9/23/04@........................................     10,000         9,992
   1.33% due 9/2/04@.........................................    285,000       284,989
                                                                           -----------
                                                                               304,973
                                                                           -----------
Total Short-Term Investments
   (Cost $3,304,973).........................................                3,304,973
                                                                           -----------
REPURCHASE AGREEMENT -- 6.89%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.42%, dated 8/31/04, to be repurchased
   9/01/04 in the amount of $2,263,089 and collateralized by
   Federal National Mortgage Assoc. Notes, bearing interest
   at 6.88%, due 9/15/10 and having an approximate value
   of $2,336,400 (cost $2,263,000)@..........................  2,263,000     2,263,000
                                                                           -----------
TOTAL INVESTMENTS
   (Cost $36,304,021)(1).....................................     108.94%   35,785,800
Liabilities in excess of other assets........................      (8.94)%  (2,935,678)
                                                              ----------   -----------
NET ASSETS --                                                        100%  $32,850,122
                                                              ==========   ===========

--------
+  Non-income producing
#  Security represents an investment in an affiliated company.
@ The security or a portion thereof represents collateral for open futures contracts.
(1)See Note 5 for cost of investments on a tax basis.
(2)Fair valued security (See Note 2).

Open Futures Contracts
-------------------------------------------------------------------------------------
Number of                        Expiration    Value at    Value as of    Unrealized
Contracts     Description           Date      Trade Date August 31, 2004 Depreciation
-------------------------------------------------------------------------------------
 27 Long  E-Mini S&P 500 Index September 2004 $1,515,596   $1,490,535      $(25,061)
                                                                           ========

See Notes to Financial Statements

48      STRATEGIC BOND FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2004


Industry Allocation*

                   Foreign Government Bonds.......... 32.32%
                   Financial Services................  8.85%
                   Government Agencies...............  8.43%
                   Telecommunications................  6.89%
                   Government Obligations............  4.59%
                   Utilities -- Electric.............  4.29%
                   Broadcasting......................  4.01%
                   Oil & Gas.........................  3.35%
                   Repurchase Agreement..............  2.67%
                   Airlines..........................  2.22%
                   Insurance.........................  2.15%
                   Leisure & Tourism.................  1.96%
                   Utilities -- Gas, Pipeline........  1.70%
                   Retail............................  1.54%
                   Banks.............................  1.51%
                   Chemical..........................  1.26%
                   Commercial Services...............  1.23%
                   Paper/Forest Products.............  1.10%
                   Automotive........................  0.94%
                   Drugs.............................  0.84%
                   Real Estate Investment Trusts.....  0.62%
                   Healthcare........................  0.60%
                   Hospital Management...............  0.60%
                   Conglomerates.....................  0.59%
                   Foods.............................  0.43%
                   Metals............................  0.41%
                   Electronics/Electrical Equipment..  0.33%
                   Utilities -- Communication........  0.27%
                   Finance Companies.................  0.26%
                   Building Materials................  0.24%
                   Heavy Duty Trucks/Parts...........  0.18%
                   Publishing........................  0.18%
                   Beverages.........................  0.17%
                   Advertising.......................  0.16%
                   Hospital Supplies.................  0.16%
                   Pollution Control.................  0.16%
                   Machinery.........................  0.14%
                   Aerospace/Defense.................  0.13%
                   Household Products................  0.13%
                   Multimedia........................  0.07%
                   Semiconductors....................  0.05%
                   Apparel & Products................  0.04%
                   Funeral Services..................  0.03%
                   Information Processing -- Hardware  0.03%
                   Real Estate.......................  0.03%
                   Textile -- Products...............  0.03%
                   Water Services....................  0.03%
                   Schools...........................  0.02%
                                                      -----
                                                      97.94%
                                                      =====

Credit Quality+#

                         Government -- Agency..   9.19%
                         Government -- Treasury   5.07%
                         AAA...................   4.88%
                         AA....................   5.04%
                         A.....................   5.16%
                         BBB...................  11.06%
                         BB....................  17.59%
                         B.....................  25.16%
                         CCC...................  11.34%
                         CC....................   0.22%
                         D.....................   1.45%
                         Not Rated@............   3.84%
                                                ------
                                                100.00%
                                                ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

August 31, 2004        STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS         49


                                                            Market
                                                            Value
                                                Par Value  (Note 2)
           ---------------------------------------------------------
           CORPORATE BONDS -- 44.18%
           Advertising -- 0.16%
             Affinity Group, Inc.:
              9.00% due 2/15/12................ $125,000  $  130,625
                                                          ----------
           Aerospace/Defense -- 0.12%
             Condor Systems, Inc.:
              11.88% due 5/1/09+(1)(2)(7)......   25,000       1,750
             Decrane Aircraft Holdings, Inc.:
              12.00% due 9/30/08...............  150,000      97,688
                                                          ----------
                                                              99,438
                                                          ----------
           Airlines -- 2.22%
             American Airlines, Inc.:
              7.80% due 4/1/08.................  250,000     214,069
              6.82% due 11/23/12...............   75,000      66,488
             Atlas Air, Inc.:
              9.06% due 7/2/17.................   98,588      67,795
              8.71% due 7/2/21.................  238,203     240,161
              7.63% due 7/2/16.................  486,267     322,886
              6.88% due 1/2/11.................  225,000     214,266
             Continental Airlines, Inc.:
              9.56% due 9/1/19.................  408,806     409,243
              8.31% due 10/2/19................  112,428      91,770
              7.73% due 9/15/12................   23,402      16,286
              6.95% due 2/2/11.................   70,762      53,546
             Delta Air Lines, Inc.:
              10.00% due 8/15/08...............   80,000      29,200
              7.78% due 7/2/13.................  104,355      42,298
                                                          ----------
                                                           1,768,008
                                                          ----------
           Apparel & Products -- 0.03%
             Warnaco, Inc.:
              8.88% due 6/15/13................   25,000      27,625
                                                          ----------
           Automotive -- 0.91%
             Collins & Aikman Products:
              12.88% due 8/15/12*..............   50,000      49,875
             Diamond Triumph Auto Glass, Inc.:
              9.25% due 4/1/08.................   25,000      23,500
             Eagle-Picher Industries, Inc.:
              9.75% due 9/1/13.................  125,000     134,688
             Exide Corp (Escrow Note):
              10.00% due 4/15/05+(1)(10).......  150,000           0
             Ford Motor Co.:
              7.45% due 7/16/31................  245,000     240,234
             General Motors Corp.:
              8.38% due 7/15/33................  208,000     221,117
             Stanadyne Corp.:
              10.00% due 8/15/14*..............   50,000      51,750
             Venture Holdings Trust:
              11.00% due 6/1/07+(2)(7).........   25,000       1,125
                                                          ----------
                                                             722,289
                                                          ----------
           Banks -- 1.52%
             American Express Centurion Bank:
              4.38% due 7/30/09................  410,000     419,412
             Emigrant Capital Trust I:
              4.23% due 12/10/33*(3)...........  287,000     285,442
             RBS Capital Trust III:
              5.51% due 9/29/49(4).............   55,000      55,745
             United Overseas Bank, Ltd.:
              5.38% due 9/3/19*(4).............   33,000      33,404
             US Bank NA:
              3.70% due 8/1/07.................  410,000     415,041
                                                          ----------
                                                           1,209,044
                                                          ----------
           Beverages -- 0.17%
             Coca Cola Enterprises, Inc.:
              8.50% due 2/1/22.................   60,000      78,549
             Cott Beverages USA, Inc.:
              8.00% due 12/15/11...............   50,000      54,188
                                                          ----------
                                                             132,737
                                                          ----------

                                                              Market
                                                              Value
                                                  Par Value  (Note 2)

         -------------------------------------------------------------
         Broadcasting -- 3.79%
           CF Cable TV, Inc.:
            9.13% due 7/15/07.................... $ 25,000  $   26,264
           Charter Communications Holdings, LLC:
            11.13% due 1/15/11...................  625,000     521,875
            10.75% due 10/1/09...................  225,000     189,000
            10.25% due 1/15/10...................   75,000      61,687
            10.00% due 5/15/11...................   25,000      19,750
            9.92% due 4/1/11(5)..................  250,000     197,500
            9.63% due 11/15/09...................  350,000     282,625
           Clear Channel Communications, Inc.:
            6.00% due 11/1/06....................  410,000     432,316
            5.75% due 1/15/13....................   56,000      57,392
           CSC Holdings, Inc.:
            7.63% due 4/1/11.....................   25,000      25,938
            7.63% due 7/15/18....................  125,000     125,625
            6.75% due 4/15/12*...................   50,000      49,500
           Insight Communications Co., Inc.:
            12.25% due 2/15/11(5)................  350,000     314,125
           Paxson Communications Corp.:
            12.25% due 1/15/09(5)................  175,000     148,094
           Salem Communications Holding Corp.:
            7.75% due 12/15/10...................   25,000      26,000
           Telenet Group Holding NV:
            11.50% due 6/15/14*(5)...............  425,000     292,187
           Young Broadcasting, Inc.:
            10.00% due 3/1/11....................  200,000     204,500
            8.75% due 1/15/14....................   50,000      47,938
                                                            ----------
                                                             3,022,316
                                                            ----------
         Building Materials -- 0.24%
           Associated Materials, Inc.:
            11.25% due 3/1/14*(5)................  175,000     123,813
           MMI Products, Inc.:
            11.25% due 4/15/07...................   25,000      25,125
           North American Energy Partners, Inc.:
            8.75% due 12/1/11*...................   50,000      46,250
                                                            ----------
                                                               195,188
                                                            ----------
         Chemical -- 1.26%
           Equistar Chemicals, LP:
            10.63% due 5/1/11....................   75,000      84,375
           Huntsman, LLC:
            11.63% due 10/15/10..................   75,000      84,000
           Huntsman ICI:
            10.13% due 7/1/09....................  100,000     103,000
           Huntsman International, LLC:
            9.88% due 3/1/09.....................  115,000     124,200
           Lyondell Chemical Co.:
            9.88% due 5/1/07.....................  250,000     263,437
            9.50% due 12/15/08...................  200,000     213,750
           Rockwood Specialties Group, Inc.:
            10.63% due 5/15/11...................   70,000      76,300
           Westlake Chemical Corp.:
            8.75% due 7/15/11....................   50,000      55,625
                                                            ----------
                                                             1,004,687
                                                            ----------
         Commercial Services -- 1.14%
           Crown Cork & Seal Co., Inc.:
            8.00% due 4/15/23....................  100,000      93,000
           Crown European Holdings SA:
            10.88% due 3/1/13....................  125,000     145,312
           Hertz Corp.:
            6.35% due 6/15/10....................  205,000     211,569
           Hydrochem Industrial Services, Inc.:
            10.38% due 8/1/07....................   75,000      75,563
           Mobile Mini, Inc.:
            9.50% due 7/1/13.....................   50,000      55,500
           Monitronics International, Inc.:
            11.75% due 9/1/10*...................  150,000     162,187
           Petroleum Helicopters, Inc.:
            9.38% due 5/1/09.....................   25,000      26,375

50   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                                         Market
                                                                         Value
                                                           Par Value    (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Commercial Services (continued)
  Rent-Way, Inc.:
   11.88% due 6/15/10.................................. $       125,000 $137,813
                                                                        --------
                                                                         907,319
                                                                        --------
Conglomerates -- 0.59%
  Foamex, LP:
   10.75% due 4/1/09...................................          50,000   47,125
  Tyco International Group SA:
   4.44% due 6/15/07*..................................         410,000  419,543
                                                                        --------
                                                                         466,668
                                                                        --------
Drugs -- 0.84%
  Abbott Japan Co., Ltd.:
   1.05% due 11/6/08...................................  JPY 50,000,000  462,457
  NeighborCare, Inc.:
   6.88% due 11/15/13..................................         150,000  156,750
  Schering Plough Corp.:
   6.50% due 12/1/33...................................          45,000   48,249
                                                                        --------
                                                                         667,456
                                                                        --------
Electronics/Electrical Equipment -- 0.33%
  Muzak, LLC:
   9.88% due 3/15/09...................................          75,000   53,625
  Telex Communications Holdings, Inc.:
   11.50% due 10/15/08.................................          25,000   27,000
  Xerox Corp.:
   7.63% due 6/15/13...................................         125,000  132,813
   7.20% due 4/1/16....................................          25,000   25,125
   7.13% due 6/15/10...................................          25,000   26,500
                                                                        --------
                                                                         265,063
                                                                        --------
Finance Companies -- 0.26%
  United States West Capital Funding, Inc.:
   6.88% due 7/15/28...................................          50,000   35,625
  Worldspan Financing Corp.:
   9.63% due 6/15/11...................................         175,000  171,500
                                                                        --------
                                                                         207,125
                                                                        --------
Financial Services -- 5.09%
  Alamosa Delaware, Inc.:
   12.00% due 7/31/09(5)...............................          70,000   69,650
  Athena Neurosciences Finance, LLC:
   7.25% due 2/21/08...................................         275,000  273,625
  Bear Island Paper Co., LLC:
   10.00% due 12/1/07..................................         150,000  144,000
  Bluewater Finance, Ltd.:
   10.25% due 2/15/12..................................         125,000  132,500
  Borden US Finance Corp.:
   9.00% due 7/15/14*..................................          50,000   51,500
  Chukchansi Economic Development Auth.(11):
   14.50% due 6/15/09*.................................         375,000  468,750
  Citicorp Capital I:
   7.93% due 2/15/27...................................         410,000  466,473
  Citigroup, Inc.:
   7.25% due 10/1/10...................................          33,000   38,824
  Consolidated Communications Illinois/Texas Holdings,
   Inc.:
   9.75% due 4/1/12*...................................         150,000  151,500
  ESI Tractebel Acquisition Corp.:
   7.99% due 12/30/11..................................         103,000  106,605
  H&E Equipment Services, LLC:
   11.13% due 6/15/12..................................          75,000   76,500
  Huntsman Advanced Materials, LLC:
   11.00% due 7/15/10*.................................          75,000   85,500
  iPCS Escrow Co.:
   11.50% due 5/1/12*(10)..............................         100,000  104,750
  LaBranche & Co., Inc.:
   11.00% due 5/15/12*.................................          50,000   50,500
  Madison River Capital, LLC:
   13.25% due 3/1/10...................................         225,000  240,188

                                                              Market
                                                              Value
                                                  Par Value  (Note 2)

         -------------------------------------------------------------
         Financial Services (continued)
           Medcath Holdings Corp.:
            9.88% due 7/15/12*................... $ 50,000  $   52,250
           Nexstar Finance Holdings, LLC:
            11.38% due 4/1/13(5).................  225,000     169,031
           PCA, LLC/PCA Finance Corp.:
            11.88% due 8/1/09....................  100,000     108,000
           PX Escrow Corp.:
            9.63% due 2/1/06(5)..................  100,000      85,000
           Qwest Capital Funding, Inc.:
            7.90% due 8/15/10....................  475,000     419,187
            7.75% due 2/15/31....................   75,000      55,125
            7.63% due 8/3/21.....................  225,000     174,938
            7.25% due 2/15/11....................  325,000     277,875
           Terra Capital, Inc.:
            12.88% due 10/15/08..................  100,000     123,000
            11.50% due 6/1/10....................  125,000     139,375
                                                            ----------
                                                             4,064,646
                                                            ----------
         Foods -- 0.43%
           Del Monte Corp.:
            8.63% due 12/15/12...................   25,000      27,812
           Doane Pet Care Co.:
            10.75% due 3/1/10....................   50,000      53,000
           Stater Brothers Holdings, Inc.:
            8.13% due 6/15/12*...................   75,000      78,000
           Wornick Co.:
            10.88% due 7/15/11*..................  175,000     183,750
                                                            ----------
                                                               342,562
                                                            ----------
         Funeral Services -- 0.03%
           Alderwoods Group, Inc.:
            7.75% due 9/15/12*...................   25,000      26,000
                                                            ----------
         Healthcare -- 0.60%
           Cardinal Health, Inc.:
            6.75% due 2/15/11....................   45,000      48,698
           Concentra Operating Corp.:
            9.13% due 6/1/12*....................   25,000      26,844
           Curative Health Services, Inc.:
            10.75% due 5/1/11*...................   75,000      69,000
           Genesis HealthCare Corp.:
            8.00% due 10/15/13...................   25,000      26,688
           Inverness Medical Innovations, Inc.:
            8.75% due 2/15/12*...................  100,000      96,000
           National Nephrology Associates, Inc.:
            9.00% due 11/1/11*...................   25,000      28,906
           Pediatric Services of America, Inc.:
            10.00% due 4/15/08(1)................   25,000      25,250
           Psychiatric Solutions, Inc.:
            10.63% due 6/15/13...................   75,000      84,375
           Team Health, Inc.:
            9.00% due 4/1/12*....................   75,000      73,125
                                                            ----------
                                                               478,886
                                                            ----------
         Heavy Duty Trucks/Parts -- 0.18%
           Dana Corp.:
            9.00% due 8/15/11....................   95,000     113,881
           Navistar International Corp.:
            7.50% due 6/15/11....................   25,000      26,250
                                                            ----------
                                                               140,131
                                                            ----------
         Hospital Management -- 0.60%
           HCA, Inc.:
            6.95% due 5/1/12.....................  100,000     107,621
           IASIS Healthcare, LLC:
            8.75% due 6/15/14*...................   75,000      78,375
           Tenet Healthcare Corp.:
            6.50% due 6/1/12.....................  100,000      88,500
            5.00% due 7/1/07.....................   75,000      74,812

August 31, 2004  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   51


                                                               Market
                                                               Value
                                                   Par Value  (Note 2)
        ---------------------------------------------------------------
        CORPORATE BONDS (continued)
        Hospital Management (continued)
          Triad Hospitals, Inc.:
           7.00% due 5/15/12...................... $ 50,000  $   52,125
           7.00% due 11/15/13.....................   50,000      50,312
          US Oncology, Inc.:
           10.75% due 8/15/14*....................   25,000      26,313
                                                             ----------
                                                                478,058
                                                             ----------
        Hospital Supplies -- 0.16%
          Universal Hospital Services, Inc.:
           10.13% due 11/1/11.....................  125,000     126,875
                                                             ----------
        Household Products -- 0.13%
          Jostens Holding Corp.,
           10.25% due 12/1/13(5)..................  150,000     100,500
                                                             ----------
        Information Processing - Hardware -- 0.03%
          Seagate Technology HDD Holdings:
           8.00% due 5/15/09......................   25,000      26,250
                                                             ----------
        Insurance -- 2.15%
          Crum & Forster Holdings Corp.:
           10.38% due 6/15/13.....................   75,000      82,125
          Fairfax Financial Holdings, Ltd.:
           8.25% due 10/1/15......................  225,000     219,375
           7.75% due 7/15/37......................   25,000      21,500
           7.38% due 4/15/18......................   50,000      44,875
          MetLife, Inc.:
           6.38% due 6/15/34......................  775,000     812,370
          Ohio Casualty Corp.:
           7.30% due 6/15/14......................  410,000     425,028
          WR Berkley Corp.:
           6.15% due 8/15/19......................   56,000      56,131
          XL Capital, Ltd.:
           5.25% due 9/15/14......................   56,000      56,190
                                                             ----------
                                                              1,717,594
                                                             ----------
        Leisure & Tourism -- 1.64%
          Bally Total Fitness Holding Corp.:
           10.50% due 7/15/11.....................   75,000      70,312
          Blockbuster, Inc.:
           9.00% due 9/1/12*......................   25,000      25,875
          Cinemark, Inc.:
           9.75% due 3/15/14(5)...................  125,000      86,094
          Courtyard by Marriott II:
           10.75% due 2/1/08......................   75,000      75,750
          Denny's Corp.:
           11.25% due 1/15/08.....................  175,000     182,000
          Eldorado Resorts, LLC:
           9.00% due 4/15/14(1)...................  250,000     250,000
          Hollywood Casino Corp.:
           13.00% due 8/1/06+(2)(10)..............  200,000     172,500
          Riviera Holdings Corp.:
           11.00% due 6/15/10.....................   60,000      65,400
          Six Flags, Inc.:
           9.75% due 4/15/13......................  175,000     162,750
          Steinway Musical Instruments, Inc.:
           8.75% due 4/15/11......................   50,000      54,000
          True Temper Sports, Inc.:
           8.38% due 9/15/11......................  100,000      93,000
          Waterford Gaming, LLC:
           8.63% due 9/15/12*.....................   70,000      74,550
                                                             ----------
                                                              1,312,231
                                                             ----------
        Machinery -- 0.14%
          Briggs & Stratton Corp.:
           8.88% due 3/15/11......................   50,000      59,250
          Dresser, Inc.:
           9.38% due 4/15/11......................   50,000      53,750
                                                             ----------
                                                                113,000
                                                             ----------
        Metals -- 0.41%
          Allegheny Technologies, Inc.:
           8.38% due 12/15/11.....................   50,000      52,000

                                                            Market
                                                            Value
                                                Par Value  (Note 2)

            --------------------------------------------------------
            Metals (continued)
              CSN Islands VII Corp.:
               10.75% due 9/12/08*............. $ 85,000  $   93,500
              CSN Islands VIII Corp.:
               9.75% due 12/16/13*.............  100,000      99,500
              Freeport McMoRan Resources:
               7.00% due 2/15/08...............   50,000      53,000
              Renco Metals, Inc.:
               11.50% due 7/1/03+(1)(7)(8).....   75,000           0
              Ryerson Tull, Inc.:
               9.13% due 7/15/06...............   25,000      26,125
                                                          ----------
                                                             324,125
                                                          ----------
            Multimedia -- 0.07%
              Haights Cross Operating Co.:
               11.75% due 8/15/11..............   50,000      54,750
                                                          ----------
            Oil and Gas -- 3.36%
              Belden & Blake Corp.:
               8.75% due 7/15/12*..............   25,000      26,063
              Chesapeake Energy Corp.:
               9.00% due 8/15/12...............   25,000      28,500
               7.75% due 1/15/15...............   25,000      26,812
               7.50% due 9/15/13...............   25,000      26,875
               6.88% due 1/15/16...............   25,000      25,313
              Citgo Petroleum Corp.:
               11.38% due 2/1/11...............   75,000      87,562
              Colorado Interstate Gas Co.:
               6.85% due 6/15/37...............   75,000      77,719
              Diamond Offshore Drilling, Inc.:
               5.15% due 9/1/14*...............  410,000     415,428
              Dynegy Holdings, Inc.:
               8.75% due 2/15/12...............   50,000      50,125
              Dynegy-Roseton Danskammer:
               7.67% due 11/8/16...............   75,000      66,000
              El Paso Production Holding Co.:
               7.75% due 6/1/13................  175,000     171,937
              EnCana Corp.:
               6.50% due 8/15/34...............  109,000     115,366
              Encore Acquisition Co.:
               8.38% due 6/15/12...............   50,000      55,000
               6.25% due 4/15/14...............   25,000      24,500
              Exco Resources, Inc.:
               7.25% due 1/15/11...............   50,000      52,500
              Hanover Compressor Co.:
               zero coupon due 3/31/07.........  250,000     210,625
              Hilcorp Energy, LP:
               10.50% due 9/1/10*..............  125,000     138,437
              KCS Energy, Inc.:
               7.13% due 4/1/12................   75,000      76,875
              NGC Corp. Capital Trust:
               8.32% due 6/1/27................  750,000     577,500
              Oslo Seismic Services, Inc.:
               8.28% due 6/1/11................  125,734     128,249
              Pride International, Inc.:
               7.38% due 7/15/14*..............   50,000      53,250
              Seitel, Inc.:
               11.75% due 7/15/11*.............   75,000      75,188
              Trico Marine Services, Inc.:
               8.88% due 5/15/12+(2)...........  350,000     168,000
                                                          ----------
                                                           2,677,824
                                                          ----------
            Paper/Forest Products -- 1.10%
              Caraustar Industries, Inc.:
               9.88% due 4/1/11................   50,000      52,875
               7.38% due 6/1/09................   25,000      26,000
              Constar International, Inc.:
               11.00% due 12/1/12..............   71,000      68,515
              Fibermark, Inc.:
               10.75% due 4/15/11+(2)(7)(10)...   75,000      47,250
              Georgia-Pacific Corp.:
               8.00% due 1/15/24...............  100,000     107,750
               7.75% due 11/15/29..............  125,000     130,000
               7.70% due 6/15/15...............  100,000     111,750
               7.38% due 12/1/25...............   50,000      50,250

52   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                                  Market
                                                                  Value
                                                      Par Value  (Note 2)
     ---------------------------------------------------------------------
     CORPORATE BONDS (continued)
     Paper/Forest Products (continued)
       Pliant Corp.:
        11.13% due 9/1/09............................ $ 75,000  $   80,437
       Speciality Paperboard, Inc.:
        9.38% due 10/15/06+(2)(7)....................  325,000     204,750
                                                                ----------
                                                                   879,577
                                                                ----------
     Pollution Control -- 0.16%
       Allied Waste North America, Inc.:
        9.25% due 9/1/12.............................   50,000      56,125
        7.38% due 4/15/14............................   75,000      72,844
                                                                ----------
                                                                   128,969
                                                                ----------
     Publishing -- 0.18%
       American Lawyer Media, Inc.:
        9.75% due 12/15/07...........................  143,000     142,285
                                                                ----------
     Real Estate -- 0.03%
       LNR Property Corp.:
        7.63% due 7/15/13............................   25,000      26,500
                                                                ----------
     Real Estate Investment Trusts -- 0.48%
       CarrAmerica Realty Corp.:
        5.13% due 9/1/11.............................   28,000      28,236
       National Health Investors, Inc.:
        7.30% due 7/16/07............................   75,000      77,059
       Omega Healthcare Investors, Inc.:
        7.00% due 4/1/14*............................   50,000      49,000
        6.95% due 8/1/07.............................   25,000      25,438
       Senior Housing Properties Trust:
        8.63% due 1/15/12............................  150,000     166,500
       Vornado Realty, LP:
        4.50% due 8/15/09............................   36,000      36,158
                                                                ----------
                                                                   382,391
                                                                ----------
     Retail -- 1.47%
       Ferrellgas, LP:
        6.75% due 5/1/14.............................  150,000     149,250
       JC Penney Co., Inc.:
        6.88% due 10/15/15...........................  125,000     130,625
       Jean Coutu Group, Inc.:
        8.50% due 8/1/14*............................  175,000     176,313
       May Department Stores Co.:
        3.95% due 7/15/07*...........................  410,000     414,693
       MTS, Inc.:
        10.00% due 3/15/09(1)(2)(7)(10)..............   13,636       3,545
       Rite Aid Corp.:
        6.88% due 8/15/13............................   50,000      46,000
       Saks, Inc.:
        9.88% due 10/1/11............................   50,000      59,500
        7.00% due 12/1/13............................   75,000      75,375
       Vitro Envases Norteamerica SA:
        10.75% due 7/23/11*..........................   75,000      72,476
       Vitro SA de CV:
        11.75% due 11/1/13*..........................   50,000      45,000
                                                                ----------
                                                                 1,172,777
                                                                ----------
     Schools -- 0.02%
       KinderCare Learning Centers, Inc.:
        9.50% due 2/15/09............................   19,000      19,285
                                                                ----------
     Semiconductors -- 0.05%
       ON Semiconductor Corp.:
        12.00% due 3/15/10...........................   33,000      37,950
                                                                ----------
     Telecommunications -- 5.77%
       AirGate PCS, Inc.:
        9.38% due 9/1/09.............................  163,300     163,300
       Alaska Communications Systems Holdings, Inc.:
        9.38% due 5/15/09............................  175,000     169,313
       American Cellular Corp.:
        10.00% due 8/1/11............................  350,000     284,375
       Cincinnati Bell Telephone Co.:
        7.20% due 11/29/23...........................  125,000     117,500
        7.18% due 12/15/23...........................   25,000      23,500

                                                                Market
                                                                Value
                                                   Par Value   (Note 2)

       -----------------------------------------------------------------
       Telecommunications (continued)
         Citizens Communications Co.:
          9.00% due 8/15/31....................... $  410,000 $  402,825
         Empresa Brasileira de Telecom SA:
          11.00% due 12/15/08.....................     25,000     27,500
         Fairpoint Communications, Inc.:
          9.50% due 5/1/08........................    325,000    334,750
         GCB iPCS, Inc.:
          14.00% due 7/15/10(1)(2)(7).............    950,000          0
         Iwo Holdings, Inc.:
          14.00% due 1/15/11+(2)(10)..............  1,000,000    470,000
         Kyivstar:
          10.38% due 8/17/09*.....................    100,000    106,000
         LCI International, Inc.:
          7.25% due 6/15/07.......................    325,000    287,625
         Nextel Communications, Inc.:
          6.88% due 10/31/13......................    275,000    277,750
          5.95% due 3/15/14.......................     75,000     71,250
         Nextmedia Operating, Inc.:
          10.75% due 7/1/11.......................     75,000     84,000
         Rural Cellular Corp.:
          9.75% due 1/15/10.......................    125,000    111,875
          9.63% due 5/15/08.......................    250,000    232,500
         Southwestern Bell Telephone Co.:
          6.55% due 10/7/08.......................    200,000    217,787
         TELUS Corp.:
          7.50% due 6/1/07........................    410,000    450,428
         Triton PCS, Inc.:
          9.38% due 2/1/11........................    325,000    230,750
          8.75% due 11/15/11......................    200,000    136,500
         TSI Telecommunication Services, Inc.:
          12.75% due 2/1/09.......................     25,000     27,750
         United States West Communications, Inc.:
          7.25% due 10/15/35......................    275,000    229,625
          7.13% due 11/15/43......................    175,000    144,813
                                                              ----------
                                                               4,601,716
                                                              ----------
       Textile - Products -- 0.03%
         Collins & Aikman Floor Cover:
          9.75% due 2/15/10.......................     25,000     25,625
                                                              ----------
       Utilities - Communication -- 0.27%
         Bell Atlantic Pennsylvania, Inc.:
          8.75% due 8/15/31.......................     55,000     71,633
         Cincinnati Bell, Inc.:
          8.38% due 1/15/14.......................     25,000     22,125
          7.25% due 6/15/23.......................     25,000     23,375
         Pacific Bell:
          6.63% due 10/15/34......................    100,000    100,759
                                                              ----------
                                                                 217,892
                                                              ----------
       Utilities - Electric -- 4.29%
         AES Corp.:
          8.88% due 11/1/27.......................    125,000    117,188
         AES Drax Energy, Ltd.:
          11.50% due 8/30/10+(2)..................    175,000        875
         Calpine Canada Energy Finance, ULC:
          8.50% due 5/1/08........................  1,975,000  1,259,062
         Edison Mission Energy:
          9.88% due 4/15/11.......................    150,000    172,125
          7.73% due 6/15/09.......................     50,000     52,375
         Mirant Corp.:
          7.90% due 7/15/09+*(2)(7)...............    650,000    403,000
         Mission Energy Holding Co.:
          13.50% due 7/15/08......................    875,000  1,100,312
         Pacific Gas & Electric Co.:
          6.05% due 3/1/34........................     82,000     82,292
         Reliant Resources, Inc.:
          9.50% due 7/15/13.......................    150,000    165,750
         Tiverton/Rumford Power Assoc., Ltd.:
          9.00% due 7/15/18*......................     99,337     68,543
                                                              ----------
                                                               3,421,522
                                                              ----------

August 31, 2004  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   53


                                                             Market
                                                             Value
                                              Par Value     (Note 2)
         -------------------------------------------------------------
         CORPORATE BONDS (continued)
         Utilities - Gas, Pipeline -- 1.70%
           Arkla, Inc.:
            8.90% due 12/15/06.............    $   435,000 $   485,764
           Duke Capital, LLC:
            5.67% due 8/15/14..............         61,000      61,740
           El Paso Natural Gas Co.:
            8.63% due 1/15/22..............        275,000     294,250
           Pacific Energy Partners:
            7.13% due 6/15/14*.............         75,000      79,313
           Southern Natural Gas Co.:
            8.88% due 3/15/10..............         50,000      56,250
           Williams Cos., Inc.:
            7.88% due 9/1/21...............        350,000     379,312
                                                           -----------
                                                             1,356,629
                                                           -----------
         Water Services -- 0.03%
           Companhia De Saneamento Basico:
            12.00% due 6/20/08*............         25,000      26,688
                                                           -----------
         Total Corporate Bonds
            (Cost $34,716,199).............                 35,248,826
                                                           -----------
         FOREIGN GOVERNMENT BONDS -- 32.32%
           Australia Government:
            6.75% due 11/15/06.............  AUD   770,000     559,393
           Brazil Federative Republic:
            14.50% due 10/15/09............        100,000     126,100
            12.00% due 4/15/10.............        120,000     138,600
            11.00% due 1/11/12.............        300,000     333,000
            11.00% due 8/17/40.............      1,105,000   1,182,350
            10.25% due 6/17/13.............        495,000     527,175
            10.13% due 5/15/27.............         75,000      75,938
            10.00% due 8/7/11..............        200,000     211,000
            8.88% due 4/15/24..............        100,000      91,250
            8.25% due 1/20/34..............        100,000      84,750
            8.00% due 4/15/14..............        756,438     740,402
            2.13% due 4/15/12(3)...........      1,741,182   1,567,064
            2.06% due 4/15/06(3)...........         32,000      31,958
           Government of Canada:
            5.75% due 9/1/06...............  CAD   538,000     431,269
            5.75% due 6/1/29...............  CAD   315,000     261,296
            4.25% due 9/1/08...............  CAD   180,000     139,790
           Government of France:
            5.50% due 4/25/29..............  EUR   175,000     238,718
           Government of Japan:
            1.10% due 6/20/05..............  JPY85,200,000     786,590
           Government of United Kingdom:
            7.50% due 12/7/06..............  GBP   116,000     221,082
            5.00% due 3/7/08...............  GBP   135,000     244,472
           Kingdom of Denmark:
            7.00% due 11/15/07.............  DKK 1,950,000     357,840
           Kingdom of Spain:
            6.15% due 1/31/13..............  EUR   265,000     373,360
            5.15% due 7/30/09..............  EUR   304,000     400,940
           Kingdom of Sweden:
            6.75% due 5/5/14...............  SEK 2,300,000     362,832
            5.50% due 10/8/12..............  SEK 2,500,000     360,948
            5.00% due 1/28/09.............. SEK  3,200,000     448,743
           Republic of Bulgaria:
            8.25% due 1/15/15..............        170,000     208,505
            2.75% due 7/28/12(4)...........        110,476     110,200
           Republic of Colombia:
            11.75% due 2/25/20.............        225,000     274,500
            10.75% due 1/15/13.............        290,000     334,225
           Republic of Ecuador:
            8.00% due 8/15/30(5)...........        190,000     149,150
           Republic of Greece:
            5.25% due 5/18/12..............  EUR   235,000     310,646
            4.65% due 4/19/07.............. EUR    214,000     273,304
           Republic of Italy:
            5.25% due 12/15/05.............  EUR   478,000     603,159
            5.25% due 11/1/29..............  EUR   158,000     204,553
            3.75% due 12/14/07.............        410,000     415,855
           Republic of Panama:
            9.63% due 2/8/11...............        125,000     142,188
            9.38% due 1/16/23..............        175,000     189,875

                                                                Market
                                                                Value
                                                  Par Value    (Note 2)

       ------------------------------------------------------------------
         Republic of Peru:
          9.88% due 2/6/15.....................   $    80,000 $    90,400
          9.13% due 2/21/12....................       185,000     203,500
          8.38% due 5/3/16.....................       180,000     182,250
          5.00% due 3/7/17(4)..................       150,150     136,261
         Republic of Philippines:
          9.00% due 2/15/13....................        80,000      82,400
          8.25% due 1/15/14....................       200,000     196,000
         Republic of Poland:
          5.75% due 6/24/08.................... PLN 1,050,000     269,718
         Republic of South Africa:
          6.50% due 6/2/14.....................       175,000     184,888
         Republic of Turkey:
          11.88% due 1/15/30...................       150,000     203,250
          11.75% due 6/15/10...................       390,000     479,700
          11.00% due 1/14/13...................       250,000     303,750
          9.50% due 1/15/14....................       100,000     112,500
          9.00% due 6/30/11....................       675,000     739,125
         Republic of Uruguay:
          7.50% due 3/15/15....................        50,000      41,500
         Republic of Venezuela:
          9.25% due 9/15/27....................       925,000     862,562
          2.75% due 12/18/07(3)................       250,000     245,000
         Russian Federation:
          8.25% due 3/31/10....................       975,000   1,065,187
          5.00% due 3/31/30(5).................     2,390,000   2,290,815
          3.00% due 5/14/08....................       870,000     785,175
         United Mexican States:
          9.88% due 2/1/10.....................       200,000     248,200
          8.38% due 1/14/11....................       350,000     411,950
          8.30% due 8/15/31....................       210,000     240,765
          8.13% due 12/30/19...................       285,000     327,750
          8.00% due 12/24/08................... MXN 6,480,000     540,332
          7.50% due 1/14/12....................       750,000     847,875
          6.63% due 3/3/15.....................       570,000     601,350
          6.38% due 1/16/13....................       295,000     309,750
          5.88% due 1/15/14....................       275,000     278,300
                                                              -----------
                                                               25,797,393
                                                              -----------
       Total Foreign Government Bonds
          (Cost $24,774,268)...................                25,793,273
                                                              -----------
       UNITED STATES GOVERNMENT BONDS -- 13.02%
       Government Agencies -- 8.43%
         Federal Home Loan Mtg. Corp.:
          7.00% due 6/1/29.....................        30,646      32,747
          6.50% due 7/1/29.....................        15,048      15,879
          6.00% due 1/1/30.....................        69,898      72,473
          6.00% due 2/1/32.....................       412,982     427,906
          5.00% due 5/1/34.....................       792,945     787,348
         Federal National Mtg. Assoc.:
          8.50% due 8/1/31.....................        39,866      43,355
          7.50% due 3/1/32.....................         9,228       9,903
          6.50% due 12/1/31....................       255,615     269,289
          6.50% due 4/1/34.....................       652,201     685,597
          6.00% due 2/1/32.....................       461,676     479,193
          6.00% due 5/1/34.....................       761,253     789,632
          5.50% due 7/1/19.....................       521,244     540,445
          5.50% due 1/1/29.....................       128,239     131,074
          5.50% due 5/1/29.....................        39,688      40,531
          5.50% due 6/1/34.....................     1,320,705   1,343,114
          5.00% due 6/1/19.....................       525,553     536,209
          4.50% due 6/1/19.....................       520,471     520,844
                                                              -----------
                                                                6,725,539
                                                              -----------
       Government Obligations -- 4.59%
         United States Treasury Bonds:
          9.38% due 2/15/06....................       320,000     353,013
          5.38% due 2/15/31....................       566,000     602,613

54   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2004


                                                  Par Value/   Market
                                                  Number of    Value
                                                    Shares    (Note 2)
       -----------------------------------------------------------------
       UNITED STATES GOVERNMENT BONDS (continued)
       Government Obligations (continued)
         United States Treasury Notes:
          7.00% due 7/15/06......................  $360,000  $   390,473
          6.50% due 10/15/06.....................   100,000      108,301
          5.88% due 11/15/04.....................   250,000      252,188
          4.75% due 5/15/14......................   542,000      568,825
          4.00% due 6/15/09......................   410,000      422,892
          2.50% due 5/31/06......................   205,000      205,705
          2.00% due 8/31/05......................   763,000      763,328
                                                             -----------
                                                               3,667,338
                                                             -----------
       Total United States Government Bonds
          (Cost $10,141,761).....................             10,392,877
                                                             -----------
       COMMON STOCK -- 1.67%
       Automotive -- 0.02%
         Exide Technologies+.....................       725       11,499
                                                             -----------
       Broadcasting -- 0.08%
         Cablevision Systems Corp., Class A+.....     3,497       64,764
                                                             -----------
       Commercial Services -- 0.05%
         NES Rentals Holdings, Inc.+.............     5,026       40,208
                                                             -----------
       Leisure & Tourism -- 0.32%
         John Q. Hammons Hotels, Inc., Class A+..     1,725       17,768
         MGM Mirage, Inc.+.......................     5,750      237,705
                                                             -----------
                                                                 255,473
                                                             -----------
       Real Estate Investment Trusts -- 0.14%
         Meristar Hospitality Corp.+.............    19,490      112,262
                                                             -----------
       Retail -- 0.00%
         MTS, Inc.(1)(10)........................     3,863            0
                                                             -----------
       Telecommunications -- 1.06%
         AirGate PCS, Inc........................     3,575       61,848
         AirGate PCS, Inc*(1)....................     8,811      152,430
         iPCS, Inc.+.............................    27,071      503,520
         Telewest Global, Inc.+..................    11,085      128,032
                                                             -----------
                                                                 845,830
                                                             -----------
       Total Common Stock
          (Cost $1,333,974)......................              1,330,036
                                                             -----------
       PREFERRED STOCK -- 0.31%
       Broadcasting -- 0.14%
         Paxson Communications Corp.:
          13.25%(6)..............................        14      116,200
                                                             -----------
       Commercial Services -- 0.04%
          Rent-Way, Inc.(1)(10)(12)..............         4       35,000
                                                             -----------
       Retail -- 0.07%
         General Nutrition Centers Holding Co.:
          12.00%*(1).............................        50       53,000
                                                             -----------
       Telecommunications -- 0.06%
         Alamosa Holdings, Inc.:
          7.50%..................................        77       45,473
                                                             -----------
       Total Preferred Stock
          (Cost $231,508)........................                249,673
                                                             -----------
       WARRANTS -- 0.01%
       Automotive -- 0.01%
         Exide Technologies
          Expires 5/5/11+........................     1,813        5,439
                                                             -----------
       Telecommunications -- 0.00%
         GT Group Telecom, Inc.
          Expires 2/1/10+*(1)....................        50            0
                                                             -----------
       Total Warrants
          (Cost $18,376).........................                  5,439
                                                             -----------
       Total Investment Securities
          (Cost $71,216,086).....................             73,020,124
                                                             -----------

                                                                           Market
                                                                           Value
                                                              Par Value   (Note 2)

------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.76%
Commercial Paper -- 3.76%
  UBS Finance, Inc.:
   1.57% due 9/1/04
   (Cost $3,000,000)........................................ $3,000,000  $ 3,000,000
                                                                         -----------
REPURCHASE AGREEMENT -- 2.67%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.42%, dated 8/31/04, to be repurchased
   9/1/04 in the amount of $2,127,084 and collateralized by
   Federal National Mtg. Assoc. Notes, bearing interest at
   6.63%, due 11/15/10 and having an approximate value of
   $2,192,278 (Cost $2,127,000).............................  2,127,000    2,127,000
                                                                         -----------
TOTAL INVESTMENTS
   (Cost $76,343,086)(9)....................................      97.94%  78,147,124
Other assets less liabilities...............................       2.06%   1,645,537
                                                             ----------  -----------
NET ASSETS --                                                       100% $79,792,661
                                                             ==========  ===========

--------
+  Non-income producing.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2004, the aggregate value of these securities was $5,816,261 representing 7.29% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Fair valued security (see Note 2).
(2)Bond in default.
(3)Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of August 31, 2004.
(4)Variable rate security -- the rate reflected is as of August 31, 2004; maturity date reflects next reset date.
(5)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(6)PIK ("Payment-in-Kind") bonds. Payments made with additional securities in lieu of cash.
(7)Company has filed Chapter 11 bankruptcy.
(8)Bond is in default and did not pay principal at maturity. Security is subject to litigation, the outcome of which is still to be determined.
(9)See Note 5 for cost of investments on a tax basis.
(10)Illiquid security
(11)Issuer did not file a registration statement within the stated period as required by the Registration Rights Agreement. Therefore, the issuer is required to pay penalty interest of $0.05 per week per $1,000 principal amount until the securities are registered. The penalty interest increases every 90 days by $0.05 per $1,000 principal amount until it reaches a cap of $0.50 per week per $1,000 principal amount.
(12)To the extent permitted by the Statement of Additional Information, the Strategic Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The restricted securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2004, the Strategic Bond Fund held the following restricted security:

                                                                   Value as a
                           Acquisition Shares/ Acquisition Market     % of
            Name              Date       Par      Cost     Value   Net Assets
            ----           ----------- ------- ----------- ------- ----------
  Rent-Way, Inc. Preferred
   Stock.................. 05/29/2003     4      $35,000   $35,000    0.04%

Currency Legend

AUDAustralian Dollar JPYJapanese Yen
CADCanadian Dollar   MXNMexico Peso
DKKDanish Krone      PLNPolish Zloty
EUREuro Dollar       SEKSwedish Krona
GBPBritish Pound

See Notes to Financial Statements

August 31, 2004            STATEMENTS OF ASSETS AND LIABILITIES              55


                                                          AGGRESSIVE                     CONSERVATIVE
                                                            GROWTH         CAPITAL          GROWTH
                                                          LIFESTYLE      APPRECIATION     LIFESTYLE       CORE BOND
                                                             FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value* (unaffiliated)........ $            -  $   42,281,472  $            -  $   71,152,347
Investment securities, at value* (affiliated)..........     33,545,560               -      30,671,645               -
Short-term securities*.................................              -               -               -               -
Repurchase agreements (cost equals market).............              -         231,000               -               -
Cash...................................................         18,090             117          23,748         130,308
Foreign cash*..........................................              -               -               -               -
Receivable for-
   Trust shares sold...................................         62,061          76,024          55,830         201,981
   Dividends and interest..............................              -          38,316               -         628,123
   Investments sold....................................         33,953               -          31,380       2,892,406
Prepaid expenses and other assets......................            724           2,433             692           3,297
Due from investment adviser for expense
 reimbursements/fee waivers............................          9,819          18,509           8,513          36,369
Variation margin on futures contracts..................              -               -               -               -
                                                        --------------  --------------  --------------  --------------
TOTAL ASSETS...........................................     33,670,207      42,647,871      30,791,808      75,044,831
                                                        --------------  --------------  --------------  --------------
LIABILITIES:
Payable for-
   Trust shares redeemed...............................         62,096           4,163          55,956          42,591
   Investments purchased...............................         33,918               -          31,254         545,012
   Investment advisory and management fees.............          2,809          20,027           2,603          29,976
   Shareholder services................................              -           9,103               -          14,988
   Administrative services.............................              -           2,549               -           4,197
   Trustees' fees and expenses.........................         34,785          35,654          36,780          70,933
   Transfer agent fees and expenses....................            267             535             267             534
   Other accrued expenses..............................         16,161          31,720          16,159          43,237
Due to custodian.......................................              -               -               -               -
Securities sold short, at value#.......................              -               -               -       2,884,250
                                                        --------------  --------------  --------------  --------------
TOTAL LIABILITIES......................................        150,036         103,751         143,019       3,635,718
                                                        --------------  --------------  --------------  --------------
NET ASSETS............................................. $   33,520,171  $   42,544,120  $   30,648,789  $   71,409,113
                                                        ==============  ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share........... $       36,828  $       54,623  $       31,304  $       71,378
Additional paid in capital.............................     35,863,257      58,428,406      30,961,212      70,607,479
Accumulated undistributed net investment income
 (loss)................................................         10,971         (33,328)         27,263          71,182
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short,
 foreign exchange transactions and capital gains
 distributions from underlying Funds...................     (3,907,719)    (15,204,402)       (447,601)         31,405
Unrealized appreciation (depreciation) on:
   Investments.........................................      1,516,834        (701,179)         76,611         626,169
   Futures contracts...................................              -               -               -               -
   Securities sold short...............................              -               -               -           1,500
   Foreign exchange transactions.......................              -               -               -               -
                                                        --------------  --------------  --------------  --------------
   NET ASSETS APPLICABLE TO SHARES
    OUTSTANDING........................................ $   33,520,171  $   42,544,120  $   30,648,789  $   71,409,113
                                                        ==============  ==============  ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)..............  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding.........................................      3,682,758       5,462,301       3,130,382       7,137,751
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE......................... $         9.10  $         7.79  $         9.79  $        10.00
                                                        ==============  ==============  ==============  ==============
--------
*Cost
   Investment securities (unaffiliated)................ $            -  $   42,982,651  $            -  $   70,526,178
                                                        ==============  ==============  ==============  ==============
   Investment securities (affiliated).................. $   32,028,726  $            -  $   30,595,034  $            -
                                                        ==============  ==============  ==============  ==============
   Short-term securities............................... $            -  $            -  $            -  $            -
                                                        ==============  ==============  ==============  ==============
   Foreign cash........................................ $            -  $            -  $            -  $            -
                                                        ==============  ==============  ==============  ==============
#Proceeds from securities sold short................... $            -  $            -  $            -  $    2,885,750
                                                        ==============  ==============  ==============  ==============

                                                                         INTERNATIONAL                     MID CAP
                                                          HIGH YIELD       GROWTH II      LARGE CAP        GROWTH
                                                          BOND FUND          FUND         VALUE FUND        FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value* (unaffiliated)........ $   47,141,938  $   40,765,541  $   69,313,098 $   41,416,015
Investment securities, at value* (affiliated)..........              -               -               -              -
Short-term securities*.................................              -               -         687,388              -
Repurchase agreements (cost equals market).............      5,196,000               -               -      3,720,000
Cash...................................................            946               -             971        271,261
Foreign cash*..........................................         24,657         470,151               -          1,152
Receivable for-
   Trust shares sold...................................        296,811          12,598         133,621         60,061
   Dividends and interest..............................      1,072,790         122,872         113,456         19,157
   Investments sold....................................         25,379         576,703       1,150,767        567,967
Prepaid expenses and other assets......................          3,136           2,860           2,717          2,806
Due from investment adviser for expense
 reimbursements/fee waivers............................         35,207          49,274          32,023         39,159
Variation margin on futures contracts..................              -               -               -              -
                                                        --------------  --------------  -------------- --------------
TOTAL ASSETS...........................................     53,796,864      41,999,999      71,434,041     46,097,578
                                                        --------------  --------------  -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed...............................          8,114          13,184         115,260         38,053
   Investments purchased...............................        114,528         552,803       1,352,685      1,494,834
   Investment advisory and management fees.............         30,544          31,110          29,026         29,892
   Shareholder services................................         10,909           8,642          14,513          9,341
   Administrative services.............................          3,054           2,420           4,064          2,616
   Trustees' fees and expenses.........................         40,110          44,703          49,155         42,547
   Transfer agent fees and expenses....................            532             445             446            445
   Other accrued expenses..............................         27,062          43,750          37,535         33,889
Due to custodian.......................................              -          75,571               -              -
Securities sold short, at value#.......................              -               -               -              -
                                                        --------------  --------------  -------------- --------------
TOTAL LIABILITIES......................................        234,853         772,628       1,602,684      1,651,617
                                                        --------------  --------------  -------------- --------------
NET ASSETS............................................. $   53,562,011  $   41,227,371  $   69,831,357 $   44,445,961
                                                        ==============  ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share........... $       64,698  $       39,802  $       57,348 $       74,871
Additional paid in capital.............................     51,930,101      42,406,009      62,868,320     52,765,566
Accumulated undistributed net investment income
 (loss)................................................        138,534          82,289          24,951        (39,266)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short,
 foreign exchange transactions and capital gains
 distributions from underlying Funds...................        973,332      (4,699,536)      2,421,685    (10,898,644)
Unrealized appreciation (depreciation) on:
   Investments.........................................        455,768       3,397,856       4,459,053      2,543,403
   Futures contracts...................................              -               -               -              -
   Securities sold short...............................              -               -               -              -
   Foreign exchange transactions.......................           (422)            951               -             31
                                                        --------------  --------------  -------------- --------------
   NET ASSETS APPLICABLE TO SHARES
    OUTSTANDING........................................ $   53,562,011  $   41,227,371  $   69,831,357 $   44,445,961
                                                        ==============  ==============  ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)..............  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding.........................................      6,469,837       3,980,210       5,734,796      7,487,116
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE......................... $         8.28  $        10.36  $        12.18 $         5.94
                                                        ==============  ==============  ============== ==============
--------
*Cost
   Investment securities (unaffiliated)................ $   46,686,170  $   37,367,685  $   64,854,045 $   38,872,612
                                                        ==============  ==============  ============== ==============
   Investment securities (affiliated).................. $            -  $            -  $            - $            -
                                                        ==============  ==============  ============== ==============
   Short-term securities............................... $            -  $            -  $      687,388 $            -
                                                        ==============  ==============  ============== ==============
   Foreign cash........................................ $       25,078  $      473,193  $            - $        1,124
                                                        ==============  ==============  ============== ==============
#Proceeds from securities sold short................... $            -  $            -  $            - $            -
                                                        ==============  ==============  ============== ==============

SEE NOTES TO FINANCIAL STATEMENTS

56       STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED        August 31, 2004


                                                                           MODERATE
                                                            MID CAP         GROWTH          MONEY         SMALL CAP
                                                             VALUE         LIFESTYLE      MARKET II        GROWTH
                                                             FUND            FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value* (unaffiliated)........ $  188,501,680  $            -  $            - $   37,621,137
Investment securities, at value* (affiliated)..........              -      56,276,555               -              -
Short-term securities*.................................              -               -      71,440,832      1,121,000
Repurchase agreements (cost equals market).............      4,148,000               -       1,294,000              -
Cash...................................................            202          32,622           2,765             94
Foreign cash*..........................................          6,099               -               -              -
Receivable for-
   Trust shares sold...................................        392,305          44,714         368,868        134,827
   Dividends and interest..............................        232,529               -          43,161          5,659
   Investments sold....................................      1,101,277          47,242               -         69,448
Prepaid expenses and other assets......................         21,881          13,995          14,521          2,609
Due from investment adviser for expense
 reimbursements/fee waivers............................        103,038          13,506               -         29,988
Variation margin on futures contracts..................              -               -               -              -
                                                        --------------  --------------  -------------- --------------
TOTAL ASSETS...........................................    194,507,011      56,428,634      73,164,147     38,984,762
                                                        --------------  --------------  -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed...............................         64,172           4,962          97,131         39,034
   Investments purchased...............................      1,450,797          86,994               -         77,884
   Investment advisory and management fees.............        118,466           4,682          15,383         27,497
   Shareholder services................................         40,120               -          15,393          8,087
   Administrative services.............................         11,234               -           4,308          2,264
   Trustees' fees and expenses.........................        143,300          63,798          81,373         42,304
   Transfer agent fees and expenses....................            534             267             178            534
   Other accrued expenses..............................         71,138          23,954          49,588         32,139
Due to custodian.......................................              -               -               -              -
Securities sold short, at value#.......................              -               -               -              -
                                                        --------------  --------------  -------------- --------------
TOTAL LIABILITIES......................................      1,899,761         184,657         263,354        229,743
                                                        --------------  --------------  -------------- --------------
NET ASSETS............................................. $  192,607,250  $   56,243,977  $   72,900,793 $   38,755,019
                                                        ==============  ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share........... $      119,022  $       53,794  $      729,008 $       38,003
Additional paid in capital.............................    160,466,141      57,189,789      72,171,785     46,843,712
Accumulated undistributed net investment income
 (loss)................................................         20,337          21,361               -        (38,970)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short,
 foreign exchange transactions and capital gains
 distributions from underlying Funds...................     18,175,543      (1,992,774)              -    (10,170,746)
Unrealized appreciation (depreciation) on:
   Investments.........................................     13,826,574         971,807               -      2,083,020
   Futures contracts...................................              -               -               -              -
   Securities sold short...............................              -               -               -              -
   Foreign exchange transactions.......................           (367)              -               -              -
                                                        --------------  --------------  -------------- --------------
   NET ASSETS APPLICABLE TO SHARES
    OUTSTANDING........................................ $  192,607,250  $   56,243,977  $   72,900,793 $   38,755,019
                                                        ==============  ==============  ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)..............  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding.........................................     11,902,231       5,379,427      72,900,793      3,800,281
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE......................... $        16.18  $        10.46  $         1.00 $        10.20
                                                        ==============  ==============  ============== ==============
--------
*Cost
   Investment securities (unaffiliated)................ $  174,675,106  $            -  $            - $   35,538,117
                                                        ==============  ==============  ============== ==============
   Investment securities (affiliated).................. $            -  $   55,304,748  $            - $            -
                                                        ==============  ==============  ============== ==============
   Short-term securities............................... $            -  $            -  $   71,440,832 $    1,121,000
                                                        ==============  ==============  ============== ==============
   Foreign cash........................................ $        6,076  $            -  $            - $            -
                                                        ==============  ==============  ============== ==============
#Proceeds from securities sold short................... $            -  $            -  $            - $            -
                                                        ==============  ==============  ============== ==============

                                                                           SOCIALLY
                                                          SMALL CAP       RESPONSIBLE     STRATEGIC
                                                          VALUE FUND         FUND         BOND FUND
------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value* (unaffiliated)........ $   66,977,641  $   30,137,397  $   73,020,124
Investment securities, at value* (affiliated)..........              -          80,430               -
Short-term securities*.................................              -       3,304,973       3,000,000
Repurchase agreements (cost equals market).............      4,389,000       2,263,000       2,127,000
Cash...................................................            516             362             401
Foreign cash*..........................................              -               -          27,801
Receivable for-
   Trust shares sold...................................        193,763       1,157,420         537,538
   Dividends and interest..............................         86,933          40,420       1,224,845
   Investments sold....................................        283,672         502,223          25,379
Prepaid expenses and other assets......................          3,287           1,648           1,850
Due from investment adviser for expense
 reimbursements/fee waivers............................         41,695          17,660          37,427
Variation margin on futures contracts..................              -           7,185               -
                                                        --------------  --------------  --------------
TOTAL ASSETS...........................................     71,976,507      37,512,718      80,002,365
                                                        --------------  --------------  --------------
LIABILITIES:
Payable for-
   Trust shares redeemed...............................         17,446           1,981           3,023
   Investments purchased...............................        424,272       4,612,340          69,789
   Investment advisory and management fees.............         42,156           6,172          39,345
   Shareholder services................................         14,585           6,172          16,393
   Administrative services.............................          4,084           1,728           4,590
   Trustees' fees and expenses.........................         60,902          14,449          50,025
   Transfer agent fees and expenses....................            445             178             356
   Other accrued expenses..............................         41,215          19,576          26,183
Due to custodian.......................................              -               -               -
Securities sold short, at value#.......................              -               -               -
                                                        --------------  --------------  --------------
TOTAL LIABILITIES......................................        605,105       4,662,596         209,704
                                                        --------------  --------------  --------------
NET ASSETS............................................. $   71,371,402  $   32,850,122  $   79,792,661
                                                        ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share........... $       52,173  $       32,054  $       74,838
Additional paid in capital.............................     58,888,501      34,574,962      76,115,673
Accumulated undistributed net investment income
 (loss)................................................        (16,640)         28,875         119,256
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short,
 foreign exchange transactions and capital gains
 distributions from underlying Funds...................      3,716,935      (1,242,487)      1,677,839
Unrealized appreciation (depreciation) on:
   Investments.........................................      8,730,433        (518,221)      1,804,038
   Futures contracts...................................              -         (25,061)              -
   Securities sold short...............................              -               -               -
   Foreign exchange transactions.......................              -               -           1,017
                                                        --------------  --------------  --------------
   NET ASSETS APPLICABLE TO SHARES
    OUTSTANDING........................................ $   71,371,402  $   32,850,122  $   79,792,661
                                                        ==============  ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)..............  1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding.........................................      5,217,295       3,205,431       7,483,841
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE......................... $        13.68  $        10.25  $        10.66
                                                        ==============  ==============  ==============
--------
*Cost
   Investment securities (unaffiliated)................ $   58,247,208  $   30,658,435  $   71,216,086
                                                        ==============  ==============  ==============
   Investment securities (affiliated).................. $            -  $       77,613  $            -
                                                        ==============  ==============  ==============
   Short-term securities............................... $            -  $    3,304,973  $    3,000,000
                                                        ==============  ==============  ==============
   Foreign cash........................................ $            -  $            -  $       27,762
                                                        ==============  ==============  ==============
#Proceeds from securities sold short................... $            -  $            -  $            -
                                                        ==============  ==============  ==============

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended August 31, 2004                  STATEMENTS OF OPERATIONS                    57

                                                                              AGGRESSIVE               CONSERVATIVE
                                                                                GROWTH      CAPITAL       GROWTH
                                                                              LIFESTYLE   APPRECIATION  LIFESTYLE    CORE BOND
                                                                                 FUND         FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends* (unaffiliated).................................................... $        -  $   214,205  $         -  $        -
Dividends* (affiliated)......................................................    332,656            -      974,069           -
Interest (unaffiliated)......................................................          -       17,619            -   2,896,664
                                                                              ----------  -----------  -----------  ----------
   Total investment income...................................................    332,656      231,824      974,069   2,896,664
                                                                              ----------  -----------  -----------  ----------
EXPENSES:
Investment advisory and management fees......................................     33,712      201,621       31,364     349,787
Administrative services......................................................          -       25,661            -      48,970
Shareholder service fees.....................................................          -       91,647            -     174,892
Transfer agent fees..........................................................      1,629        3,257        1,628       3,257
Registration fees............................................................         54           15          189         171
Custodian fees...............................................................     11,982       49,200       11,982      48,070
Reports to shareholders......................................................     18,758       19,747       17,700      38,876
Audit and tax fees...........................................................      8,752        8,005        8,719       9,601
Legal fees...................................................................      7,331        7,621        5,914       9,953
Trustees' fees...............................................................     30,779       28,128       33,140      60,830
Interest expense.............................................................          -            -            -           -
Interest expense on securities sold short....................................          -            -            -           -
Other expenses...............................................................      1,822        2,076        1,800       2,993
                                                                              ----------  -----------  -----------  ----------
   Total expenses before reimbursements and fees paid indirectly.............    114,819      436,978      112,436     747,400
                                                                              ----------  -----------  -----------  ----------
   Expenses waived/reimbursed by investment advisor..........................    (81,107)    (125,380)     (81,071)   (208,745)
   Fees paid indirectly (Note 7).............................................          -            -            -           -
                                                                              ----------  -----------  -----------  ----------
   Net expenses..............................................................     33,712      311,598       31,365     538,655
                                                                              ----------  -----------  -----------  ----------
Net investment income (loss).................................................    298,944      (79,774)     942,704   2,358,009
                                                                              ----------  -----------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated).....................          -    1,427,012            -     233,225
  Net realized gain (loss) on investments (affiliated).......................  3,255,339            -    2,733,742           -
  Net realized gain (loss) from capital gain distributions from
   underlying Funds (affiliated).............................................     19,818            -       93,193           -
  Net realized gain (loss) on securities sold short..........................          -            -            -           -
  Net realized gain (loss) on futures contracts..............................          -            -            -           -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities...............................................................          -            -            -           -
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3).........................................          -            -            -           -
                                                                              ----------  -----------  -----------  ----------
  Net realized gain (loss) on investments, capital gain distributions, short sales, futures contracts, disposal of investments in violation of investment restrictions and foreign exchange gain (loss) on other
   assets and liabilities....................................................  3,275,157    1,427,012    2,826,935     233,225
                                                                              ----------  -----------  -----------  ----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)................................................          -   (1,030,393)           -   1,189,297
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)..................................................   (692,940)           -   (1,566,074)          -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts...........................................          -            -            -           -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities....................................................          -            -            -           -
  Change in unrealized appreciation (depreciation) on securities
   sold short................................................................          -            -            -       1,500
                                                                              ----------  -----------  -----------  ----------
Net unrealized gain (loss) on investments, futures contracts, short sales and
 foreign gain (loss) on other assets and liabilities.........................   (692,940)  (1,030,393)  (1,566,074)  1,190,797
                                                                              ----------  -----------  -----------  ----------
Net realized and unrealized gain (loss) on investments, futures contracts, options contracts short sales, and foreign exchange
 gain (loss) on other assets and liabilities.................................  2,582,217      396,619    1,260,861   1,424,022
                                                                              ----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................................. $2,881,161  $   316,845  $ 2,203,565  $3,782,031
                                                                              ----------  -----------  -----------  ----------
*Net of foreign withholding taxes on interest and dividends of............... $        -  $       297  $         -  $      140
                                                                              ----------  -----------  -----------  ----------

                                                                                          INTERNATIONAL               MID CAP
                                                                              HIGH YIELD    GROWTH II   LARGE CAP     GROWTH
                                                                              BOND FUND       FUND      VALUE FUND     FUND
--------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends* (unaffiliated).................................................... $   36,534   $1,002,759   $1,187,691  $   207,714
Dividends* (affiliated)......................................................          -            -            -            -
Interest (unaffiliated)......................................................  4,879,789        7,459          697       11,051
                                                                              ----------   ----------   ----------  -----------
   Total investment income...................................................  4,916,323    1,010,218    1,188,388      218,765
                                                                              ----------   ----------   ----------  -----------
EXPENSES:
Investment advisory and management fees......................................    364,654      434,151      287,152      395,185
Administrative services......................................................     36,465       33,767       40,201       34,624
Shareholder service fees.....................................................    130,233      120,597      143,576      123,658
Transfer agent fees..........................................................      3,448        2,714        2,715        2,714
Registration fees............................................................        254           69           45           14
Custodian fees...............................................................     47,993       93,068       51,465       49,130
Reports to shareholders......................................................     28,691       31,224       30,487       28,247
Audit and tax fees...........................................................      8,373       17,048        8,679        8,555
Legal fees...................................................................      6,328        8,231        8,631        8,474
Trustees' fees...............................................................     44,051       39,195       44,926       38,583
Interest expense.............................................................        604            -            -            -
Interest expense on securities sold short....................................     10,616            -            -            -
Other expenses...............................................................      2,125        2,405        1,954        2,291
                                                                              ----------   ----------   ----------  -----------
   Total expenses before reimbursements and fees paid indirectly.............    683,835      782,469      619,831      691,475
                                                                              ----------   ----------   ----------  -----------
   Expenses waived/reimbursed by investment advisor..........................   (169,424)    (300,080)    (154,645)    (271,038)
   Fees paid indirectly (Note 7).............................................          -            -            -            -
                                                                              ----------   ----------   ----------  -----------
   Net expenses..............................................................    514,411      482,389      465,186      420,437
                                                                              ----------   ----------   ----------  -----------
Net investment income (loss).................................................  4,401,912      527,829      723,202     (201,672)
                                                                              ----------   ----------   ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated).....................  3,185,822    5,654,088    4,349,660    6,969,223
  Net realized gain (loss) on investments (affiliated).......................          -            -            -            -
  Net realized gain (loss) from capital gain distributions from
   underlying Funds (affiliated).............................................          -            -            -            -
  Net realized gain (loss) on securities sold short..........................    (26,410)           -            -            -
  Net realized gain (loss) on futures contracts..............................          -            -            -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities...............................................................       (388)      (2,528)           -       (4,924)
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3).........................................          -            -       48,565            -
                                                                              ----------   ----------   ----------  -----------
  Net realized gain (loss) on investments, capital gain distributions, short sales, futures contracts, disposal of investments in violation of investment restrictions and foreign exchange gain (loss) on other
   assets and liabilities....................................................  3,159,024    5,651,560    4,398,225    6,964,299
                                                                              ----------   ----------   ----------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)................................................   (102,774)     868,283    1,098,664   (4,628,558)
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)..................................................          -            -            -            -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts...........................................          -            -            -            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities....................................................       (422)       1,910            -          737
  Change in unrealized appreciation (depreciation) on securities
   sold short................................................................     14,375            -            -            -
                                                                              ----------   ----------   ----------  -----------
Net unrealized gain (loss) on investments, futures contracts, short sales and
 foreign gain (loss) on other assets and liabilities.........................    (88,821)     870,193    1,098,664   (4,627,821)
                                                                              ----------   ----------   ----------  -----------
Net realized and unrealized gain (loss) on investments, futures contracts, options contracts short sales, and foreign exchange
 gain (loss) on other assets and liabilities.................................  3,070,203    6,521,753    5,496,889    2,336,478
                                                                              ----------   ----------   ----------  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................................. $7,472,115   $7,049,582   $6,220,091  $ 2,134,806
                                                                              ----------   ----------   ----------  -----------
*Net of foreign withholding taxes on interest and dividends of............... $       79   $  124,417   $      260  $     3,168
                                                                              ----------   ----------   ----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS

58             STATEMENTS OF OPERATIONS - CONTINUED              For the Year Ended August 31, 2004


                                                                                                           MODERATE
                                                                                               MID CAP      GROWTH       MONEY
                                                                                                VALUE      LIFESTYLE   MARKET II
                                                                                                FUND         FUND        FUND
----------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends* (unaffiliated)................................................................... $ 1,962,006  $         -  $       -
Dividends* (affiliated).....................................................................           -    1,222,645          -
Interest (unaffiliated).....................................................................      38,164            -    818,418
                                                                                             -----------  -----------  ---------
   Total investment income..................................................................   2,000,170    1,222,645    818,418
                                                                                             -----------  -----------  ---------
EXPENSES:
Investment advisory and management fees.....................................................   1,302,586       55,179    178,737
Administrative services.....................................................................     123,353            -     50,047
Shareholder service fees....................................................................     440,547            -    178,737
Transfer agent fees.........................................................................       3,257        1,629      1,085
Registration fees...........................................................................           -          146          -
Custodian fees..............................................................................      69,147       11,982     48,085
Reports to shareholders.....................................................................      94,408       30,696     41,780
Audit and tax fees..........................................................................      16,409        9,798     10,312
Legal fees..................................................................................      15,514        8,692      9,969
Trustees' fees..............................................................................     131,380       55,961     53,185
Interest expense............................................................................           -            -          -
Interest expense on securities sold short...................................................           -            -          -
Other expenses..............................................................................       3,620        3,695      2,782
                                                                                             -----------  -----------  ---------
   Total expenses before reimbursements and fees paid indirectly............................   2,200,221      177,778    574,719
                                                                                             -----------  -----------  ---------
   Expenses waived/reimbursed by investment advisor.........................................    (349,923)    (122,600)  (179,081)
   Fees paid indirectly (Note 7)............................................................     (59,541)           -          -
                                                                                             -----------  -----------  ---------
   Net expenses.............................................................................   1,790,757       55,178    395,638
                                                                                             -----------  -----------  ---------
Net investment income (loss)................................................................     209,413    1,167,467    422,780
                                                                                             -----------  -----------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)....................................  22,168,785            -          -
  Net realized gain (loss) on investments (affiliated)......................................           -    5,848,184          -
  Net realized gain (loss) from capital gain distributions from
   underlying Funds (affiliated)............................................................           -       97,761          -
  Net realized gain (loss) on securities sold short.........................................           -            -          -
  Net realized gain (loss) on futures contracts.............................................           -            -          -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities..............................................................................       2,927            -          -
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3)........................................................           -            -          -
                                                                                             -----------  -----------  ---------
  Net realized gain (loss) on investments, capital gain distributions, short sales, futures contracts, disposal of investments in violation of investment restrictions and foreign
   exchange gain (loss) on other assets and liabilities.....................................  22,171,712    5,945,945          -
                                                                                             -----------  -----------  ---------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)...............................................................  (1,216,626)           -          -
  Change in unrealized appreciation (depreciation) on
   investments (affiliated).................................................................           -   (2,688,056)         -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts..........................................................           -            -          -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities...................................................................         228            -          -
  Change in unrealized appreciation (depreciation) on securities
   sold short...............................................................................           -            -          -
                                                                                             -----------  -----------  ---------
  Net unrealized gain (loss) on investments, futures contracts, short sales and foreign
   gain (loss) on other assets and liabilities..............................................  (1,216,398)  (2,688,056)         -
                                                                                             -----------  -----------  ---------
Net realized and unrealized gain (loss) on investments, futures contracts, options contracts short sales, and foreign exchange
 gain (loss) on other assets and liabilities................................................  20,955,314    3,257,889          -
                                                                                             -----------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................................................. $21,164,727  $ 4,425,356  $ 422,780
                                                                                             -----------  -----------  ---------
*Net of foreign withholding taxes on interest and dividends of.............................. $    29,131  $         -  $       -
                                                                                             -----------  -----------  ---------

                                                                                              SMALL CAP
                                                                                               GROWTH      SMALL CAP
                                                                                                FUND       VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends* (unaffiliated)................................................................... $   131,578  $   859,022
Dividends* (affiliated).....................................................................           -            -
Interest (unaffiliated).....................................................................      23,480       25,596
                                                                                             -----------  -----------
   Total investment income..................................................................     155,058      884,618
                                                                                             -----------  -----------
EXPENSES:
Investment advisory and management fees.....................................................     406,558      495,316
Administrative services.....................................................................      33,481       47,957
Shareholder service fees....................................................................     119,576      171,275
Transfer agent fees.........................................................................       3,257        2,714
Registration fees...........................................................................          17            -
Custodian fees..............................................................................      49,378       49,045
Reports to shareholders.....................................................................      28,434       38,021
Audit and tax fees..........................................................................       8,462        9,759
Legal fees..................................................................................       8,512        9,354
Trustees' fees..............................................................................      38,890       52,867
Interest expense............................................................................           -            -
Interest expense on securities sold short...................................................           -            -
Other expenses..............................................................................       3,150        2,859
                                                                                             -----------  -----------
   Total expenses before reimbursements and fees paid indirectly............................     699,715      879,167
                                                                                             -----------  -----------
   Expenses waived/reimbursed by investment advisor.........................................    (144,885)    (228,321)
   Fees paid indirectly (Note 7)............................................................           -            -
                                                                                             -----------  -----------
   Net expenses.............................................................................     554,830      650,846
                                                                                             -----------  -----------
Net investment income (loss)................................................................    (399,772)     233,772
                                                                                             -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)....................................   6,353,173    6,826,894
  Net realized gain (loss) on investments (affiliated)......................................           -            -
  Net realized gain (loss) from capital gain distributions from
   underlying Funds (affiliated)............................................................           -            -
  Net realized gain (loss) on securities sold short.........................................           -            -
  Net realized gain (loss) on futures contracts.............................................           -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities..............................................................................          15            -
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3)........................................................           -            -
                                                                                             -----------  -----------
  Net realized gain (loss) on investments, capital gain distributions, short sales, futures contracts, disposal of investments in violation of investment restrictions and foreign
   exchange gain (loss) on other assets and liabilities.....................................   6,353,188    6,826,894
                                                                                             -----------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)...............................................................  (2,921,965)   3,541,324
  Change in unrealized appreciation (depreciation) on
   investments (affiliated).................................................................           -            -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts..........................................................           -            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities...................................................................           -            -
  Change in unrealized appreciation (depreciation) on securities
   sold short...............................................................................           -            -
                                                                                             -----------  -----------
  Net unrealized gain (loss) on investments, futures contracts, short sales and foreign
   gain (loss) on other assets and liabilities..............................................  (2,921,965)   3,541,324
                                                                                             -----------  -----------
Net realized and unrealized gain (loss) on investments, futures contracts, options contracts short sales, and foreign exchange
 gain (loss) on other assets and liabilities................................................   3,431,223   10,368,218
                                                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS................................................................................. $ 3,031,451  $10,601,990
                                                                                             -----------  -----------
*Net of foreign withholding taxes on interest and dividends of.............................. $       747  $         -
                                                                                             -----------  -----------

                                                                                              SOCIALLY
                                                                                             RESPONSIBLE  STRATEGIC
                                                                                                FUND      BOND FUND
--------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends* (unaffiliated)...................................................................  $ 311,444  $    7,086
Dividends* (affiliated).....................................................................        308           -
Interest (unaffiliated).....................................................................     27,686   4,189,180
                                                                                              ---------  ----------
   Total investment income..................................................................    339,438   4,196,266
                                                                                              ---------  ----------
EXPENSES:
Investment advisory and management fees.....................................................     57,715     392,338
Administrative services.....................................................................     16,160      45,773
Shareholder service fees....................................................................     57,715     163,474
Transfer agent fees.........................................................................      1,085       2,375
Registration fees...........................................................................          -         349
Custodian fees..............................................................................     49,107      87,554
Reports to shareholders.....................................................................      9,439      33,428
Audit and tax fees..........................................................................      6,901       8,536
Legal fees..................................................................................      6,106       8,856
Trustees' fees..............................................................................     14,097      50,346
Interest expense............................................................................        478           -
Interest expense on securities sold short...................................................          -           -
Other expenses..............................................................................      1,982       4,310
                                                                                              ---------  ----------
   Total expenses before reimbursements and fees paid indirectly............................    220,785     797,339
                                                                                              ---------  ----------
   Expenses waived/reimbursed by investment advisor.........................................    (91,504)   (220,857)
   Fees paid indirectly (Note 7)............................................................          -           -
                                                                                              ---------  ----------
   Net expenses.............................................................................    129,281     576,482
                                                                                              ---------  ----------
Net investment income (loss)................................................................    210,157   3,619,784
                                                                                              ---------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)....................................    699,739   1,938,108
  Net realized gain (loss) on investments (affiliated)......................................          -           -
  Net realized gain (loss) from capital gain distributions from
   underlying Funds (affiliated)............................................................          -           -
  Net realized gain (loss) on securities sold short.........................................          -           -
  Net realized gain (loss) on futures contracts.............................................    245,114           -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities..............................................................................          -     (51,488)
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3)........................................................      1,402           -
                                                                                              ---------  ----------
  Net realized gain (loss) on investments, capital gain distributions, short sales, futures contracts, disposal of investments in violation of investment restrictions and foreign
   exchange gain (loss) on other assets and liabilities.....................................    946,255   1,886,620
                                                                                              ---------  ----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)...............................................................   (338,033)    338,547
  Change in unrealized appreciation (depreciation) on
   investments (affiliated).................................................................     13,175           -
  Change in unrealized appreciation (depreciation) on futures
   contracts and options contracts..........................................................    (31,592)          -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities...................................................................          -       4,488
  Change in unrealized appreciation (depreciation) on securities
   sold short...............................................................................          -           -
                                                                                              ---------  ----------
  Net unrealized gain (loss) on investments, futures contracts, short sales and foreign
   gain (loss) on other assets and liabilities..............................................   (356,450)    343,035
                                                                                              ---------  ----------
Net realized and unrealized gain (loss) on investments, futures contracts, options contracts short sales, and foreign exchange
 gain (loss) on other assets and liabilities................................................    589,805   2,229,655
                                                                                              ---------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................................................  $ 799,962  $5,849,439
                                                                                              ---------  ----------
*Net of foreign withholding taxes on interest and dividends of..............................  $       -  $      896
                                                                                              ---------  ----------

SEE NOTES TO FINANCIAL STATEMENTS

                     STATEMENTS OF CHANGES IN NET ASSETS              59


                                                                                 AGGRESSIVE GROWTH              CAPITAL
                                                                                  LIFESTYLE FUND           APPRECIATION FUND
                                                                             ------------------------  ------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                              August 31,   August 31,   August 31,   August 31,
                                                                                 2004         2003         2004         2003
                                                                             -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $   298,944  $   208,115  $   (79,774) $    (7,836)
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   3,275,157   (2,368,674)   1,427,012   (4,904,594)
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................    (692,940)   5,507,178   (1,030,393)   9,206,092
                                                                             -----------  -----------  -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   2,881,161    3,346,619      316,845    4,293,662
                                                                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................    (295,103)    (210,024)           -      (15,000)
Net realized gain on securities.............................................           -            -            -            -
                                                                             -----------  -----------  -----------  -----------
  Decrease in net assets resulting from distributions to shareholders.......    (295,103)    (210,024)           -      (15,000)
                                                                             -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................   2,306,928    4,968,535    7,074,828    3,467,520
                                                                             -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................   4,892,986    8,105,130    7,391,673    7,746,182
NET ASSETS:
Beginning of period.........................................................  28,627,185   20,522,055   35,152,447   27,406,265
                                                                             -----------  -----------  -----------  -----------
End of period+.............................................................. $33,520,171  $28,627,185  $42,544,120  $35,152,447
                                                                             ===========  ===========  ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $    10,971  $     7,130  $   (33,328) $         -
                                                                             ===========  ===========  ===========  ===========

                                                                                CONSERVATIVE GROWTH
                                                                                  LIFESTYLE FUND            CORE BOND FUND
                                                                             ------------------------  ------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                              August 31,   August 31,   August 31,   August 31,
                                                                                 2004         2003         2004         2003
                                                                             -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $   942,704  $   553,199  $ 2,358,009  $ 1,663,015
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   2,826,935   (1,018,023)     233,225    2,080,193
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................  (1,566,074)   2,717,921    1,190,797   (1,882,030)
                                                                             -----------  -----------  -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   2,203,565    2,253,097    3,782,031    1,861,178
                                                                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................    (926,203)    (555,753)  (2,485,003)  (1,772,964)
Net realized gain on securities.............................................           -            -   (1,555,224)           -
                                                                             -----------  -----------  -----------  -----------
  Decrease in net assets resulting from distributions to shareholders.......    (926,203)    (555,753)  (4,040,227)  (1,772,964)
                                                                             -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................   1,719,210    5,113,619    8,148,374   20,862,966
                                                                             -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................   2,996,572    6,810,963    7,890,178   20,951,180
NET ASSETS:
Beginning of period.........................................................  27,652,217   20,841,254   63,518,935   42,567,755
                                                                             -----------  -----------  -----------  -----------
End of period+.............................................................. $30,648,789  $27,652,217  $71,409,113  $63,518,935
                                                                             ===========  ===========  ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $    27,263  $    10,762  $    71,182  $    79,281
                                                                             ===========  ===========  ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS

       60        STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

                                                                                                             INTERNATIONAL
                                                                               HIGH YIELD BOND FUND         GROWTH II FUND
                                                                             ------------------------  ------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                              August 31,   August 31,   August 31,   August 31,
                                                                                 2004         2003         2004         2003
                                                                             -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $ 4,401,912  $ 2,760,284  $   527,829  $   451,193
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   3,159,024      763,989    5,651,560   (3,740,132)
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................     (88,821)   2,601,782      870,193    6,170,418
                                                                             -----------  -----------  -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   7,472,115    6,126,055    7,049,582    2,881,479
                                                                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................  (4,350,004)  (2,710,856)    (507,002)    (469,933)
Net realized gain on securities.............................................           -            -            -            -
                                                                             -----------  -----------  -----------  -----------
  Decrease in net assets resulting from distributions to shareholders.......  (4,350,004)  (2,710,856)    (507,002)    (469,933)
                                                                             -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................   8,453,886   19,544,542   (7,521,516)   9,680,391
                                                                             -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................  11,575,997   22,959,741     (978,936)  12,091,937
NET ASSETS:
Beginning of period.........................................................  41,986,014   19,026,273   42,206,307   30,114,370
                                                                             -----------  -----------  -----------  -----------
End of period+.............................................................. $53,562,011  $41,986,014  $41,227,371  $42,206,307
                                                                             ===========  ===========  ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $   138,534  $    97,022  $    82,289  $    45,000
                                                                             ===========  ===========  ===========  ===========

                                                                               LARGE CAP VALUE FUND       MID CAP GROWTH FUND
                                                                             ------------------------  ------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                              August 31,   August 31,   August 31,   August 31,
                                                                                 2004         2003         2004         2003
                                                                             -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $   723,202  $   441,273  $  (201,672) $  (129,380)
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   4,398,225   (1,040,758)   6,964,299   (2,669,190)
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................   1,098,664    4,323,877   (4,627,821)  11,663,341
                                                                             -----------  -----------  -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   6,220,091    3,724,392    2,134,806    8,864,771
                                                                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................    (724,004)    (420,981)           -            -
Net realized gain on securities.............................................           -            -            -            -
                                                                             -----------  -----------  -----------  -----------
  Decrease in net assets resulting from distributions to shareholders.......    (724,004)    (420,981)           -            -
                                                                             -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................  19,452,224   13,549,441   (1,473,866)   9,393,496
                                                                             -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................  24,948,311   16,852,852      660,940   18,258,267
NET ASSETS:
Beginning of period.........................................................  44,883,046   28,030,194   43,785,021   25,526,754
                                                                             -----------  -----------  -----------  -----------
End of period+.............................................................. $69,831,357  $44,883,046  $44,445,961  $43,785,021
                                                                             ===========  ===========  ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $    24,951  $    25,753  $   (39,266) $    (4,433)
                                                                             ===========  ===========  ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS

               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED        61


                                                                                    MID CAP VALUE
                                                                                        FUND
                                                                             --------------------------
                                                                               For the       For the
                                                                              Year Ended    Year Ended
                                                                              August 31,    August 31,
                                                                                 2004          2003
                                                                             ------------  ------------
OPERATIONS:
Net investment income (loss)................................................ $    209,413  $    145,745
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   22,171,712    (1,393,330)
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................   (1,216,398)   23,565,137
                                                                             ------------  ------------
  Increase (decrease) in net assets resulting from operations...............   21,164,727    22,317,552
                                                                             ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................     (190,001)     (233,002)
Net realized gain on securities.............................................            -             -
                                                                             ------------  ------------
  Decrease in net assets resulting from distributions to
   shareholders.............................................................     (190,001)     (233,002)
                                                                             ------------  ------------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................   36,442,943    19,860,237
                                                                             ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................   57,417,669    41,944,787
NET ASSETS:
Beginning of period.........................................................  135,189,581    93,244,794
                                                                             ------------  ------------
End of period+.............................................................. $192,607,250  $135,189,581
                                                                             ============  ============
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $     20,337  $     (2,003)
                                                                             ============  ============

                                                                                  MODERATE GROWTH                MONEY
                                                                                  LIFESTYLE FUND            MARKET II FUND
                                                                             ------------------------  ------------------------
                                                                               For the      For the      For the      For the
                                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                              August 31,   August 31,   August 31,   August 31,
                                                                                 2004         2003         2004         2003
                                                                             -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $ 1,167,467  $   755,812  $   422,780  $   643,672
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   5,945,945   (2,774,285)           -            -
Change in net unrealized appreciation (depreciation) on investments, futures
 contracts, securities sold short and foreign currencies....................  (2,688,056)   6,801,970            -            -
                                                                             -----------  -----------  -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   4,425,356    4,783,497      422,780      643,672
                                                                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................  (1,158,503)    (761,188)    (422,780)    (643,672)
Net realized gain on securities.............................................           -            -            -            -
                                                                             -----------  -----------  -----------  -----------
  Decrease in net assets resulting from distributions to
   shareholders.............................................................  (1,158,503)    (761,188)    (422,780)    (643,672)
                                                                             -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................   5,285,574    7,922,219   (6,897,510)   8,928,510
                                                                             -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................   8,552,427   11,944,528   (6,897,510)   8,928,510
NET ASSETS:
Beginning of period.........................................................  47,691,550   35,747,022   79,798,303   70,869,793
                                                                             -----------  -----------  -----------  -----------
End of period+.............................................................. $56,243,977  $47,691,550  $72,900,793  $79,798,303
                                                                             ===========  ===========  ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $    21,361  $    12,397  $         -  $         -
                                                                             ===========  ===========  ===========  ===========

                                                                               SMALL CAP GROWTH FUND
                                                                             ------------------------
                                                                               For the      For the
                                                                              Year Ended   Year Ended
                                                                              August 31,   August 31,
                                                                                 2004         2003
                                                                             -----------  -----------
OPERATIONS:
Net investment income (loss)................................................ $  (399,772) $  (200,295)
Net realized gain (loss) on investments, futures contracts, securities sold short, foreign currencies and capital gain distributions from underlying
 funds......................................................................   6,353,188   (4,265,433)
Change in net unrealized appreciation (depreciation) on investments, futures contracts, securities sold short and foreign currencies....................  (2,921,965)  14,419,025
                                                                             -----------  -----------
  Increase (decrease) in net assets resulting from operations...............   3,031,451    9,953,297
                                                                             -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................................           -            -
Net realized gain on securities.............................................           -            -
                                                                             -----------  -----------
  Decrease in net assets resulting from distributions to
   shareholders.............................................................           -            -
                                                                             -----------  -----------
Net increase (decrease) in net assets resulting from trust share
 transactions (Note 6)......................................................  (8,566,822)   9,265,092
                                                                             -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................  (5,535,371)  19,218,389
NET ASSETS:
Beginning of period.........................................................  44,290,390   25,072,001
                                                                             -----------  -----------
End of period+.............................................................. $38,755,019  $44,290,390
                                                                             ===========  ===========
+ Includes undistributed net investment income (loss) included in net assets
 at the end of the period................................................... $   (38,970) $         -
                                                                             ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS

       62        STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                           SOCIALLY RESPONSIBLE
                                 SMALL CAP VALUE FUND              FUND               STRATEGIC BOND FUND
                               ------------------------  ------------------------  ------------------------
                                 For the      For the      For the      For the      For the      For the
                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                August 31,   August 31,   August 31,   August 31,   August 31,   August 31,
                                   2004         2003         2004         2003         2004         2003
                               -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
Net investment income (loss).. $   233,772  $   327,040  $   210,157  $   116,238  $ 3,619,784  $ 2,291,133
Net realized gain (loss) on
 investments, futures
 contracts, securities sold
 short, foreign currencies
 and capital gain
 distributions from
 underlying funds.............   6,826,894   (2,490,647)     946,255   (1,348,556)   1,886,620    1,214,983
Change in net unrealized
 appreciation (depreciation)
 on investments, futures
 contracts, securities sold
 short and foreign currencies.   3,541,324   11,481,647     (356,450)   2,590,022      343,035    1,772,085
                               -----------  -----------  -----------  -----------  -----------  -----------
 Increase (decrease) in net
   assets resulting from
   operations.................  10,601,990    9,318,040      799,962    1,357,704    5,849,439    5,278,201
                               -----------  -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income.........    (272,003)    (395,002)    (211,004)     (89,502)  (3,603,003)  (2,219,077)
Net realized gain on
 securities...................           -     (718,060)           -            -     (538,087)           -
                               -----------  -----------  -----------  -----------  -----------  -----------
 Decrease in net assets
   resulting from
   distributions
   to shareholders............    (272,003)  (1,113,062)    (211,004)     (89,502)  (4,141,090)  (2,219,077)
                               -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
 net assets resulting from
 trust share transactions
 (Note 6).....................   2,118,576    5,593,467   19,880,764    1,104,491   32,519,260   16,338,469
                               -----------  -----------  -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS...................  12,448,563   13,798,445   20,469,722    2,372,693   34,227,609   19,397,593
NET ASSETS:
Beginning of period...........  58,922,839   45,124,394   12,380,400   10,007,707   45,565,052   26,167,459
                               -----------  -----------  -----------  -----------  -----------  -----------
End of period+................ $71,371,402  $58,922,839  $32,850,122  $12,380,400  $79,792,661  $45,565,052
                               ===========  ===========  ===========  ===========  ===========  ===========
+ Includes undistributed net
 investment income (loss)
 included in net assets
 at the end of the period..... $   (16,640) $    21,591  $    28,875  $    30,345  $   119,256  $   191,771
                               ===========  ===========  ===========  ===========  ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS

                        NOTES TO FINANCIAL STATEMENTS                 63

Note 1 -- Organization

 VALIC Company II ("VC II") was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company ("VALIC") and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. On August 26, 1998, VALIC contributed $100,000 to VC II as its initial funding. On September 21, 1998, VALIC Separate Account A, invested an additional $74,900,000, and VC II commenced operations. VC II consists of the following 15 separate investment portfolios or "Funds", each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest:

Aggressive Growth Lifestyle Fund*   Mid Cap Value Fund
Capital Appreciation Fund           Moderate Growth Lifestyle Fund*
Conservative Growth Lifestyle Fund* Money Market II Fund
Core Bond Fund                      Small Cap Growth Fund
High Yield Bond Fund                Small Cap Value Fund
International Growth II Fund        Socially Responsible Fund
Large Cap Value Fund                Strategic Bond Fund
Mid Cap Growth Fund
--------
*The Lifestyle Funds represent "Funds of Funds" which invest in either the VALIC Company I ("VC I") or VALIC Company II Mutual Funds.

 Indemnifications. Under VC II's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to VC II. In addition, in the normal course of business VC II enters into contracts that contain a variety of representations and warranties which provide general indemnifications. VC II's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against VC II that have not yet occurred. However, VC II expects the risk of loss to be remote.

Note 2 -- Significant Accounting Policies

 The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

A. Security Valuations

 Securities listed or traded on a national exchange are valued daily at their last reported sale price as of the close of the customary trading session on the exchange where the security is principally traded. Securities listed on the NASDAQ stock market are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP is the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities are valued based upon the last reported bid price.

 Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures traded on commodity exchanges are valued as of the close of such exchange. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from third party pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

 Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a third party pricing service.

 As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

 Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short-term security with a remaining maturity of 60 days or less, and all investments of the Money Market II Fund, are valued by the amortized cost method which approximates fair market value.

 Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. Securities of the Lifestyle Funds are valued at the net asset value (market value) of the underlying VC I and VC II Funds.

B. Futures and Forward Currency Contracts

 Futures Contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin'' requirements of the exchange on which the futures contract is traded. The Fund's activities in futures contracts are used primarily for hedging purposes and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that do not result in counter-party credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between

       64           NOTES TO FINANCIAL STATEMENTS - CONTINUED

movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin'' and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts ("forward contracts'') to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. On the settlement date, the Fund records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. VC II bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

 The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward foreign currency positions with underlying portfolio securities, the custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of a Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

C. Repurchase Agreements

 The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S.Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 At August 31, 2004, Money Market II Fund held 0.14% undivided interest, representing $294,000 in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. which is dated August 31, 2004, bears interest at a rate of 1.49% per annum, has a principal amount of $217,124,000 a repurchase price of $217,132,987 and matures September 1, 2004. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal      Market
        Type of Collateral    Rate     Date     Amount        Value
        ---------------------------------------------------------------
        U.S. Treasury Notes   6.75%  05/15/05 $ 19,370,000 $ 20,404,435
        U.S. Treasury Notes   5.88%  11/15/05   19,225,000   20,402,531
        U.S. Treasury Notes   5.00%  02/15/11   19,000,000   20,401,250
        U.S. Treasury Notes   4.63%  05/15/06   16,615,000   17,466,519
        U.S. Treasury Bills   1.77%  02/24/05  144,095,000  142,834,169

 In addition, at August 31, 2004, Money Market II Fund held 0.40% undivided interest, representing $1,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, LLC which is dated August 31, 2004, bears interest at a rate of 1.54% per annum, has a principal amount of $250,000,000, a repurchase price of $250,010,694 and matures September 1, 2004. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal      Market
        Type of Collateral    Rate     Date     Amount        Value
        ---------------------------------------------------------------
        U.S. Treasury Bonds   7.63%  11/15/22 $ 66,661,000 $ 89,575,719
        U.S. Treasury Bonds   7.25%  05/15/16  130,000,000  165,425,000

D. Mortgage-Backed Dollar Rolls

 During the period ended August 31, 2004, the Core Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Fund's policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Core Bond Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.

 Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. Foreign Currency Translation

 The books and records of VC II are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

 VC II does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, VC II does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           65


 Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions; the difference between the amounts of interest, dividends and foreign withholding taxes recorded on VC II's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

F. Short Sales

 All Funds, except for the Money Market II Fund and the three Lifestyle Funds, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of that security. The High Yield Bond Fund may also engage in "naked" short sales. To complete such transactions, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

G. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

 Security transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as VC II is informed after the ex-dividend date. Interest income is accrued daily except when collection is not expected. For financial statement purposes, VC II amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Common expenses incurred by VC II are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Lifestyle Funds, the expenses included in the accompanying financial statements reflect the expenses of the Lifestyle Funds and do not include any expenses associated with the underlying Funds.

 Dividends from net investment income, if any, are declared and paid quarterly, except for the Money Market II Fund, which declares daily. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax'' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss) and net assets are not affected by these reclassifications.

 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required.

Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser to VC II. Certain officers and trustees of VC II are officers and directors of VALIC or affiliates of VALIC. VALIC entered into sub-advisory agreements with the following:

     AIG Global Investment Corp.--sub-adviser for the Socially Responsible
        Fund, High Yield Bond Fund, Strategic Bond Fund, Core Bond Fund, Aggressive, Moderate and Conservative Growth Lifestyle Funds.
     AIG SunAmerica Asset Management Corp. ("SAAMCo")--sub-adviser for the
        Money Market II Fund.
     Banc One Investment Advisors Corp.--sub-adviser for Small Cap Value Fund. Credit Suisse Asset Management, LLC--sub-adviser for the Capital
        Appreciation Fund.
     Franklin Advisers, Inc.--sub-adviser for the Small Cap Growth Fund. INVESCO Institutional (N.A.), Inc.--sub-adviser for the Mid Cap Growth
        Fund.
     Putnam Investment Management, LLC--sub-adviser for the International
        Growth II Fund.
     SSgA Funds Management, Inc.--sub-adviser for the Large Cap Value Fund. Wellington Management Co. LLP--sub-adviser for the Mid Cap Value Fund.

The sub-advisers are compensated for their services by VALIC.

       66           NOTES TO FINANCIAL STATEMENTS - CONTINUED


 VALIC receives from VC II a monthly fee based on each Fund's average daily net asset value at the following annual rates:

    Aggressive Growth Lifestyle Fund   0.10%
    ------------------------------------------------------------------------
    Capital Appreciation Fund          0.55%
    ------------------------------------------------------------------------
    Conservative Growth Lifestyle Fund 0.10%
    ------------------------------------------------------------------------
    Core Bond Fund                     0.50% on the first $200 million
                                       0.45% on the next $300 million
                                       0.40% on assets over $500 million
    ------------------------------------------------------------------------
    High Yield Bond Fund               0.70% on the first $200 million
                                       0.60% on the next $300 million
                                       0.55% on assets over $500 million
    ------------------------------------------------------------------------
    International Growth II Fund       0.90% on the first $100 million
                                       0.80% on assets over $100 million
    ------------------------------------------------------------------------
    Large Cap Value Fund               0.50%
    ------------------------------------------------------------------------
    Mid Cap Growth Fund                0.80% on the first $50 million
                                       0.75% on the next $50 million
                                       0.70% on the next $150 million
                                       0.65% on the next $250 million
                                       0.60% on assets over $500 million
    ------------------------------------------------------------------------
    Mid Cap Value Fund                 0.75% on the first $100 million
                                       0.725% on the next $150 million
                                       0.70% on the next $250 million
                                       0.675% on the next $250 million
                                       0.65% on the assets over $750 million
    ------------------------------------------------------------------------
    Moderate Growth Lifestyle Fund     0.10%
    ------------------------------------------------------------------------
    Money Market II Fund               0.25%
    ------------------------------------------------------------------------
    Small Cap Growth Fund              0.85%
    ------------------------------------------------------------------------
    Small Cap Value Fund               0.75% on the first $50 million
                                       0.65% on the assets over $50 million
    ------------------------------------------------------------------------
    Socially Responsible Fund          0.25%
    ------------------------------------------------------------------------
    Strategic Bond Fund                0.60% on the first $200 million
                                       0.50% on the next $300 million
                                       0.45% on assets over $500 million

 VALIC has agreed to waive a portion of its management fee or to reimburse certain expenses of the Funds listed below through 12/31/04. The table below reflects total annual operating expenses by Fund, as limited by the Adviser, shown as a percentage of average net assets:

                                                   Maximum
                                                   Expense
                    Fund                          Limitation
                    ----------------------------------------
                    Aggressive Growth Lifestyle..    0.10%
                    Capital Appreciation.........    0.85%
                    Conservative Growth Lifestyle    0.10%
                    Core Bond....................    0.77%
                    High Yield Bond..............    0.99%
                    International Growth II......    1.00%
                    Large Cap Value..............    0.81%
                    Mid Cap Growth...............    0.85%
                    Mid Cap Value................    1.05%
                    Moderate Growth Lifestyle....    0.10%
                    Money Market II..............    0.56%
                    Small Cap Growth.............    1.16%
                    Small Cap Value..............    0.95%
                    Socially Responsible.........    0.56%
                    Strategic Bond...............    0.89%

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           67


 Effective October 1, 2001, VC II entered into an Administrative Services Agreement with SAAMCo. SAAMCo receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.07% based on the average daily net asset value of the Fund. Under the agreement, SAAMCo will provide certain accounting and administrative services to VC II. During the period ended August 31, 2004, VC II accrued $536,459 for accounting and administrative services.

 Effective October 17, 2000, VC II entered into an Amended and Restated Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between VC II and their "Institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the period ended August 31, 2004, VC II accrued $36,764 in transfer agency and shareholder services fees.

 On July 17, 2001, VC II entered into a Shareholder Services Agreement with VALIC, which replaced an Administrative Services Agreement between VC II and VALIC dated August 26, 1998. Under the agreement, VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the Fund. For the period ended August 31, 2004, VC II accrued $1,915,927 in shareholder service expenses.

 On January 23, 2001, the Board of Trustees ratified a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, trustees may elect to defer all or portion of their compensation. Amounts deferred may be invested in up to six different affiliated mutual funds that are specified in the plan as selected by the trustees. For the period ended August 31, 2004, VC II has deferred $5,724 of trustee compensation.

 On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC II is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each trustee's years of service. At the end of the period, VC II had a retirement plan liability to its independent trustees totaling $743,437 which is included in the payable for Trustees' fees and expenses line of the Statement of Assets and Liabilities and for the period ended August 31, 2004, expensed $442,653 for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations. During the period, a total of $5,649 was paid to retired trustees.

 At August 31, 2004, VALIC Separate Account A (a registered separate account of VALIC), VALIC Separate Account C (a non-registered separate account of VALIC) and A.G. Separate Account A (a registered separate account of AIG Annuity Insurance Co.) owned, directly or indirectly, 100% of the outstanding shares of all Funds. The ownership breakdown is as follows:

                                           VALIC    VALIC     A.G.
                                          Separate Separate Separate
                                          Account  Account  Account
            Fund                             A        C        A
            ----------------------------- -------- -------- --------
            Aggressive Growth Lifestyle..   97.32%   2.68%      --
            Capital Appreciation.........   96.77%   3.23%      --
            Conservative Growth Lifestyle   89.70%  10.30%      --
            Core Bond....................   97.12%   2.88%      --
            High Yield Bond..............   98.81%     --     1.19%
            International Growth II......  100.00%     --       --
            Large Cap Value..............  100.00%     --       --
            Mid Cap Growth...............  100.00%     --       --
            Mid Cap Value................   98.52%     --     1.48%
            Moderate Growth Lifestyle....   95.66%   4.34%      --
            Money Market II..............  100.00%     --       --
            Small Cap Growth.............   96.39%   3.61%      --
            Small Cap Value..............  100.00%     --       --
            Socially Responsible.........  100.00%     --       --
            Strategic Bond...............   94.47%   3.64%    1.89%

 As disclosed in the schedule of investments, certain Funds own securities issued by AIG or an affiliate thereof. As of August 31, 2004, the following Funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:


                                                                            Market Value   Cost of      Cost of    Realized
Fund                                       Security                Income    at 8/31/03   Purchases      Sales    Gain/(Loss)
----------------------------- ---------------------------------- ---------- ------------ -----------  ----------- -----------
Aggressive Growth Lifestyle.. Various VC II Funds*               $  332,656 $28,619,705  $26,025,025+ $23,661,569 $3,255,339
Conservative Growth Lifestyle Various VC II Funds*                  974,069  27,644,528   22,855,354+  20,995,905  2,733,742
Moderate Growth Lifestyle.... Various VC II Funds*                1,222,645  47,670,366   47,209,979+  41,763,918  5,848,184
Socially Responsible......... American International Group, Inc.        308      67,254       14,240       15,641      1,402

                               Change in
                              Unrealized   Market Value
Fund                          Gain/(Loss)  at 08/31/04
----------------------------- -----------  ------------
Aggressive Growth Lifestyle.. $  (692,940) $33,545,560
Conservative Growth Lifestyle  (1,566,074)  30,671,645
Moderate Growth Lifestyle....  (2,688,056)  56,276,555
Socially Responsible.........      13,175       80,430

--------
*See Schedule of Investments for details.
+Includes reinvestment of distributions paid.

 On October 10, 2003, State Street Global Advisers, Inc., the sub-adviser for the Large Cap Value Fund, purchased 2,100 shares of Citigroup, Inc. common stock causing the Fund's ownership of Citigroup, Inc. to exceed 5% of gross assets. The Fund is prohibited from owning securities of a single 12(d)(3) issuer that exceeds 5% of gross assets. On October 14, 2003, the Fund sold 2,600 shares of Citigroup, Inc. of which 2,100 shares were related to the purchase on October 10, 2003. The sale of 2,100 shares of Citigroup, Inc., reduced the Fund's position in Citigroup, Inc. to less than 5% of gross assets and resulted in a gain of $48,565 to the Fund which increased the Fund's total return by 0.09%.

 On June 4, 2004, the Large Cap Value Fund's investment in the American Advantage Money Market Fund totaled 20.10%. The Fund is prohibited from owning a single investment company that is greater than 5% of gross assets and the total of all investment companies held by the Fund cannot exceed 10% of gross assets. On June 8, 2004, the

       68           NOTES TO FINANCIAL STATEMENTS - CONTINUED

position in the American Advantage Money Market Fund was reduced to less than 5% of gross assets and the Fund's position in all investment companies was reduced to below 10% of gross assets, resulting in no gain or loss to the Fund.

 On December 19, 2003, AIG Global Investment Corp., the sub-adviser for the Socially Responsible Fund, purchased 220 shares of AIG common stock. On August 29, 2001, VALIC became a indirect wholly owned subsidiary of AIG and the Fund was prohibited from purchasing any additional securities issued by AIG. On March 31, 2004, AIG Global Investment Corp. sold 220 shares of AIG common stock, resulting in a gain of $1,402 to the Fund.

 From February 12, 2004 through February 20, 2004, the Socially Responsible Fund was invested in a repurchase agreement of a single issuer that was in excess of 25% of the Fund's net assets. The Fund is prohibited from owning a repurchase agreement of a single issuer that exceeds 25% of net assets for more than three consecutive days. On February 20, 2004, the Fund's position in the repurchase agreement was reduced to less than 25% of the Fund's net assets and there was no gain or loss to the Fund as a result of the reduction.

 On August 31, 2004, the Socially Responsible Fund, purchased $3 million of UBS Finance commercial paper which caused the Fund's position to exceed 5% of gross assets. The Fund is prohibited from owning securities of a single 12(d)(3) issuer that exceeds 5% of gross assets. The UBS Finance commercial paper matured on September 1, 2004, resulting in no gain or loss to the Fund.

Note 4 -- Investment Activity

 During the period ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term securities and government securities, was as follows:

                                           Cost of
                                          Securities   Proceeds from
           Fund                           Purchased   Securities Sold
           ----------------------------- ------------ ---------------
           Aggressive Growth Lifestyle.. $ 25,672,551   $23,661,569
           Capital Appreciation.........   49,738,589    41,535,179
           Conservative Growth Lifestyle   21,788,093    20,995,906
           Core Bond....................   74,776,019    60,128,561
           High Yield Bond..............   59,617,272    52,262,619
           International Growth II......   39,772,519    46,969,735
           Large Cap Value..............   75,151,101    55,141,590
           Mid Cap Growth...............   59,026,298    62,661,921
           Mid Cap Value................  133,749,485    97,801,907
           Moderate Growth Lifestyle....   45,889,573    41,763,918
           Small Cap Growth.............   29,417,019    35,878,287
           Small Cap Value..............   31,950,687    30,591,235
           Socially Responsible.........   43,123,392    24,032,628
           Strategic Bond...............   66,273,477    44,941,885

 The cost of purchases and proceeds from sales of U.S. government securities was as follows:

                                   Cost of
                                  Securities   Proceeds from
                   Fund           Purchased   Securities Sold
                   -------------- ----------- ---------------
                   Core Bond..... $76,504,159   $59,510,063
                   Strategic Bond  19,474,377    22,545,904

Note 5 -- Federal Income Taxes

 The following tables detail the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at August 31, 2004.

 The information in the following table is presented on the basis of cost for federal income tax purposes at August 31, 2004:

                              Identified
                                Cost of       Gross        Gross     Net Unrealized
                              Investments   Unrealized   Unrealized   Appreciation
Fund                             Owned     Appreciation Depreciation (Depreciation)
----------------------------- ------------ ------------ ------------ --------------
Aggressive Growth Lifestyle.. $ 33,501,018 $ 1,535,864  $ 1,491,322   $    44,542
Capital Appreciation.........   43,887,445   2,174,988    3,549,961    (1,374,973)
Conservative Growth Lifestyle   30,728,583     447,531      504,469       (56,938)
Core Bond....................   70,555,614     987,383      390,650       596,733
High Yield Bond..............   51,990,937   2,830,044    2,483,043       347,001
International Growth II......   38,060,510   4,296,700    1,591,669     2,705,031
Large Cap Value..............   65,790,357   5,652,590    1,442,461     4,210,129
Mid Cap Growth...............   42,764,414   4,127,634    1,756,033     2,371,601
Mid Cap Value................  179,244,431  24,569,890   11,164,641    13,405,249
Moderate Growth Lifestyle....   55,901,296   1,494,821    1,119,562       375,259
Money Market II..............   72,734,832          --           --            --
Small Cap Growth.............   36,999,980   5,481,928    3,739,771     1,742,157
Small Cap Value..............   62,693,960  10,721,407    2,048,726     8,672,681
Socially Responsible.........   36,459,024     745,738    1,418,962      (673,224)
Strategic Bond...............   76,349,625   3,131,181    1,333,682     1,797,499

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           69


 The tax character of distributable earnings and distributions paid during the year ended August 31, 2004 was as follows:

                                        Distributable Earnings            Tax Distributions
                              -----------------------------------------  --------------------
                                         Long-term Gains/   Unrealized              Long-Term
                               Ordinary    Capital Loss    Appreciation   Ordinary   Capital
                                Income      Carryover     (Depreciation)   Income     Gains
                              ---------- ---------------- -------------- ---------- ---------
Aggressive Growth Lifestyle.. $   43,765   $ (2,435,427)   $    44,542   $  295,103 $     --
Capital Appreciation.........         --    (14,530,608)    (1,374,973)          --       --
Conservative Growth Lifestyle     62,164       (314,053)       (56,938)     926,203       --
Core Bond....................    249,290        (50,715)       598,233    3,625,650  414,577
High Yield Bond..............    649,304      1,082,099        346,579    4,350,004       --
International Growth II......    152,145     (4,035,206)     2,705,982      507,002       --
Large Cap Value..............     70,759      2,670,609      4,210,129      724,004       --
Mid Cap Growth...............         --    (10,726,842)     2,371,632           --       --
Mid Cap Value................  5,216,206     13,533,720     13,404,882      190,001       --
Moderate Growth Lifestyle....     81,903     (1,396,226)       375,259    1,158,503       --
Money Market II..............     76,921             --             --      422,780       --
Small Cap Growth.............         --     (9,829,883)     1,742,157           --       --
Small Cap Value..............    341,109      3,471,288      8,672,681      272,003       --
Socially Responsible.........     42,485     (1,112,545)      (673,224)     211,004       --
Strategic Bond...............    859,399      1,253,926      1,798,516    3,603,003  538,087

 The tax character of distributions paid during the fiscal year ended August 31, 2003 was as follows:

                                          Distributions paid from:
                                 -------------------------------------------
                                  Ordinary  Net Long Term   Total Taxable
   Fund                            Income   Capital Gains Distributions Paid
   ----------------------------- ---------- ------------- ------------------
   Aggressive Growth Lifestyle.. $  210,024      $--          $  210,024
   Capital Appreciation.........     15,000       --              15,000
   Conservative Growth Lifestyle    555,753       --             555,753
   Core Bond....................  1,772,964       --           1,772,964
   High Yield Bond..............  2,710,856       --           2,710,856
   International Growth II......    469,933       --             469,933
   Large Cap Value..............    420,981       --             420,981
   Mid Cap Growth...............         --       --                  --
   Mid Cap Value................    233,002       --             233,002
   Moderate Growth Lifestyle....    761,188       --             761,188
   Money Market II..............    643,672       --             643,672
   Small Cap Growth.............         --       --                  --
   Small Cap Value..............  1,113,062       --           1,113,062
   Socially Responsible.........     89,502       --              89,502
   Strategic Bond...............  2,219,077       --           2,219,077

 As of August 31, 2004, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated and are available to offset future capital gains, if any:

                                          Capital Loss Carryforward
                                      ---------------------------------
        Fund                             2010       2011        2012
        ----------------------------- ---------- ----------- ----------
        Aggressive Growth Lifestyle.. $  123,029 $ 2,312,398 $       --
        Capital Appreciation.........  5,964,379   6,282,529  2,100,734
        Conservative Growth Lifestyle         --     314,053         --
        Core Bond....................         --          --         --
        High Yield Bond..............         --          --         --
        International Growth II......         --   4,006,710         --
        Large Cap Value..............         --          --         --
        Mid Cap Growth...............    254,203  10,472,639         --
        Mid Cap Value................         --          --         --
        Moderate Growth Lifestyle....         --   1,396,226         --
        Money Market II..............         --          --         --
        Small Cap Growth.............  2,474,123   7,355,760         --
        Small Cap Value..............         --          --         --
        Socially Responsible.........         --   1,112,545         --
        Strategic Bond...............         --          --         --

       70           NOTES TO FINANCIAL STATEMENTS - CONTINUED


 The Fund's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended August 31, 2004.

                                                 Capital Loss
                                                 Carryforward
                   Fund                            Utilized
                   ----------------------------- ------------
                   Aggressive Growth Lifestyle..  $1,496,919
                   Capital Appreciation.........          --
                   Conservative Growth Lifestyle   1,415,488
                   Core Bond....................          --
                   High Yield Bond..............   1,853,335
                   International Growth II......   3,537,872
                   Large Cap Value..............   1,594,451
                   Mid Cap Growth...............   5,340,251
                   Mid Cap Value................   2,448,189
                   Moderate Growth Lifestyle....   2,690,396
                   Money Market II..............          --
                   Small Cap Growth.............   5,047,194
                   Small Cap Value..............     802,595
                   Socially Responsible.........     545,575
                   Strategic Bond...............          --

 Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended August 31, 2004, the Funds elected to defer capital losses as follows:


                              Deferred Post-October Deferred Post-October
      Fund                        Capital Loss          Currency Loss
      ----------------------- --------------------- ---------------------
      Capital Appreciation...       $182,966               $    --
      Core Bond..............         60,184                    --
      International Growth II             --                28,496

 For the period ended August 31, 2004, the following reclassifications arising from book/tax differences resulted in increases (decreases) to the components of net assets that were primarily due to net investment losses, treatment of foreign currency and investments in real estate investment trusts:

                                 Accumulated       Accumulated
                              Undistributed Net Undistributed Net
                              Investment Income   Realized Gain
                                   (Loss)            (Loss)       Capital Paid-in
                              ----------------- ----------------- ---------------
Aggressive Growth Lifestyle..     $     --          $      --        $      --
Capital Appreciation.........       46,446                 --          (46,446)
Conservative Growth Lifestyle           --                 --               --
Core Bond....................      118,895           (118,895)              --
High Yield Bond..............      (10,396)            10,396               --
International Growth II......       16,462            (16,462)              --
Large Cap Value..............           --                 --               --
Mid Cap Growth...............      166,839              4,924         (171,763)
Mid Cap Value................        2,928             (2,928)              --
Moderate Growth Lifestyle....           --                 --               --
Money Market II..............           --                 --               --
Small Cap Growth.............      360,802                (15)        (360,787)
Small Cap Value..............           --                 --               --
Society Responsible..........         (623)               623               --
Strategic Bond...............      (89,296)            89,296               --

Note 6 -- Capital Share Transactions

 Transactions in capital shares of each Fund were as follows:

                                   Aggressive Growth Lifestyle                           Capital Appreciation
                        ------------------------------------------------  --------------------------------------------------
                          For the year ended       For the year ended        For the year ended        For the year ended
                            August 31, 2004          August 31, 2003           August 31, 2004           August 31, 2003
                        ----------------------  ------------------------  ------------------------  ------------------------
                          Shares      Amount      Shares       Amount       Shares       Amount       Shares       Amount
                        ---------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............ 1,176,747  $10,763,997   2,965,863  $ 21,640,948   3,724,699  $ 30,238,195   2,285,673  $ 15,419,910
Reinvested dividends...    31,975      295,103      27,487       210,024          --            --       2,358        15,000
Shares redeemed........  (945,162)  (8,752,172) (2,337,348)  (16,882,437) (2,850,788)  (23,163,367) (1,781,537)  (11,967,390)
                        ---------  -----------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)   263,560  $ 2,306,928     656,002  $  4,968,535     873,911  $  7,074,828     506,494  $  3,467,520
                        =========  ===========  ==========  ============  ==========  ============  ==========  ============

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           71


                                      Conservative Growth Lifestyle
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    1,203,385  $  11,828,219     2,188,411  $  19,290,638
Reinvested dividends...       94,020        926,203        61,966        555,753
Shares redeemed........   (1,119,332)   (11,035,212)   (1,684,195)   (14,732,772)
                        ------------  -------------  ------------  -------------
Net increase (decrease)      178,073  $   1,719,210       566,182  $   5,113,619
                        ============  =============  ============  =============

                                             High Yield Bond
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    8,806,620  $  72,422,427     8,454,739  $  63,564,855
Reinvested dividends...      531,228      4,350,004       367,969      2,710,856
Shares redeemed........   (8,301,284)   (68,318,545)   (6,178,146)   (46,731,169)
                        ------------  -------------  ------------  -------------
Net increase (decrease)    1,036,564  $   8,453,886     2,644,562  $  19,544,542
                        ============  =============  ============  =============

                                             Large Cap Value
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    3,524,338  $  42,537,038     3,075,002  $  30,554,582
Reinvested dividends...       60,095        724,004        41,049        420,981
Shares redeemed........   (1,940,475)   (23,808,818)   (1,768,085)   (17,426,122)
                        ------------  -------------  ------------  -------------
Net increase (decrease)    1,643,958  $  19,452,224     1,347,966  $  13,549,441
                        ============  =============  ============  =============

                                              Mid Cap Value
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    5,331,688  $  85,500,721     5,760,943  $  66,406,586
Reinvested dividends...       11,654        190,001        19,492        233,002
Shares redeemed........   (3,027,915)   (49,247,779)   (4,130,864)   (46,779,351)
                        ------------  -------------  ------------  -------------
Net increase (decrease)    2,315,427  $  36,442,943     1,649,571  $  19,860,237
                        ============  =============  ============  =============

                                             Money Market II
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............  160,682,029  $ 160,682,029   226,598,759  $ 226,598,759
Reinvested dividends...      422,780        422,780       643,672        643,672
Shares redeemed........ (168,002,319)  (168,002,319) (218,313,921)  (218,313,921)
                        ------------  -------------  ------------  -------------
Net increase (decrease)   (6,897,510) $  (6,897,510)    8,928,510  $   8,928,510
                        ============  =============  ============  =============

                                             Small Cap Value
                        --------------------------------------------------------
                             For the year ended           For the year ended
                              August 31, 2004              August 31, 2003
                        ---------------------------  ---------------------------
                           Shares         Amount        Shares         Amount
                        ------------  -------------  ------------  -------------
Shares sold............    2,416,279  $  32,066,801     3,008,871  $  28,891,499
Reinvested dividends...       20,090        272,003       114,114      1,113,062
Shares redeemed........   (2,254,555)   (30,220,228)   (2,583,885)   (24,411,094)
                        ------------  -------------  ------------  -------------
Net increase (decrease)      181,814  $   2,118,576       539,100  $   5,593,467
                        ============  =============  ============  =============

                                             Core Bond
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  4,514,242  $ 45,345,195   5,748,688  $ 58,493,116
Reinvested dividends...    405,283     4,040,227     175,237     1,772,964
Shares redeemed........ (4,118,028)  (41,237,048) (3,867,618)  (39,403,114)
                        ----------  ------------  ----------  ------------
Net increase (decrease)    801,497  $  8,148,374   2,056,307  $ 20,862,966
                        ==========  ============  ==========  ============

                                      International Growth II
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  3,559,540  $ 36,186,715   6,779,221  $ 56,895,584
Reinvested dividends...     48,439       507,002      53,795       469,933
Shares redeemed........ (4,281,434)  (44,215,233) (5,653,002)  (47,685,126)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (673,455) $ (7,521,516)  1,180,014  $  9,680,391
                        ==========  ============  ==========  ============

                                          Mid Cap Growth
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  2,781,319  $ 17,012,498   5,664,363  $ 26,683,279
Reinvested dividends...         --            --          --            --
Shares redeemed........ (2,976,051)  (18,486,364) (3,727,714)  (17,289,783)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (194,732) $ (1,473,866)  1,936,649  $  9,393,496
                        ==========  ============  ==========  ============

                                     Moderate Growth Lifestyle
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  2,182,155  $ 23,005,265   4,054,801  $ 35,978,063
Reinvested dividends...    109,669     1,158,503      82,867       761,188
Shares redeemed........ (1,777,348)  (18,878,194) (3,275,479)  (28,817,032)
                        ----------  ------------  ----------  ------------
Net increase (decrease)    514,476  $  5,285,574     862,189  $  7,922,219
                        ==========  ============  ==========  ============

                                         Small Cap Growth
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  2,940,363  $ 30,834,015   5,322,885  $ 41,225,306
Reinvested dividends...         --            --          --            --
Shares redeemed........ (3,705,150)  (39,400,837) (4,146,581)  (31,960,214)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (764,787) $ (8,566,822)  1,176,304  $  9,265,092
                        ==========  ============  ==========  ============

                                       Socially Responsible
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  4,090,678  $ 43,051,389     609,464  $  5,068,704
Reinvested dividends...     20,419       211,004      10,721        89,502
Shares redeemed........ (2,219,340)  (23,381,629)   (492,612)   (4,053,715)
                        ----------  ------------  ----------  ------------
Net increase (decrease)  1,891,757  $ 19,880,764     127,573  $  1,104,491
                        ==========  ============  ==========  ============

       72           NOTES TO FINANCIAL STATEMENTS - CONTINUED


                                          Strategic Bond
                        --------------------------------------------------
                           For the year ended        For the year ended
                             August 31, 2004           August 31, 2003
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............  5,083,807  $ 54,228,473   3,210,130  $ 32,083,742
Reinvested dividends...    391,748     4,141,090     222,875     2,219,077
Shares redeemed........ (2,422,847)  (25,850,303) (1,812,087)  (17,964,350)
                        ----------  ------------  ----------  ------------
Net increase (decrease)  3,052,708  $ 32,519,260   1,620,918  $ 16,338,469
                        ==========  ============  ==========  ============

Note 7 -- Expense Reductions

 Through expense offset arrangements, resulting from broker commission recapture, a portion of Mid Cap Value Fund's expenses have been reduced. For the period ended August 31, 2004, the Mid Cap Value Fund received expense reductions in the amount of $59,541.

Note 8 -- Investment Concentration

 The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

 The Core Bond Fund, Money Market II Fund and Strategic Bond Fund invest in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of a Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government. At the end of the period, the Funds had 47.60%, 41.81% and 8.43%, respectively, of their total net assets invested in such securities.

 Some of the Funds may invest internationally, including in "emerging market'' countries. Emerging markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Growth II Fund and Strategic Bond Fund. The International Growth II Fund had 17.73% and 21.07% of its net assets invested in equity securities domiciled in the United Kingdom and Japan, respectively. Strategic Bond Fund had 32.32% of its net assets invested in securities issued by foreign governments.

Note 9 -- Commitments and Contingencies

 VC I and VC II have an $85 million committed and a $40 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in miscellaneous expenses on the Statement of Operations. For the period ended August 31, 2004, the following funds had borrowings:

                                                              Weighted
                                                    Average   Average
                                 Days     Interest    Debt    Interest
                              Outstanding Charges   Utilized    Rate
                              ----------- -------- ---------- --------
         High Yield Bond.....      9        $604   $1,574,838   1.53%
         Socially Responsible      5         478    2,220,297   1.55%

 As of August 31, 2004, none of the Funds had outstanding borrowings.

 Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended August 31, 2004 none of the Funds participated in this program.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           73


Note 10 -- Investment Holdings by Country

 The following represents the investment holdings by country held by the International Growth II Fund as a percentage of net assets as of August 31, 2004:

                                   International Growth II Fund
                                   ----------------------------
                                          Percentage of
                 Country                    Net Assets
                 ----------------------------------------------
                 Australia........             0.91%
                 Belgium..........             0.52%
                 Canada...........             1.43%
                 China............             0.59%
                 Denmark..........             0.80%
                 Finland..........             0.04%
                 France...........            10.76%
                 Germany..........             4.06%
                 Hong Kong........             0.05%
                 Ireland .........             2.01%
                 Italy............             2.89%
                 Japan............            21.07%
                 Korea............             0.88%
                 Netherlands......             2.47%
                 Singapore........             2.73%
                 Spain............             2.15%
                 Sweden...........             3.11%
                 Switzerland......            14.05%
                 United Kingdom...            17.73%
                 United States....            10.63%
                                              -----
                 Total investments            98.88%
                                              =====

Note 11 -- Subsequent Events

 Effective October 11, 2004, AIG Global Investment Corp. will replace Putnam Investment Management, LLC as the sub-advisor for the International Growth II Fund. Additionally, International Growth II Fund will have its name changed to International Small Cap Equity Fund. The Fund's investment objective will change from capital appreciation to long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

 Effective October 20, 2004, AIM Capital Management, Inc. replaced INVESCO Institutional (N.A.), Inc. as sub-advisor for the Mid Cap Growth Fund.

       74                     FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                         Aggressive Growth Lifestyle Fund
                                                              ------------------------------------------------------
                                                                               Year Ended August 31,
                                                              ------------------------------------------------------
                                                                 2004        2003         2002       2001      2000
                                                              -------    -------      -------      -------   -------

PER SHARE DATA
Net asset value at beginning of period....................... $  8.37    $  7.43      $  8.82      $ 14.89   $ 12.77
                                                              ------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.08(e)    0.07/(e)/    0.05/(e)/    0.18      0.37
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.73       0.94        (1.35)       (3.59)     3.31
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -          -            -            -         -
                                                              ------------------------------------------------------
   Total income (loss) from investment operations............    0.81       1.01        (1.30)       (3.41)     3.68
                                                              ------------------------------------------------------
Distributions:
   From net investment income................................   (0.08)     (0.07)       (0.09)       (0.38)    (1.09)
   From net realized gain on securities......................       -          -            -        (2.28)    (0.47)
   From return of capital....................................       -          -            -            -         -
                                                              ------------------------------------------------------
   Total distributions.......................................   (0.08)     (0.07)       (0.09)       (2.66)    (1.56)
                                                              ------------------------------------------------------
Net asset value at end of period............................. $  9.10    $  8.37      $  7.43      $  8.82   $ 14.89
                                                              ------------------------------------------------------
TOTAL RETURN/(a)/............................................    9.66%     13.66%      (14.90)%     (25.08)%   29.91%
                                                              ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.10%      0.10%        0.10%        0.10%     0.10%
Ratio of expenses to average net assets/(c)/.................    0.34%      0.34%        0.10%        0.10%     0.10%
Ratio of expense reductions to average net assets............       -          -            -            -         -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    0.89%      0.92%        0.62%        0.74%     1.07%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.65%      0.68%        0.62%           -         -
Portfolio turnover rate......................................      71%        52%         180%         105%       79%
Number of shares outstanding at end of period (000's)........   3,683      3,419        2,763        2,136       938
Net assets at the end of period (000's)...................... $33,520    $28,627      $20,522      $18,850   $13,963

                                                                                Capital Appreciation Fund
                                                              -----------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2004          2003          2002        2001      2000
                                                              -------       -------      -------        -------   -------

PER SHARE DATA
Net asset value at beginning of period....................... $  7.66       $  6.71      $  9.11        $ 17.68   $ 13.96
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................   (0.02)/(e)/       -/(e)/   (0.01)/(e)/    (0.02)    (0.02)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.15          0.95        (2.41)         (7.88)     4.24
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -         0.02              -         -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    0.13          0.95        (2.40)         (7.90)     4.22
                                                              -----------------------------------------------------------
Distributions:
   From net investment income................................       -             -            -              -         -
   From net realized gain on securities......................       -             -            -          (0.56)    (0.50)
   From return of capital....................................       -             -            -          (0.11)        -
                                                              -----------------------------------------------------------
   Total distributions.......................................       -             -            -          (0.67)    (0.50)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $  7.79       $  7.66      $  6.71        $  9.11   $ 17.68
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................    1.70%        14.22%      (26.34)%/(d)/  (45.46)%   30.68%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.85%         0.85%        0.85%          0.85%     0.86%
Ratio of expenses to average net assets/(c)/.................    1.19%         1.29%        1.25%          1.08%     1.44%
Ratio of expense reductions to average net assets............       -             -            -              -         -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................   (0.22)%       (0.03)%      (0.09)%        (0.16)%   (0.12)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................   (0.56)%       (0.47)%      (0.49)%            -         -
Portfolio turnover rate......................................     119%           87%         126%            67%       68%
Number of shares outstanding at end of period (000's)........   5,462         4,588        4,082          3,335     2,035
Net assets at the end of period (000's)...................... $42,544       $35,152      $27,406        $30,397   $35,983

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The Fund's total return increased by 0.11% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
/(e)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                75

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                               Conservative Growth Lifestyle Fund
                                                    --------------------------------------------------------  ------------
                                                                      Year Ended August 31,
                                                    --------------------------------------------------------  ------------
                                                        2004         2003         2002       2001      2000       2004
                                                    -------      -------      -------      -------   -------  -------

PER SHARE DATA
Net asset value at beginning of period............. $  9.37      $  8.73      $  9.47      $ 11.33   $ 11.73  $ 10.02
                                                    ----------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)....................    0.30/(d)/    0.21/(d)/    0.26/(d)/    0.34      0.46     0.34/(d)/
   Net realized and unrealized gain (loss)
    on investments and foreign currencies..........    0.41         0.64        (0.68)       (1.09)     1.59     0.22
   Net increase from payments by affiliates
    resulting from disposal of investments in
    violation of investment restrictions...........       -            -            -            -         -        -
                                                    ----------------------------------------------------------------------
   Total income (loss) from investment operations..    0.71         0.85        (0.42)       (0.75)     2.05     0.56
                                                    ----------------------------------------------------------------------
Distributions:
   From net investment income......................   (0.29)       (0.21)       (0.32)       (0.43)    (0.92)   (0.35)
   From net realized gain on securities............       -            -            -        (0.68)    (1.53)   (0.23)
   From return of capital..........................       -            -            -            -         -        -
                                                    ----------------------------------------------------------------------
   Total distributions.............................   (0.29)       (0.21)       (0.32)       (1.11)    (2.45)   (0.58)
                                                    ----------------------------------------------------------------------
Net asset value at end of period................... $  9.79      $  9.37      $  8.73      $  9.47   $ 11.33  $ 10.00
                                                    ----------------------------------------------------------------------
TOTAL RETURN/(a)/..................................    7.60%        9.90%       (4.62)%      (6.76)%   19.33%    5.71%
                                                    ----------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.......    0.10%        0.10%        0.10%        0.10%     0.10%    0.77%
Ratio of expenses to average net assets/(c)/.......    0.36%        0.34%        0.10%        0.10%     0.10%    1.07%
Ratio of expense reductions to average net assets..       -            -            -            -         -        -
Ratio of net investment income (loss) to average
 net assets/(b)/...................................    3.01%        2.41%        2.92%        3.28%     2.99%    3.37%
Ratio of net investment income (loss) to average
 net assets/(c)/...................................    2.75%        2.17%        2.92%           -         -     3.07%
Portfolio turnover rate............................      67%          65%         181%         122%       63%     179%
Number of shares outstanding at end of period
 (000's)...........................................   3,130        2,952        2,386        2,062     1,083    7,138
Net assets at the end of period (000's)............ $30,649      $27,652      $20,841      $19,527   $12,268  $71,409

                                                            Core Bond Fund
                                                    ------------------------------------------
                                                         Year Ended August 31,
                                                    ------------------------------------------
                                                        2003         2002       2001    2000
                                                    -------      -------      -------  ------

PER SHARE DATA
Net asset value at beginning of period............. $  9.95      $  9.91      $  9.46  $ 9.58
                                                    ------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)....................    0.31/(d)/    0.48/(d)/    0.53    0.61
   Net realized and unrealized gain (loss)
    on investments and foreign currencies..........    0.09         0.09         0.46   (0.12)
   Net increase from payments by affiliates
    resulting from disposal of investments in
    violation of investment restrictions...........       -            -            -       -
                                                    ------------------------------------------
   Total income (loss) from investment operations..    0.40         0.57         0.99    0.49
                                                    ------------------------------------------
Distributions:
   From net investment income......................   (0.33)       (0.47)       (0.54)  (0.61)
   From net realized gain on securities............       -        (0.06)           -       -
   From return of capital..........................       -            -            -       -
                                                    ------------------------------------------
   Total distributions.............................   (0.33)       (0.53)       (0.54)  (0.61)
                                                    ------------------------------------------
Net asset value at end of period................... $ 10.02      $  9.95      $  9.91  $ 9.46
                                                    ------------------------------------------
TOTAL RETURN/(a)/..................................    4.08%        5.98%       10.81%   5.31%
                                                    ------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.......    0.77%        0.77%        0.77%   0.80%
Ratio of expenses to average net assets/(c)/.......    1.12%        1.14%        0.99%   1.42%
Ratio of expense reductions to average net assets..       -            -            -       -
Ratio of net investment income (loss) to average
 net assets/(b)/...................................    3.13%        4.94%        5.66%   6.39%
Ratio of net investment income (loss) to average
 net assets/(c)/...................................    2.77%        4.57%           -       -
Portfolio turnover rate............................     197%         248%         341%    476%
Number of shares outstanding at end of period
 (000's)...........................................   6,336        4,280        3,254     573
Net assets at the end of period (000's)............ $63,519      $42,568      $32,250  $5,420

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

       76               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                          High Yield Bond Fund
                                                                        --------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                        --------------------------------------------------------
                                                                            2004          2003         2002       2001     2000
                                                                        --------      -------      -------      -------   ------

PER SHARE DATA
Net asset value at beginning of period.................................  $  7.73      $  6.82      $  8.16      $  9.28   $ 9.69
                                                                        ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)........................................     0.69/(d)/    0.69/(d)/    0.74/(d)/    0.88     0.96
   Net realized and unrealized gain (loss) on investments and foreign
    currencies.........................................................     0.54         0.90        (1.35)       (1.12)   (0.41)
   Net increase from payments by affiliates resulting from disposal
    of investments in violation of investment restrictions.............        -            -            -            -        -
                                                                        ---------------------------------------------------------
   Total income (loss) from investment operations......................     1.23         1.59        (0.61)       (0.24)    0.55
                                                                        ---------------------------------------------------------
Distributions:
   From net investment income..........................................    (0.68)       (0.68)       (0.73)       (0.88)   (0.96)
   From net realized gain on securities................................        -            -            -            -        -
   From return of capital..............................................        -            -            -            -        -
                                                                        ---------------------------------------------------------
   Total distributions.................................................    (0.68)       (0.68)       (0.73)       (0.88)   (0.96)
                                                                        ---------------------------------------------------------
Net asset value at end of period.......................................  $  8.28      $  7.73      $  6.82      $  8.16   $ 9.28
                                                                        ---------------------------------------------------------
TOTAL RETURN/(a)/......................................................    16.27%       24.25%       (7.96)%      (2.20)%   6.01%
                                                                        ---------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/...........................     0.99%        0.99%        0.99%        0.99%    0.99%
Ratio of expenses to average net assets/(c)/...........................    1.31%//       1.42%        1.51%        1.19%    1.62%
Ratio of expense reductions to average net assets......................        -            -            -            -        -
Ratio of net investment income (loss) to average net assets/(b)/.......     8.45%        9.69%        9.80%       10.64%   10.21%
Ratio of net investment income (loss) to average net assets/(c)/.......     8.12%        9.26%        9.28%           -        -
Portfolio turnover rate................................................      110%         124%         118%          83%      90%
Number of shares outstanding at end of period (000's)..................    6,470        5,433        2,789        2,095      628
Net assets at the end of period (000's)................................  $53,562      $41,986      $19,026      $17,102   $5,830

                                                                                      International Growth II Fund
                                                                        --------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                        --------------------------------------------------------
                                                                            2004         2003         2002       2001      2000
                                                                        -------      -------      -------      -------   -------

PER SHARE DATA
Net asset value at beginning of period................................. $  9.07      $  8.67      $  9.97      $ 14.79   $ 11.22
                                                                        ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)........................................    0.11/(d)/    0.11/(d)/    0.07/(d)/    0.14      0.05
   Net realized and unrealized gain (loss) on investments and foreign
    currencies.........................................................    1.29         0.40        (1.36)       (4.17)     4.16
   Net increase from payments by affiliates resulting from disposal
    of investments in violation of investment restrictions.............       -            -            -            -         -
                                                                        ---------------------------------------------------------
   Total income (loss) from investment operations......................    1.40         0.51        (1.29)       (4.03)     4.21
                                                                        ---------------------------------------------------------
Distributions:
   From net investment income..........................................   (0.11)       (0.11)       (0.01)       (0.03)    (0.20)
   From net realized gain on securities................................       -            -            -        (0.76)    (0.44)
   From return of capital..............................................       -            -            -            -         -
                                                                        ---------------------------------------------------------
   Total distributions.................................................   (0.11)       (0.11)       (0.01)       (0.79)    (0.64)
                                                                        ---------------------------------------------------------
Net asset value at end of period....................................... $ 10.36      $  9.07      $  8.67      $  9.97   $ 14.79
                                                                        ---------------------------------------------------------
TOTAL RETURN/(a)/......................................................   15.42%        5.94%      (12.91)%     (28.14)%   37.31%
                                                                        ---------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/...........................    1.00%        1.01%        1.01%        1.03%     1.15%
Ratio of expenses to average net assets/(c)/...........................    1.62%        1.71%        1.88%        1.50%     1.81%
Ratio of expense reductions to average net assets......................       -            -         0.02%           -         -
Ratio of net investment income (loss) to average net assets/(b)/.......    1.09%        1.34%        0.76%        0.93%     0.31%
Ratio of net investment income (loss) to average net assets/(c)/.......    0.47%        0.65%       (0.11)%          -         -
Portfolio turnover rate................................................      85%          70%         139%          63%       81%
Number of shares outstanding at end of period (000's)..................   3,980        4,654        3,474        2,844       792
Net assets at the end of period (000's)................................ $41,227      $42,206      $30,114      $28,357   $11,715

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                77

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                   Large Cap Value Fund
                                                              -------------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              -------------------------------------------------------------
                                                                  2004          2003         2002         2001        2000
                                                              -------       -------      -------      -------       -------

PER SHARE DATA
Net asset value at beginning of period....................... $ 10.97       $ 10.22      $ 11.10      $ 11.60       $ 12.85
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.15/(d)/     0.13/(d)/    0.10/(d)/    0.10          0.13
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.21          0.74        (0.88)       (0.40)         0.65
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -            -            -             -
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............    1.36          0.87        (0.78)       (0.30)         0.78
                                                              -------------------------------------------------------------
Distributions:
   From net investment income................................   (0.15)        (0.12)       (0.10)       (0.09)        (0.13)
   From net realized gain on securities......................       -             -            -        (0.07)        (1.90)
   From return of capital....................................       -             -            -             (0.04)       -
                                                              -------------------------------------------------------------
   Total distributions.......................................   (0.15)        (0.12)       (0.10)       (0.20)        (2.03)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $ 12.18       $ 10.97      $ 10.22      $ 11.10       $ 11.60
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................   12.42%/(e)/    8.59%       (7.08)%      (2.66)%        7.35%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.81%         0.81%        0.81%        0.81%         0.81%
Ratio of expenses to average net assets/(c)/.................    1.08%         1.19%        1.29%        1.14%         1.41%
Ratio of expense reductions to average net assets............       -             -            -            -             -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    1.26%         1.28%        0.98%        0.98%         1.17%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.99%         0.90%        0.50%           -             -
Portfolio turnover rate......................................      97%           67%          85%         106%          142%
Number of shares outstanding at end of period (000's)........   5,735         4,091        2,743        1,846           955
Net assets at the end of period (000's)...................... $69,831       $44,883      $28,030      $20,482       $11,084

                                                                                     Mid Cap Growth Fund
                                                              ---------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                              ---------------------------------------------------------------
                                                                  2004          2003          2002          2001        2000
                                                              -------       -------       -------       -------       -------

PER SHARE DATA
Net asset value at beginning of period....................... $  5.70       $  4.44       $  6.20       $ 16.30       $ 12.45
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................   (0.03)/(d)/   (0.02)/(d)/   (0.03)/(d)/    0.01         (0.02)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.27          1.28         (1.73)        (6.74)         5.32
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -             -             -             -
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............    0.24          1.26         (1.76)        (6.73)         5.30
                                                              ---------------------------------------------------------------
Distributions:
   From net investment income................................       -             -             -         (0.02)            -
   From net realized gain on securities......................       -             -             -         (3.27)        (1.45)
   From return of capital....................................       -             -             -              (0.08)       -
                                                              ---------------------------------------------------------------
   Total distributions.......................................       -             -             -         (3.37)        (1.45)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $  5.94       $  5.70       $  4.44       $  6.20       $ 16.30
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................    4.21%        28.38%       (28.39)%      (46.99)%       46.25%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.85%         0.85%         0.85%         0.83%         0.79%
Ratio of expenses to average net assets/(c)/.................    1.40%         1.51%         1.59%         1.38%         1.55%
Ratio of expense reductions to average net assets............       -             -             -             -             -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................   (0.41)%       (0.41)%       (0.45)%       (0.14)%       (0.20)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................   (0.96)%       (1.07)%       (1.19)%           -             -
Portfolio turnover rate......................................     123%           99%           69%          114%           51%
Number of shares outstanding at end of period (000's)........   7,487         7,682         5,745         3,754           783
Net assets at the end of period (000's)...................... $44,446       $43,785       $25,527       $23,277       $12,770

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursement, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure increased by 0.09% from a gain realized on the disposal of investments in violation of investment restrictions (see
     Note 3).

       78               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                             Mid Cap Value Fund
                                                                         -------------------------------------------------
                                                                                           Year Ended August 31,
                                                                         -------------------------------------------------
                                                                             2004          2003          2002       2001
                                                                         --------      --------      -------      -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  14.10      $  11.75      $ 13.54      $ 13.54
                                                                         -------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss).........................................     0.02/(d)/     0.02/(d)/    0.04/(d)/    0.07
   Net realized and unrealized gain (loss) on investments
    and foreign currencies..............................................     2.08          2.36        (1.36)        0.56
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................        -             -            -            -
                                                                         -------------------------------------------------
   Total income (loss) from investment operations.......................     2.10          2.38        (1.32)        0.63
                                                                         -------------------------------------------------
Distributions:
   From net investment income...........................................    (0.02)        (0.03)       (0.04)       (0.07)
   From net realized gain on securities.................................        -             -        (0.43)       (0.56)
   From return of capital...............................................        -             -            -            -
                                                                         -------------------------------------------------
   Total distributions..................................................    (0.02)        (0.03)       (0.47)       (0.63)
                                                                         -------------------------------------------------
Net asset value at end of period........................................ $  16.18      $  14.10      $ 11.75      $ 13.54
                                                                         -------------------------------------------------
TOTAL RETURN/(a)/.......................................................    14.86%        20.28%      (10.07)%       4.74%
                                                                         -------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     1.05%         1.05%        1.05%        1.05%
Ratio of expenses to average net assets/(c)/............................     1.25%         1.32%        1.35%        1.26%
Ratio of expense reductions to average net assets.......................     0.03%         0.04%        0.07%           -
Ratio of net investment income (loss) to
 average net assets/(b)/................................................     0.09%         0.11%        0.29%        0.65%
Ratio of net investment income (loss) to
 average net assets/(c)/................................................    (0.11)%       (0.16)%      (0.01)%          -
Portfolio turnover rate.................................................       57%           48%         156%         215%
Number of shares outstanding at end of period (000's)...................   11,902         9,587        7,937        4,981
Net assets at the end of period (000's)................................. $192,607      $135,190      $93,245      $67,460

                                                                     Mid Cap Value Fund
                                                                    ---------------------
                                                                    Year Ended August 31,
                                                                    ---------------------
                                                                           2000
                                                                         -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 13.82
                                                                         --------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.05
   Net realized and unrealized gain (loss) on investments
    and foreign currencies..............................................    3.13
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -
                                                                         --------
   Total income (loss) from investment operations.......................    3.18
                                                                         --------
Distributions:
   From net investment income...........................................   (0.05)
   From net realized gain on securities.................................   (3.41)
   From return of capital...............................................       -
                                                                         --------
   Total distributions..................................................   (3.46)
                                                                         --------
Net asset value at end of period........................................ $ 13.54
                                                                         --------
TOTAL RETURN/(a)/.......................................................   29.31%
                                                                         --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    1.05%
Ratio of expenses to average net assets/(c)/............................    1.64%
Ratio of expense reductions to average net assets.......................       -
Ratio of net investment income (loss) to
 average net assets/(b)/................................................    0.41%
Ratio of net investment income (loss) to
 average net assets/(c)/................................................       -
Portfolio turnover rate.................................................     166%
Number of shares outstanding at end of period (000's)...................   1,286
Net assets at the end of period (000's)................................. $17,411

                                                                                      Moderate Growth Lifestyle Fund
                                                                         ------------------------------------------------
                                                                                           Year Ended August 31,
                                                                         ------------------------------------------------
                                                                             2004         2003         2002       2001
                                                                         -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  9.80      $  8.93      $ 10.02      $ 13.42
                                                                         ------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.22/(d)/    0.17/(d)/    0.19/(d)/    0.30
   Net realized and unrealized gain (loss) on investments
    and foreign currencies..............................................    0.66         0.87        (1.04)       (2.11)
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -            -            -            -
                                                                         ------------------------------------------------
   Total income (loss) from investment operations.......................    0.88         1.04        (0.85)       (1.81)
                                                                         ------------------------------------------------
Distributions:
   From net investment income...........................................   (0.22)       (0.17)       (0.24)       (0.45)
   From net realized gain on securities.................................       -            -            -        (1.14)
   From return of capital...............................................       -            -            -            -
                                                                         ------------------------------------------------
   Total distributions..................................................   (0.22)       (0.17)       (0.24)       (1.59)
                                                                         ------------------------------------------------
Net asset value at end of period........................................ $ 10.46      $  9.80      $  8.93      $ 10.02
                                                                         ------------------------------------------------
TOTAL RETURN/(a)/.......................................................    8.96%       11.84%       (8.62)%     (14.11)%
                                                                         ------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.10%        0.10%        0.10%        0.10%
Ratio of expenses to average net assets/(c)/............................    0.32%        0.32%        0.10%        0.10%
Ratio of expense reductions to average net assets.......................       -            -            -            -
Ratio of net investment income (loss) to
 average net assets/(b)/................................................    2.12%        1.94%        2.03%        2.23%
Ratio of net investment income (loss) to
 average net assets/(c)/................................................    1.89%        1.72%        2.03%           -
Portfolio turnover rate.................................................      76%          65%         184%         109%
Number of shares outstanding at end of period (000's)...................   5,379        4,865        4,003        3,194
Net assets at the end of period (000's)................................. $56,244      $47,692      $35,747      $31,993

                                                              Moderate Growth Lifestyle Fund
                                                              ------------------------------
                                                                   Year Ended August 31,
                                                              ------------------------------
                                                                           2000
                                                                         -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 12.24
                                                                         --------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.43
   Net realized and unrealized gain (loss) on investments
    and foreign currencies..............................................    2.28
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -
                                                                         --------
   Total income (loss) from investment operations.......................    2.71
                                                                         --------
Distributions:
   From net investment income...........................................   (1.10)
   From net realized gain on securities.................................   (0.43)
   From return of capital...............................................       -
                                                                         --------
   Total distributions..................................................   (1.53)
                                                                         --------
Net asset value at end of period........................................ $ 13.42
                                                                         --------
TOTAL RETURN/(a)/.......................................................   23.29%
                                                                         --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.10%
Ratio of expenses to average net assets/(c)/............................    0.10%
Ratio of expense reductions to average net assets.......................       -
Ratio of net investment income (loss) to
 average net assets/(b)/................................................    2.00%
Ratio of net investment income (loss) to
 average net assets/(c)/................................................       -
Portfolio turnover rate.................................................      72%
Number of shares outstanding at end of period (000's)...................   1,209
Net assets at the end of period (000's)................................. $16,222

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursement, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                79

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                Money Market II Fund
                                                              -------------------------------------------------------
                                                                               Year Ended August 31,
                                                              -------------------------------------------------------
                                                                  2004         2003         2002       2001     2000
                                                              -------      -------      -------      -------  -------

PER SHARE DATA
Net asset value at beginning of period....................... $  1.00      $  1.00      $  1.00      $  1.00  $  1.00
                                                              -------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.01/(d)/    0.01/(d)/    0.02/(d)/    0.05     0.06
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................       -            -            -            -        -
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -            -            -        -
                                                              -------------------------------------------------------
   Total income (loss) from investment operations............    0.01         0.01         0.02         0.05     0.06
                                                              -------------------------------------------------------
Distributions:
   From net investment income................................   (0.01)       (0.01)       (0.02)       (0.05)   (0.06)
   From net realized gain on securities......................       -            -            -            -        -
   From return of capital....................................       -            -            -            -        -
                                                              -------------------------------------------------------
   Total distributions.......................................   (0.01)       (0.01)       (0.02)       (0.05)   (0.06)
                                                              -------------------------------------------------------
Net asset value at end of period............................. $  1.00      $  1.00      $  1.00      $  1.00  $  1.00
                                                              -------------------------------------------------------
TOTAL RETURN/(a)/............................................    0.59%        0.83%        1.63%        5.07%    5.67%
                                                              -------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.55%        0.56%        0.56%        0.56%    0.56%
Ratio of expenses to average net assets/(c)/.................    0.80%        0.85%        0.83%        0.71%    1.10%
Ratio of expense reduction to average net assets.............       -            -            -            -        -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    0.59%        0.82%        1.61%        4.72%    5.65%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.34%        0.53%        1.34%           -        -
Portfolio turnover rate......................................     N/A          N/A          N/A          N/A      N/A
Number of shares outstanding at end of period (000's)........  72,901       79,798       70,870       51,979   25,427
Net assets at the end of period (000's)...................... $72,901      $79,798      $70,870      $51,979  $25,427

                                                                                  Small Cap Growth Fund
                                                              -----------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2004          2003          2002        2001      2000
                                                              -------       -------       -------       -------   -------

PER SHARE DATA
Net asset value at beginning of period....................... $  9.70       $  7.40       $ 10.69       $ 23.24   $ 14.86
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................   (0.09)/(d)/   (0.05)/(d)/   (0.07)/(d)/   (0.05)    (0.10)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.59          2.35         (3.22)       (10.38)    10.05
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -             -             -         -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    0.50          2.30         (3.29)       (10.43)     9.95
                                                              -----------------------------------------------------------
Distributions:
   From net investment income................................       -             -             -             -         -
   From net realized gain on securities......................       -             -             -         (2.12)    (1.57)
   From return of capital....................................       -             -             -             -         -
                                                              -----------------------------------------------------------
   Total distributions.......................................       -             -             -         (2.12)    (1.57)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $ 10.20       $  9.70       $  7.40       $ 10.69   $ 23.24
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................    5.15%        31.08%       (30.78)%      (46.44)%   68.91%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    1.16%         1.16%         1.16%         1.16%     1.16%
Ratio of expenses to average net assets/(c)/.................    1.46%         1.57%         1.58%         1.40%     1.71%
Ratio of expense reduction to average net assets.............       -             -             -             -         -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................   (0.84)%       (0.66)%       (0.76)%       (0.49)%   (0.64)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................   (1.14)%       (1.06)%       (1.18)%           -         -
Portfolio turnover rate......................................      66%           37%          153%          111%      133%
Number of shares outstanding at end of period (000's)........   3,800         4,565         3,389         2,574     1,463
Net assets at the end of period (000's)...................... $38,755       $44,290       $25,072       $27,523   $34,000

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements; but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

       80               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                          Small Cap Value Fund
                                                                         ------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                         ------------------------------------------------------
                                                                            2004//        2003         2002       2001    2000
                                                                         -------      -------      -------      -------  ------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 11.70      $ 10.04      $ 11.36      $ 11.73  $10.48
                                                                         ------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.04/(d)/    0.07/(d)/    0.10/(d)/    0.13    0.15
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    1.99         1.84        (1.03)        1.09    1.60
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -            -            -            -       -
                                                                         ------------------------------------------------------
   Total income (loss) from investment operations.......................    2.03         1.91        (0.93)        1.22    1.75
                                                                         ------------------------------------------------------
Distributions:
   From net investment income...........................................   (0.05)       (0.09)       (0.10)       (0.13)  (0.15)
   From net realized gain on securities.................................       -        (0.16)       (0.29)       (1.46)  (0.35)
   From return of capital...............................................       -            -            -            -       -
                                                                         ------------------------------------------------------
   Total distributions..................................................   (0.05)       (0.25)       (0.39)       (1.59)  (0.50)
                                                                         ------------------------------------------------------
Net asset value at end of period........................................ $ 13.68      $ 11.70      $ 10.04      $ 11.36  $11.73
                                                                         ------------------------------------------------------
TOTAL RETURN/(a)/.......................................................   17.37%       19.47%       (8.47)%      11.99%  17.53%
                                                                         ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.95%        0.95%        0.95%        0.95%   0.98%
Ratio of expenses to average net assets/(c)/............................    1.28%        1.40%        1.53%        1.55%   1.69%
Ratio of expense reductions to average net assets.......................       -            -         0.01%           -       -
Ratio of net investment income loss to average net assets/(b)/..........    0.34%        0.72%        0.91%        1.18%   1.36%
Ratio of net investment income (loss) to average net assets/(c)/........    0.01%        0.26%        0.33%           -       -
Portfolio turnover rate.................................................      47%          42%         166%         100%     97%
Number of shares outstanding at end of period (000's)...................   5,217        5,035        4,496        2,677     462
Net assets at the end of period (000's)................................. $71,371      $58,923      $45,124      $30,403  $5,421

                                                                                          Socially Responsible Fund
                                                                         --------------------------------------------------
                                                                                            Year Ended August 31,
                                                                         --------------------------------------------------
                                                                             2004          2003          2002       2001
                                                                         -------       -------       -------      -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  9.42       $  8.44       $ 10.46      $ 14.16
                                                                         --------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.09/(d)/     0.09/(d)/     0.08/(d)/    0.13
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    0.82          0.96         (2.02)       (3.56)
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -             -             -            -
                                                                         --------------------------------------------------
   Total income (loss) from investment operations.......................    0.91          1.05         (1.94)       (3.43)
                                                                         --------------------------------------------------
Distributions:
   From net investment income...........................................   (0.08)        (0.07)        (0.08)       (0.13)
   From net realized gain on securities.................................       -             -             -        (0.14)
   From return of capital...............................................       -             -             -            -
                                                                         --------------------------------------------------
   Total distributions..................................................   (0.08)        (0.07)        (0.08)       (0.27)
                                                                         --------------------------------------------------
Net asset value at end of period........................................ $ 10.25       $  9.42       $  8.44      $ 10.46
                                                                         --------------------------------------------------
TOTAL RETURN/(a)/.......................................................    9.70%/(e)/   12.58%/(e)/  (18.65)%     (24.43)%
                                                                         --------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.56%         0.56%         0.56%        0.56%
Ratio of expenses to average net assets/(c)/............................    0.96%         1.30%         1.19%        0.76%
Ratio of expense reductions to average net assets.......................       -             -             -            -
Ratio of net investment income loss to average net assets/(b)/..........    0.91%         1.11%         0.82%        1.07%
Ratio of net investment income (loss) to average net assets/(c)/........    0.51%         0.37%         0.19%           -
Portfolio turnover rate.................................................     117%           96%           25%          58%
Number of shares outstanding at end of period (000's)...................   3,205         1,314         1,186        1,111
Net assets at the end of period (000's)................................. $32,850       $12,380       $10,008      $11,612

                                                                 Socially Responsible Fund
                                                                 -------------------------
                                                                   Year Ended August 31,
                                                                 -------------------------
                                                                           2000
                                                                         -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 12.88
                                                                         --------
Income (loss) from investment operations:
   Net investment income (loss).........................................    0.13
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    1.74
   Net increase from payments by affiliates resulting from disposal of
    investments in violation of investment restrictions.................       -
                                                                         --------
   Total income (loss) from investment operations.......................    1.87
                                                                         --------
Distributions:
   From net investment income...........................................   (0.13)
   From net realized gain on securities.................................   (0.46)
   From return of capital...............................................       -
                                                                         --------
   Total distributions..................................................   (0.59)
                                                                         --------
Net asset value at end of period........................................ $ 14.16
                                                                         --------
TOTAL RETURN/(a)/.......................................................   14.77%
                                                                         --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.56%
Ratio of expenses to average net assets/(c)/............................    1.15%
Ratio of expense reductions to average net assets.......................       -
Ratio of net investment income loss to average net assets/(b)/..........    0.99%
Ratio of net investment income (loss) to average net assets/(c)/........       -
Portfolio turnover rate.................................................      40%
Number of shares outstanding at end of period (000's)...................   1,009
Net assets at the end of period (000's)................................. $14,276

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (see Note 3).

                      FINANCIAL HIGHLIGHTS - CONTINUED                81

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                           Strategic Bond Fund
                                                         ------------------------------------------------------
                                                                          Year Ended August 31,
                                                         ------------------------------------------------------
                                                             2004         2003         2002       2001    2000
                                                         -------      -------      -------      -------  ------

PER SHARE DATA
Net asset value at beginning of period.................. $ 10.28      $  9.31      $  9.60      $  9.82  $ 9.86
                                                         ------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss).........................    0.57/(d)/    0.66/(d)/    0.62/(d)/    0.77    0.81
   Net realized and unrealized gain (loss) on
    investments and foreign currencies..................    0.46         0.95        (0.32)       (0.23)  (0.01)
   Net increase from payments by affiliates resulting
    from disposal of investments in violation of
    investment restrictions.............................       -            -            -            -       -
                                                         ------------------------------------------------------
   Total income (loss) from investment operations.......    1.03         1.61         0.30         0.54    0.80
                                                         ------------------------------------------------------
Distributions:
   From net investment income...........................   (0.56)       (0.64)       (0.59)       (0.76)  (0.84)
   From net realized gain on securities.................   (0.09)           -            -            -       -
   From return of capital...............................       -            -            -            -       -
                                                         ------------------------------------------------------
   Total distributions..................................   (0.65)       (0.64)       (0.59)       (0.76)  (0.84)
                                                         ------------------------------------------------------
Net asset value at end of period........................ $ 10.66      $ 10.28      $  9.31      $  9.60  $ 9.82
                                                         ------------------------------------------------------
TOTAL RETURN/(a)/.......................................   10.30%       17.73%        3.13%        5.90%   8.43%
                                                         ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............    0.88%        0.89%        0.89%        0.89%   0.89%
Ratio of expenses to average net assets/(c)/............    1.22%        1.52%        1.58%        1.09%   1.51%
Ratio of expense reductions to average net assets.......       -            -            -            -       -
Ratio of net investment income loss to average net
 assets/(b)/............................................    5.54%        6.79%        6.64%        8.68%   8.27%
Ratio of net investment income (loss) to average net
 assets/(c)/............................................    5.20%        6.17%        5.95%           -       -
Portfolio turnover rate.................................     127%          63%         109%          69%    100%
Number of shares outstanding at end of period (000's)...   7,484        4,431        2,810        1,574     598
Net assets at the end of period (000's)................. $79,793      $45,565      $26,167      $15,113  $5,870

/(a)/Includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

       82    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees of VALIC Company II:

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VALIC Company II (comprised of Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Growth II Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, and Strategic Bond Fund) as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting VALIC Company II as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG LLP

October 20, 2004

August 31, 2004               TRUSTEE INFORMATION (Unaudited)                83

                                                                                                          Number of
                                                                                                           Funds in
                                 Position    Term of Office                                              Fund Complex
Name, Birth Date                 Held With   and Length of                                               Overseen by
and Address*                   VALIC Complex Time Served(4) Principal Occupations During Past Five Years  Trustee(2)
----------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dr. Judith L. Craven           Trustee            1998-     Retired.                                          73
  DOB: October 6, 1945                          Present









----------------------------------------------------------------------------------------------------------------------
William F. Devin               Trustee            2001-     Retired.                                          73
  DOB: December 30, 1938                        Present

----------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner           Trustee            1998-     Professor and Head, Department of                 36
  DOB: July 15, 1949                            Present     Neuroscience, and Visscher Chair of
                                                            Physiology, University of Minnesota
                                                            (1999-Present). Formerly, Director,
                                                            Graduate Program in Neuroscience,
                                                            University of Minnesota (1995-1999);
                                                            Professor of Neurosurgery, University of
                                                            Minnesota (1980-1999); Consultant to
                                                            EMPI Inc. (1994-1995); and Medtronic
                                                            Inc. (1997-1998).
----------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr. Trustee            1998-     Municipal Court Judge, Dallas, Texas              36
  DOB: July 27, 1940                            Present     (1995-Present).
----------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman           Trustee            1998-     President Emeritus, Rice University,              36
  DOB: March 2, 1912                            Present     Houston, Texas (1985-Present).

----------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster         Trustee            1998-     Pastor Emeritus and Director of Planned           36
  DOB: December 15, 1923                        Present     Giving, First Presbyterian Church
                                                            (1997-Present).
----------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery              Trustee            2001-     Vice President of Massachusetts Capital           36
  DOB: December 30, 1949                        Present     Resources Co. (1982-Present).

----------------------------------------------------------------------------------------------------------------------
Ben H. Love                    Trustee            1998-     Retired.                                          36
  DOB: September 26, 1930                       Present
----------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.        Trustee            1998-     President, Meharry Medical College,               36
  DOB: October 28, 1946                         Present     Nashville, Tennessee (1994-Present).


----------------------------------------------------------------------------------------------------------------------



Name, Birth Date                    Other Directorships
and Address*                        Held by Trustee(3)
-------------------------------------------------------------
Independent Trustees
Dr. Judith L. Craven           Director, A.G. Belo
  DOB: October 6, 1945         Corp., a media company
                               (1992-Present); Director
                               SYSCO Corp., a food
                               marketing and distribution
                               company (1996-Present);
                               Director, Luby's, Inc., a
                               restaurant chain (1998-
                               Present); Director, University
                               of Texas Board of Regents
                               (2001-Present).
-------------------------------------------------------------
William F. Devin               Member, Board of Governors,
  DOB: December 30, 1938       Boston Stock Exchange (1985-
                               Present).
-------------------------------------------------------------
Dr. Timothy J. Ebner           None.
  DOB: July 15, 1949








-------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr. None.
  DOB: July 27, 1940
-------------------------------------------------------------
Dr. Norman Hackerman           Chairman--Scientific Advisory
  DOB: March 2, 1912           Board for The Robert A. Welch
                               Foundation (1983-Present).
-------------------------------------------------------------
Dr. John Wm. Lancaster         None.
  DOB: December 15, 1923

-------------------------------------------------------------
Kenneth J. Lavery              Director, Board of Overseers,
  DOB: December 30, 1949       Newton Wellesley Hospital
                               (1996-Present).
-------------------------------------------------------------
Ben H. Love                    None.
  DOB: September 26, 1930
-------------------------------------------------------------
Dr. John E. Maupin, Jr.        Director, Monarch Dental
  DOB: October 28, 1946        Corp. (1997-Present);
                               Director, Pinnacle Financial
                               Partners, Inc. (2000-Present).
-------------------------------------------------------------

84          TRUSTEE INFORMATION (Unaudited) - CONTINUED          August 31, 2004

                                                                                                   Number of
                                                                                                    Funds in
                          Position    Term of Office                                              Fund Complex
Name, Birth Date          Held With   and Length of                                               Overseen by
and Address*            VALIC Complex Time Served(4) Principal Occupations During Past Five Years  Trustee(2)
---------------------------------------------------------------------------------------------------------------
Interested Trustees
Paige T. Davis(1)       Trustee            2002-     Formerly, Regional Manager, VALIC                 36
  DOB: July 4, 1943                      Present     (1976-2001).









---------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(1)     Trustee            2001-     President, CEO and Director, AIG                  82
  DOB: January 23, 1954                  Present     SunAmerica Asset Management Corp.
                                                     ("SAAMCo.") (August 1995-Present);
                                                     Director, AIG SunAmerica Capital
                                                     Services, Inc. ("SACS") (August 1993-
                                                     Present).
---------------------------------------------------------------------------------------------------------------



Name, Birth Date             Other Directorships
and Address*                 Held by Trustee(3)
------------------------------------------------------
Interested Trustees
Paige T. Davis(1)       Director, Maryland African
  DOB: July 4, 1943     American Museum
                        Corp. (1999-Present);
                        Director, Maryland Racing
                        Commission (1996-Present);
                        Director, Morgan State
                        University Foundation, Inc.
                        (1998-Present); Director,
                        Maryland Health and Higher
                        Education Facilities Authority
                        (1987-Present).
------------------------------------------------------
Peter A. Harbeck(1)     None.
  DOB: January 23, 1954




------------------------------------------------------

* The business address for each Trustee is, 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Trustee, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current or former employment with VALIC (Mr. Davis) or SAAMCo (Mr. Harbeck), companies affiliated with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG Series Trust (4 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (32 portfolios), VALIC Company I
   (21 funds), and VALIC Company II (15 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under the preceding column.
(4)Trustees serve until their successors are duly elected and qualified.

   Additional Information concerning the Trustee is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

August 31, 2004 VALIC COMPANY II - SHAREHOLDER TAX INFORMATION (Unaudited)   85

Certain tax information regarding VALIC Company II is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the year ended August 31, 2004.

During the year ended August 31, 2004, the Funds paid the following dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                            Net          Net                                Qualifying % for the
                                Total     Ordinary    Long-term     Foreign      Foreign       70% Dividends
Fund                          Dividends    Income   Capital Gains Tax Credit* Source Income  Received Deduction
----                          ---------- ---------- ------------- ----------- ------------- --------------------
Aggressive Growth Lifestyle.. $  295,103 $  295,103   $      -     $      -     $      -            27.80%
Conservative Growth Lifestyle    926,203    926,203          -            -            -             7.10%
Core Bond....................  4,040,227  3,625,650    414,577            -            -                -
High Yield Bond..............  4,350,004  4,350,004          -            -            -             0.86%
International Growth II......    631,419    631,419          -      124,417      887,349             2.15%
Large Cap Value..............    724,004    724,004          -            -            -           100.00%
Mid Cap Value................    190,001    190,001          -            -            -            25.52%
Moderate Growth Lifestyle....  1,158,503  1,158,503          -            -            -            11.53%
Money Market II..............    422,780    422,780          -            -            -                -
Small Cap Value..............    272,003    272,003          -            -            -           100.00%
Socially Responsible.........    211,004    211,004          -            -            -           100.00%
Strategic Bond...............  4,141,087  3,603,000    538,087            -            -             0.14%

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004, which will be made available after the end of the calendar year.

*The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders.

       86       VALIC COMPANY II - COMPARISONS: FUND VS. INDEXES

In the following pages, we have included graphs that compare the Fund's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the VCII Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the insurance company expenses associated with the variable annuity contract. All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity.

           AGGRESSIVE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS.    87
                                    INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the year ended August 31, 2004, the equity markets and the bond markets both had very impressive years with the Dow Jones Wilshire 5000 Total Market Index returning +11.49%, EAFE returning 22.64% and the Lehman Aggregate returning +6.13%. Over the twelve-month period ending August 31, 2004, the Fund returned +9.66% versus a return of +11.45% for the S&P 500(R) Index, the Fund's benchmark, and 13.71% for the blended index. This underperformance can primarily be attributed to the underlying equity funds trailing the asset class returns of the Dow Jones Wilshire 5000 & EAFE. Two of the larger equity holdings, the VC II International Growth II Fund and the VC II Capital Appreciation Fund, underperformed their respective asset class returns. These two funds represented over 50% of the portfolio as of August 31, 2004. On a positive note, the largest holding, the VC II Large Cap Value Fund, returned +13.33%, gross of fees, outpacing the Dow Jones Wilshire 5000 by +1.84%.
                                    [CHART]

                          Growth of $10,000 Investment

        Aggressive Growth
         Lifestyle Fund       S & P 500/(R)/ Index*    Blended Index**
        -----------------     ---------------------    ---------------
9/98        $10,000                  $10,000              $10,000
8/99         12,638                   13,057               12,778
8/00         16,418                   15,188               14,850
8/01         12,300                   11,484               11,600
8/02         10,453                    9,417               10,009
8/03         11,897                   10,553               11,265
8/04         13,046                   11,762               12,810


For the year ended August 31, 2004, the Aggressive Growth Lifestyle Fund returned 9.66% compared to 11.45% for the S&P 500(R) Index and 13.71% for the Blended Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of Aggressive Growth Lifestyle Fund consists of a combination of Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (65%), Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index (25%), and Lehman Brothers U.S. Aggregate Index (10%).

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
9.66%    0.64%       4.58%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees and surrender charges.

       88    CAPITAL APPRECIATION FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with Credit Suisse Asset Management, LLC

The Fund had a gain of 1.70% in the twelve months ending August 31, 2004, trailing the Russell 1000(R) Growth Index, which had an increase of 5.36%.

The investment environment was favorable in the first half of the period, but conditions deteriorated amid heightened geopolitical concerns, persistently high oil prices and the perception that US interest rates would rise from historical lows. These factors clouded the corporate earnings outlook, causing investors to take profits after a strong equity rally in 2003. Growth stocks underperformed value stocks, mostly due to a sharp selloff in the technology sector, which comprises a larger share of the growth universe. In the end, the broad rise in US equities supported the Fund's absolute performance. The fund and its benchmark tended to lag value-oriented stock portfolios in the period.

The Fund's sector allocation is a byproduct of our bottom-up stock selection process. The Fund was underweighted in the technology sector during much of the period, including in the final months when technology stocks struggled. This position was a large sector contributor to the Fund's performance relative to its benchmark, as technology was the poorest performing sector in the Russell 1000(R) Growth Index. The Fund's overweighting in energy was also beneficial, while its underweighting in the financial services sector, which gained 9.5% in the benchmark, hindered its relative performance.

Top contributors to the Fund's performance on the stock level included Yahoo and Ebay, representing 2.4% and 2.7% of the Fund, respectively, as of August 31, 2004. We increased our exposure to these "new media" companies during the period in the belief that they might begin to capture more advertising dollars, and the theme was beneficial. Tyco, representing 3.2% of the Fund as of August 31, 2004, an ongoing turnaround story, was another good performer for the Fund. XTO Energy, representing 1.8% of the Fund as of August 31, 2004, a natural gas producer, had a solid return as well. Our overweightings in these four stocks helped performance. Stocks that detracted from performance vs. the Fund's benchmark included Pfizer, a position we eliminated late in the period based on our concerns over its product pipeline. IAC/InterActive, representing 1.6% of the Fund as of August 31, 2004, an interactive commerce company, was another underperformer. Relative performance was hampered by not owning Johnson & Johnson and Qualcomm, which both rallied. Combined, the two stocks accounted for approximately 4.5% of the benchmark as of the end of the period.
                                    [CHART]

Growth of $10,000 Investment

        Capital Appreciation    Russell 1000/R/
                Fund            Growth Index*
        ---------------------   ------------
9/98           $10,000            $10,000
8/99            13,811             13,726
8/00            18,048             18,318
8/01             9,843             10,016
8/02             7,239              7,795
8/03             8,281              8,893
8/04             8,422              9,369


For the year ended August 31, 2004, the Capital Appreciation Fund returned 1.70% compared to 5.36% for the Russell 1000(R) Growth Index.

*The Russell 1000 Growth(R) Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
1.70%   -9.42%       -2.85%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

          CONSERVATIVE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS.   89
                                    INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the year ended August 31, 2004, the equity markets and the bond markets both had very impressive years with the Dow Jones Wilshire 5000 Total Market Index returning +11.49%, EAFE returning +22.64% and the Lehman Aggregate returning +6.13%. Over the twelve-month period ending August 31, 2004, the Conservative Growth Lifestyle Fund returned +7.60% versus a return of +11.45% for the S&P 500(R) Index, the Fund's benchmark, and +9.78 for the blended index. This underperformance can be attributed to the underlying equity funds trailing the asset class return of the Dow Jones Wilshire 5000 & EAFE. Two of the larger equity holdings, the VC II International Growth II Fund and the VC II Capital Appreciation Fund, underperformed their respective asset class returns. These two Funds represented 28% of the portfolio at the end of the fiscal year. On a positive note, the two largest holdings, the VC II Large Cap Value Fund and the VC II Core Bond Fund, outperformed their asset class benchmarks by +1.84% and +.40%, gross of fees, respectively.
                                    [CHART]

                          Growth of $10,000 Investment

         Conservative Growth
            Lifestyle Fund       S & P 500/(R)/ Index*     Blended Index**
         -------------------     ---------------------     ---------------
9/98           $10,000                  $10,000               $10,000
8/99            11,599                   13,057                11,423
8/00            13,841                   15,188                12,922
8/01            12,906                   11,484                11,906
8/02            12,309                    9,417                11,391
8/03            13,528                   10,553                12,487
8/04            14,557                   11,762                13,708


For the year ended August 31, 2004, the Conservative Growth Lifestyle Fund returned 7.60% compared to 11.45% for the S&P 500(R) Index and 9.78% for the Blended Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of the Fund consists of a combination of the Dow Jones
  Wilshire 5000 Total Market Index ("Wilshire") (42%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index (8%), and Lehman Brothers U.S. Aggregate Index (50%).

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
7.60%    4.65%       6.52%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       90          CORE BOND FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the annual period ending August 31, 2004, the Core Bond Fund returned 5.71%. The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.13% for the twelve-month period.

Market conditions, as one might expect, have an important influence on the Fund's performance versus its benchmark. The past year has been witness to an excellent environment for high yield bonds; benign inflation, a steep yield curve and an improving fundamental picture have all contributed to strong excess returns. The Fund's yield advantage and overweight in high yield bonds over the longer term benefited returns versus the benchmark.

Sector selection was a marginal drag on performance. Among those sectors, industrial and finance companies performed the worst. The Fund's allocation to mortgage backed securities was beneficial to performance. The increasing compression on a spread basis among sectors made it increasingly difficult to successfully add alpha on a consistent basis in this sub-sector of performance.

Security selection was a primary driver of performance for the 12 month period. Three names that added to the performance of the Fund were Georgia Pacific, Citigroup and Proctor and Gamble bonds. This performance sub-component continues to be a key source of our returns.

An overweight in credit was maintained throughout the period. Positions were increased in the high yield asset class in the first quarter of 2004, as favorable conditions for continued outperformance were ascertained. Credit positions were bolstered in the third quarter due to technical conditions. U.S. Agency investments were reduced in the second quarter due to anticipated event risk surrounding accounting issues at FHLMC and FNMA.
                                    [CHART]

Growth of $10,000 Investment

                                 Lehman Brothers
        Core Bond Fund        Aggregate Bond Index*
        --------------        --------------------
9/98       $10,000                 $10,000
8/99         9,983                   9,958
8/00        10,513                  10,709
8/01        11,649                  12,033
8/02        12,334                  13,009
8/03        12,836                  13,576
8/04        13,569                  14,408


For the year ended August 31, 2004, the Core Bond Fund returned 5.71% compared to 6.13% for the Lehman Brothers Aggregate Bond Index.

*The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
5.71%    6.33%       5.27%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              HIGH YIELD BOND FUND - COMPARISON: FUND VS. INDEX       91

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the year ended August 31, 2004, the High Yield Fund returned 16.27% compared to its benchmark, the Citigroup High Yield Market Index return of 14.34%. The combination of low interest rates, low default rates and a growing economy formed a solid backdrop for the high yield market over the past 12 months. The yield on the 10-year Treasury note ranged from 3.68% to 4.87% during the period, while averaging 4.29%. The economy grew at a low-single digit pace and default rates, as measured by Moody's, have dropped to 3.8% from a peak of over 10%. As a result of these factors, investors have been willing to take more risk, so our strategy of investing in higher risk lower rated credits contributed positively to the Fund.

Underweights in automotive and restaurants and an overweight in the electric industry detracted from performance. However an underweight in media (non-cable), lodging, healthcare and environment were positive contributors.

Security selection was the primary driver of performance with particularly strong security selection in wireless telecommunications, media cable, pharmaceuticals and transport services. Specific names include Charter Communications, Elan, Atlas Air, IPCS and IWO Holdings which each contributed to the Fund's outperformance of its benchmark.
                                    [CHART]

Growth of $10,000 Investment

            High Yield    Citigroup High Yield
             Bond Fund       Market Index*
            ----------    --------------------
9/98          $10,000         $10,000
8/99           10,540          10,513
8/00           11,173          10,655
8/01           10,927          10,674
8/02           10,060           9,766
8/03           12,481         12,392
8/04           14,512          14,170


For the year ended August 31, 2004, the High Yield Bond Fund returned 16.27% as compared to 14.34% for the Citigroup High Yield Market Index.

*The Citigroup High Yield Market Index captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
16.27%   6.61%       6.47%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       92   INTERNATIONAL GROWTH II FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with Putnam Investment Management, LLC

For the annual period ended August 31, 2004, the International Growth II Fund returned 15.42% underperforming its benchmark, the MSCI EAFE Index, which returned 22.64%. The Fund's underperformance was largely the result of unfavorable stock selection in the financial and communications services sectors. An underweight allocation to the strongest performing sector (utilities) coupled with an overweight to the weakest performing sector (technology) also detracted from performance results over the past year.

The last months of 2003 and the beginning of 2004 continued a challenging period for valuation-oriented investment processes such as ours that favor companies with strong upside potential, especially in terms of future cash flow. The rally among stocks of largely unprofitable, debt-burdened companies was the single most important investment theme of 2003, and the biggest detractor from the Fund's annual performance. While markets are currently experiencing a change in leadership as large- and mega-cap stocks once again outpace the market, relative performance over the full year period was hampered most by last year's rally.

Over the past year, stock selection was especially strong in the technology and consumer staples sectors. While the Fund's overweight to the technology sector worked against us during the period as technology stocks lagged the broader market, our investments in companies like Ericsson added positive performance.

The financial sector was a primary area of underperformance, as a few key portfolio holdings in Europe underperformed and weighed on results. This was notable in the insurance sector as our investments in Swiss Re and ING Group lagged. Stock selection was also weak in the communications services sector, where two of our primary wireless companies trailed the market.

In country terms, stock selection was weakest in Japan, followed by the United Kingdom. Japanese mobile phone market leader NTT DoCoMo was the single greatest detractor from performance. The stock was severely punished despite an attractive valuation, a dominant position in the Japanese mobile phone market, and minimal exposure to overseas markets and currencies. Yet another strong Japanese company, Canon, was our second-biggest Japanese detractor. Canon remains a top holding in the Fund due to its high quality, shareholder friendly management team, market dominance in its digital cameras, printers and copier business lines, and attractive valuation resulting from strong cash flow. Our investment in HSBC (U.K.) earlier in the period was also a top detractor from results.

While strengthening international currencies proved beneficial to both index and Fund returns, our positions vis-a-vis the index detracted overall. This was most evident in Europe, where average underweights to Continental Europe and the United Kingdom detracted as the Euro and British Pound appreciated versus the U.S. dollar. Overweights to the Swiss Franc and emerging-market currencies also detracted from results.
                                    [CHART]

Growth of $10,000 Investment

          International
         Growth II Fund    MSCI EAFE Index*
         ---------------   ----------------
9/98         $10,000           $10,000
8/99          11,911            13,213
8/00          16,355            14,475
8/01          11,752            10,950
8/02          10,234             9,313
8/03          10,842            10,161
8/04          12,514            12,462


For the year ended August 31, 2004, the International Growth II Fund returned 15.42% as compared to 22.64% for the MSCI EAFE Index.

*The Morgan Stanley Capital International, Europe, Australasia, and the Far
 East Index (MSCI EAFE Index) is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
15.42%   0.99%       3.85%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              LARGE CAP VALUE FUND - COMPARISON: FUND VS. INDEX       93

MANAGEMENT OVERVIEW

A discussion with SSgA Funds Management, Inc.

The Large Cap Value Fund returned 12.42% for the twelve-month period ended August 31, 2004, compared to the Russell 1000(R) Value Index, which returned 17.52%. During the twelve-month period ended August 31, 2004, low quality stocks that were expensive on a price-to-free cash flow basis tended to outperform quality stocks. Our investment process incorporates perspectives on valuation, quality and sentiment. Specifically, we seek to own high quality stocks with strong cash flow available to sustain future growth, as well as those that are inexpensive on a price-to-earnings basis.

Our sector exposures relative to the benchmark are a function of stock selection. Poor stock selection among technology and consumer discretionary names has led to the Fund's underperformance for the past year. Atmel Corp. (-28%) and Avnet Inc. (-35%) were two semiconductor names that detracted from performance. Atmel declined after some analysts forecasted lower chip prices as a result of lighter demand. Also dampening performance were high tech manufacturers Scientific Atlanta (-20%) and Motorola Inc. Scientific Atlanta was overweighted when the stock dropped after failing to meet analysts' 2/nd/ quarter estimates. The Fund also was hurt by not owning Motorola, which gained +72%. Overweights to Blockbuster (-24%) and Cendant Corp. (-12%) led to the Fund's breakdown in the consumer discretionary sector. In the case of Blockbuster, the world's largest video store chain declined after Viacom Inc. announced its intention to sell its 80% stake in Blockbuster. While not sufficient to overcome the Fund's losses, materials and energy stocks added value. Oil companies Amerada Hess Corp., Occidental Petroleum Corp. and Sunoco benefited from increased oil prices. Overweight positions to these companies resulted in positive contributions.
                                    [CHART]

Growth of $10,000 Investment

                Large Cap     Russell 1000/R/
                Value Fund      Value Index*
                ----------    ---------------
9/98             $10,000          $10,000
8/99              12,126           12,244
8/00              13,018           12,753
8/01              12,672           12,610
8/02              11,786           10,954
8/03              12,798           12,227
8/04              14,388           14,369


For the year ended August 31, 2004, the Large Cap Value Fund returned 12.42% as compared to 17.52% for the Russell 1000(R) Value Index.

*The Russell 1000(R) Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
12.42%   3.48%       6.31%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       94       MID CAP GROWTH FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with INVESCO Institutional (NA), Inc.

The Mid Cap Growth Fund returned 4.21% for the twelve-month period ended August 31, 2004, compared to the Russell MidCap Growth(R) Index, which returned 7.46%.

The Fund underperformed its benchmark during the period primarily due to stock selection in the Health Care sector, specifically in the biotechnology industry. Gilead Sciences, Inc., a biopharmaceutical company that discovers, develops and commercializes therapeutics to advance the care of patients suffering from life-threatening diseases worldwide, negatively impacted the Fund. In addition, an overweight position and stock selection in the Information Technology sector contributed to negative performance relative to the benchmark. Stock picks in the software industry, specifically Novell, Inc., a provider of business solutions that work across multiple platforms and are designed to secure and empower the networked world, generated most of the negative performance relative to the benchmark in the Information Technology sector. Underweight positions in the Consumer Staples sector and the Materials sector also contributed to negative performance relative to the benchmark.

The most positive impact on performance relative to the benchmark came from the Industrials sector during the period. Within this sector, Fastenal Company, a company engaged in the wholesale distribution of industrial and construction supplies, generated positive performance in the trading companies and distributors industry. Stock selection in the Consumer Discretionary sector and the Energy sector also contributed to relative performance. The largest contributor to absolute and relative performance during the period was Symantec Corp., a provider of software, appliances and services designed to help individuals, small and mid-sized businesses and large enterprises secure and manage their information technology (IT) infrastructure.

At the end of the period, the Fund was overweight in the Energy, Financials, Industrials and Telecommunications sectors and underweight in the Consumer Staples, Health Care, and Materials sectors compared to the benchmark.
                                    [CHART]

Growth of $10,000 Investment

             Mid Cap Growth   Russell Midcap/R/
                  Fund          Growth Index*
             --------------   ------------------
9/98            $10,000            $10,000
8/99             11,636             13,692
8/00             17,017             22,891
8/01              9,020             12,580
8/02              6,460              9,639
8/03              8,293             12,568
8/04              8,642             13,506


For the year ended August 31, 2004, the Mid Cap Growth Fund returned 4.21% as compared to 7.46% for the Russell Midcap(R) Growth Index.

*The Russell Midcap(R) Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
4.21%   -5.78%       -2.43%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

               MID CAP VALUE FUND - COMPARISON: FUND VS. INDEX        95

MANAGEMENT OVERVIEW

A discussion with Wellington Management Company, LLP.

The Mid Cap Value Fund managed by Wellington Management, LLP started out the fiscal year with strong absolute performance numbers, posting double digit appreciation in the first fiscal quarter alone. During the second half of the fiscal year, the market seemed to lack a strong desire to move in either direction. Overall, the Fund finished with solid gains (+14.86%), but under-performed its benchmark, the Russell 2500(R) Value Index (+19.89%), during the 12-month period ended August 31, 2004.

Security selection, which was negative in seven of ten sectors, was the primary driver of the underperformance, relative to the benchmark. The Fund's absolute performance was driven primarily by gains in utilities, materials, energy, and consumer staples. In terms of individual stocks, IMC Global, TXU Corp, XTO Energy, Rinker Group, and Foot Locker were the largest contributors to absolute performance.

On a relative basis, stock selection in the financials, industrials, and information technology sectors detracted the most from performance. Bally Total Fitness, Converium Holdings, and Fairchild Semiconductor were the largest individual detractors from absolute returns.

The fiscal year began with a sustained economic recovery, but with slowed momentum. The Fund emphasized cyclicals during the year to benefit from improving manufacturing, by overweighting materials, industrials, and energy. The Fund had the most significant underweight position in financials due to our limited exposure to REITs, which didn't have the fundamentals to support the premium at which they were trading.

The Mid Cap Value Fund style seeks to add value through bottom-up, fundamentally driven security selection. The approach employs a contrarian approach to stock selection, favoring securities that appear to be temporarily misunderstood or undervalued in the marketplace.
                                    [CHART]

Growth of $10,000 Investment

         Mid Cap     Russell 2500/R/
        Value Fund    Value Index*
        ----------   -------------
9/98     $10,000       $10,000
8/99      13,560        11,202
8/00      17,534        12,633
8/01      18,365        14,481
8/02      16,502        13,934
8/03      19,865        16,911
8/04      22,818        20,275


For the year ended August 31, 2004, the Mid Cap Value Fund returned 14.86% as compared to 19.89% for the Russell 2500(R) Value Index.

*The Russell 2500(R) Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
14.86%  10.97%       14.89%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       96  MODERATE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the year ended August 31, 2004, the equity markets and the bond markets both had very impressive years with the Dow Jones Wilshire 5000 Total Market Index returning +11.49%, EAFE returning +22.64% and the Lehman Aggregate returning +6.13%. Over the twelve months ending August 31, 2004, the Moderate Growth Lifestyle Fund returned +8.96% versus +11.45% for the S&P 500(R) Index, the Fund's benchmark, and +11.59% for the blended index. This underperformance can be attributed to the underlying equity funds trailing the asset class return of the Dow Jones Wilshire 5000 & EAFE. Two of the larger equity holdings, the VC II International Growth II Fund and the VC II Capital Appreciation Fund, underperformed their respective asset class returns. These two funds represented 41% of the portfolio as of August 31, 2004. On a positive note, the two largest holdings, the VC II Large Cap Value Fund and the VC II Core Bond Fund, outperformed their asset class benchmarks by +1.84% and + .40%, gross of expenses, respectively.
                                    [CHART]

                          Growth of $10,000 Investment

          Moderate Growth
          Lifestyle Fund      Blended Index**     S & P 500/(R)/ Index*
          ---------------     ---------------     ---------------------
9/98          $10,000           $10,000                 $10,000
8/99           12,039            12,075                  13,057
8/00           14,843            13,869                  15,188
8/01           12,748            11,773                  11,484
8/02           11,650            10,703                   9,417
8/03           13,029            11,907                  10,553
8/04           14,197            13,287                  11,762


For the year ended August 31, 2004, the Moderate Growth Lifestyle Fund returned 8.96% as compared to 11.45% for the S&P 500(R) Index and 11.59% for the Blended Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of the Fund consists of a combination of the Dow Jones
  Wilshire 5000 Total Market Index ("Wilshire") (55%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") (15%) Index, and Lehman Brothers U.S. Aggregate Index (30%).

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
8.96%    3.35%       6.07%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              MONEY MARKET II FUND - COMPARISON: FUND VS. INDEX       97

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

Throughout most of the fiscal year the Federal Open Market Committee ("FOMC") held short-term rates steady at 1.00%. As the economy strengthened, the FOMC removed its deflationary bias and focused on the employment situation, more specifically the lack of job creation.

The Labor Department's non-farm payroll survey began to show net job creation in September of 2003, peaking in March of 2004 with the addition of over 350,000 new hires. This acceleration in job growth prompted the FOMC to begin increasing the federal funds rate, albeit at a measured pace. The FOMC raised the federal funds rate by 25 basis points at their June and August meetings, bringing their target rate to 1.50%.

Sector selection had little impact on the portfolio. Instead value was added through active management of the portfolio's duration. During the second half of the reporting period, we reduced the Fund's weighted average to maturity in order to take advantage of rising short-term interest rates.

       98      SMALL CAP GROWTH FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with Franklin Advisers, Inc.

In aggregate, the US stock market ended the past year with positive returns, although performance throughout the year was volatile. The first half of the reporting period was characterized by strong equity market gains, driven by a rapidly growing U.S. economy and better than expected profit results. Third quarter 2003 GDP grew 8.2%, and this coupled with improving profits and growing consumer confidence helped lead the markets higher. However, investors grew more cautious early in 2004 when GDP and job statistics came in below expectations. As well, geopolitical tensions, including the war in Iraq, record high oil prices, and fears of rising interest rates weighed heavily on the markets. After broad declines from April through mid-May, markets turned around on positive economic news in June, just to reverse back in July and August amidst earnings disappointments, particularly from technology companies, rising energy prices, and mixed economic data.

For the one-year period ended August 31, 2004, the Small Cap Growth Fund returned 5.15% outperforming the Russell 2000(R) Growth Index's return of 3.38%. The Fund's performance relative to the index was positively impacted by the strong stock selection in electronic technology, process industries, energy minerals and transportation sectors. The positive performance was partially offset by our weak relative performance of selected investments in technology services and health technology, including the biotechnology industry.

Our philosophy is to invest in small cap stocks that present the best trade-off between growth opportunity, business and financial risk, and valuation. We focus on innovative, rapidly growing companies in a variety of industries. We search for companies with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth. We look for companies with solid balance sheets, having the ability to invest in future growth and gain market share, and strong operating leverage, or the ability to increase profit margins as sales grow.
                                    [CHART]

Growth of $10,000 Investment

          Small Cap    Russell 2000/R/
         Growth Fund    Growth Index*
         -----------   ---------------
9/98       $10,000         $10,000
8/99        13,831          13,072
8/00        23,362          18,181
8/01        12,512          11,828
8/02         8,661           8,750
8/03        11,353          11,804
8/04        11,938          12,203


For the year ended August 31, 2004, the Small Cap Growth Fund returned 5.15% as compared to 3.38% for the Russell 2000(R) Growth Index.

*The Russell 2000(R) Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
5.15%   -2.90%       3.03%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              SMALL CAP VALUE FUND - COMPARISON: FUND VS. INDEX       99

MANAGEMENT OVERVIEW

A discussion with Banc One Investment Advisors Corp.

The Fund and the benchmark benefited from an upward trend in the overall stock market in the year ended August 31, 2004. A recovery in the economy gave a boost to overall corporate earnings, thus fueling a stock market advance that pushed the Fund's benchmark, the Russell 2000(R) Value Index up by 19.49% over the year ended August 31, 2004 versus the Fund's return of 17.37%.

Sector selection added value in the past year. Overweights specifically in consumer cyclicals, transportation and energy helped the Fund's performance. The Fund was hurt most notably by an under weighting in the REIT sector.

Security selection was a negative for the Fund in the year ended August 31, 2004. More sectors were hurt by security selection than were helped. The top four stocks that helped the Fund in terms of contribution were Ashland, Brush Engineered Materials, Stein Mart, and CyberOptics. On the negative side, the three specific securities that hurt the Fund the most were Advanced Fiber Communications, Health Net, and Lattice Semiconductor.
                                    [CHART]

Growth of $10,000 Investment

            Small Cap   Russell 2000/R/
           Value Fund     Value Index*
           ----------   ---------------
9/98        $10,000         $10,000
8/99         10,361          10,834
8/00         12,176          12,318
8/01         13,636          14,540
8/02         12,469          13,726
8/03         14,912          16,976
8/04         17,502          20,286


For the year ended August 31, 2004, the Small Cap Value Fund returned 17.37% as compared to 19.49% for the Russell 2000(R) Value Index.

*The Russell 2000(R) Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager's opportunity set.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
17.37%  11.06%       9.88%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       100   SOCIALLY RESPONSIBLE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the year ended August 31, 2004, the Socially Responsible Fund posted a return of 9.70%, while the S&P 500(R) Index had a return of 11.45%. A portion of the underperformance of -1.75% can be attributed to sector weightings, in particular, the Energy and Utility sectors. The underweighting of the energy and utility sectors, stemming from the social mandate, cost the fund approximately -1.00%. Once again, stock selection was a positive as Motorola, Proctor & Gamble and EBay helped offset some of the sector bias. Large cash flows into the Fund is another reason the Fund's performance lagged the benchmark. These large cash flows created larger than expected cash positions, which then created a cash drag.
                                    [CHART]

                          Growth of $10,000 Investment

           Socially
       Responsible Fund   S & P 500/(R)/ Index*
       ----------------   ---------------------
9/98        $10,000              $10,000
8/99         12,783               13,057
8/00         14,672               15,188
8/01         11,087               11,484
8/02          9,019                9,417
8/03         10,153               10,553
8/04         11,138               11,762


For the year ended August 31, 2004, the Socially Responsible Fund returned 9.70% as compared to 11.45% for the S&P 500(R) Index.

*The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S.
 corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
9.70%   -2.72%       1.83%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              STRATEGIC BOND FUND - COMPARISON: FUND VS. INDEX        101

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (Prior to January 1, 2002, American General Investment, L.P. served as sub-adviser)

For the annual period ending August 31, 2004, the Strategic Bond Fund returned 10.30%. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.13% for the twelve-month period.

Market conditions, as one might expect, have an important influence on the Fund's performance versus its benchmark. The past year has been witness to an excellent environment for high yield and emerging market debt; benign inflation, a steep yield curve and an improving fundamental picture have all contributed to strong excess returns.

Sector selection is a primary driver of returns for the Strategic Bond Fund. Relative overweights in the high yield, emerging markets and non-U.S. dollar asset classes all proved beneficial to outperformance. The positive credit environment of stable to improving fundamentals, good technicals and lower volatility, have all bolstered the performance of these non-traditional asset classes. Non-U.S. dollar performance was realized by the weakness of the U.S. Dollar, which suffered over the past 12 months most notably versus the Euro.

During the period, positions in emerging markets were reduced in favor of investment grade bonds to realize gains and protect against increased volatility in the asset class. High yield positions were also reduced just prior to the end of the period as valuations reached attractive sale levels in some issues.

As of August 31, 2004, the Fund's assets were allocated in the following percentage ranges: 36% high yield bonds; 24% emerging market debt; 24% investment grade debt; 9% in non-U.S. dollar debt issued by developed countries and 7% in cash.
                                    [CHART]

Growth of $10,000 Investment

       Strategic Bond      Lehman Brothers
             Fund       Aggregate Bond Index*
       --------------   --------------------
9/98       $10,000             $10,000
8/99        10,409               9,958
8/00        11,286              10,709
8/01        11,951              12,033
8/02        12,326              13,009
8/03        14,511              13,576
8/04        16,021              14,408


For the year ended August 31, 2004, the Strategic Bond Fund returned 10.30% as compared to 6.13% for the Lehman Brothers Aggregate Bond Index.

*The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Return/(a)/
--------------------------------
1 Year  5 Years Since Inception*
--------------------------------
10.30%   9.01%       8.25%
--------------------------------

*Inception date of the Fund: September 21, 1998

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       102                      VALIC COMPANY II


BOARD OF TRUSTEES
Judith L. Craven
Paige T. Davis
William F. Devin
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Peter A. Harbeck
John W. Lancaster
Kenneth J. Lavery
Ben H. Love
John E. Maupin, Jr.

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS
AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Haborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Banc One Investment Advisors Corporation
1111 Polaris Parkway
Columbus, Ohio 43271-0211

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403-1906

INVESCO Institutional (N.A.), Inc.
4530 S. Manoca Street
Denver, Colorado 80237

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

SSgA Funds Management, Inc.
2 International Place
Boston, Massachusetts 02110

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1401 McKinney Street, Suite 1200
Houston, Texas 77010

TRANSFER AND SHAREHOLDER
SERVICE AGENT
The Variable Annuity Life
Insurance Company
2929 Allen Parkway
Houston, Texas 77019

OFFICERS
Evelyn M. Curran,
President and Chief Executive Officer
John Packs,
Vice President and Senior Investment Officer
Gregory R. Kingston,
Treasurer and Chief Financial Officer
Nori L. Gabert,
Vice President, Secretary and Chief Legal Officer
Cynthia A. Gibbons,
Chief Compliance Officer and Assistant Secretary
Robert M. Zakem,
Vice President and Assistant Secretary
Donna Handel,
Vice President and Assistant Treasurer
Kathryn A. Pearce,
Assistant Treasurer
Donald H. Guire,
Assistant Treasurer
Mark Matthes,
Assistant Secretary
 This report is for the information of the shareholders and variable contract owners investing in VALIC Company II. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

 VALIC Company II is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. Once filed, VALIC Company II's Form N-Q will be available without charge on the SEC's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330, (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington DC 20549-0102 or
(iii) sending your request electronically to publicinfo@sec.gov.

VOTING PROXIES ON VALIC COMPANY II PORTFOLIO SECURITIES

 A description of the policies and procedures that VALIC Company II uses to determine how to vote proxies related to securities held in the Fund's portfolios which is available in the VALIC Company II Statement of Additional information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY II PORTFOLIO SECURITIES

 Information regarding how VALIC Company II voted proxies relating to securities held in the VALIC Company II Funds during the twelve month period ended June 30, 2004 is available (i) without charge, upon request, by calling
(800) 448-2542 or (ii) on the SEC's website at http://www.sec.gov.

                                             ---------------
                   VALIC Company II             PRSRT STD
                   P.O. Box 3206              U.S. POSTAGE
                   Houston, Texas 77253-3206      PAID
                                              LANCASTER, PA
                                             PERMIT NO. 1765
                                             ---------------

VL 11288 VER 08/04

Item 2. Code of Ethics.

VALIC Company II ("the Registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3. Audit Committee Financial Expert.

Currently, the Registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the Registrant's financial statements, supervise the Registrant's preparation of its financial statements, and oversee the work of the Registrant's independent auditors.

Item 4. Principal Accountant Fees and Services.

     (a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountant were as follows:

                                                2003             2004
                     Audit Fees               $18,089          $38,852
                     Audit-Related Fees       $ 9,075          $14,187
                     Tax Fees                 $76,450          $84,575
                     All Other Fees           $     0          $     0

               Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees principally include a SAS No. 100 review of the Registrant's Semiannual Shareholder Report. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         (e)

               (1) The Registrant's audit committee pre-approves all audit services provided by the Registrant's principal accountant for the Registrant and all non-audit services provided by the Registrant's principal accountant for the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the Registrant.

               (2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f)   Not Applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the Registrant for 2004 and 2003 were $1,029,660 and $462,725, respectively.

         (h) Non-audit services rendered to the Registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the Registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's management, including the President and Treasurer, concluded that the Registrant's disclosure controls and procedures are effective.

     (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal contro1 over financial reporting.

Item 11. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

          (2) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company II

By: /s/ Evelyn M. Curran
Evelyn M. Curran
President
Date: November 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Evelyn M. Curran
Evelyn M. Curran
President

Date: November 9, 2004

By: /s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: November 9, 2004